                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:                [_]CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[X] Preliminary Proxy Statement

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                                  WABAN INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:
    Common Stock, $.01 par value of BJ's Wholesale Club, Inc.

  (2) Aggregate number of securities to which transaction applies:
    32,303,248 shares

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    $7.43 per share (based on the per share book value as of the most recent practicable date)

  (4) Proposed maximum aggregate value of transaction:
    $240,052,000

  (5) Total fee paid:
    $48,010.40

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
  Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                                                               PRELIMINARY COPY

                                  Waban Inc.

                                                ONE MERCER ROAD
                                                NATICK, MASSACHUSETTS 01760
                                                (508) 651-6500

                                      , 1996

Dear Stockholder:

  You are cordially invited to attend a Special Meeting of the stockholders of
Waban Inc. ("Waban" or the "Company") which will be held on             , 1997
at     a.m. at                     , Boston, Massachusetts. All stockholders
of record as of     , 1996 are entitled to vote at the Special Meeting. We
urge you to be present in person or represented by proxy at this important Special Meeting at which stockholders will be asked to ratify a major transaction that will separate Waban into two publicly owned companies.

  At the Special Meeting, you will be asked to consider and vote upon a group of related proposals which provide for the tax-free distribution (the "Distribution") in the form of a special dividend to stockholders, on a one-for-one basis, of all outstanding shares of the common stock held by Waban of BJ's Wholesale Club, Inc., a newly formed, wholly-owned subsidiary of Waban ("BJI"). The Distribution will separate BJ's Wholesale Club, the Company's food and general merchandise warehouse club business (the "Warehouse Club Business"), from HomeBase, the Company's home improvement warehouse business (the "Home Improvement Business"). After the Distribution, the Company will change its name to HomeBase, Inc. and will continue to operate and develop the Home Improvement Business. BJI will operate and develop the Warehouse Club Business after the Distribution.

  The Company's Board of Directors believes that the Distribution will accomplish a number of important business goals. Separation of the Home Improvement Business and the Warehouse Club Business into independent publicly owned companies will allow each company to concentrate exclusively on its own business objectives without concern for the business objectives of the other company, and will allow the financial markets to better recognize and evaluate the merits of the Warehouse Club Business and the Home Improvement Business, thereby enhancing the likelihood that each will achieve appropriate market recognition for its own performance.

  The Waban Board also believes the improved recognition by the financial markets resulting from the separation of the Home Improvement Business and the Warehouse Club Business into independent publicly owned companies will facilitate the conversion of the Company's $108.6 million convertible subordinated debentures (the "Convertible Debentures") into Common Stock. The Convertible Debentures are convertible into Waban Common Stock at a price of $24.75 per share, and are redeemable during the period from July 1, 1996 to June 30, 1997 at a price of 103.611% of par, plus accrued interest. The Company intends to call the Convertible Debentures for redemption prior to the Distribution. If the Convertible Debentures are redeemed for cash in response to such call, the Company expects that BJI will undertake an equity offering to reduce the indebtedness that Waban would incur to finance the redemption. This transaction is expected to reduce the aggregate level of indebtedness and interest cost borne by the two companies, and to improve the debt-to-total capital ratio of each company, as compared to Waban.

  We at Waban are excited about the future prospects for both HomeBase and BJI as separate publicly owned companies. The Board of Directors believes that the Distribution is in the best interests of stockholders and recommends that stockholders vote "FOR" all of the distribution proposals.

  Details of the distribution proposals are set forth in the accompanying Proxy Statement and should be considered carefully.

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE SENT IN YOUR PROXY CARD.

                                  Sincerely,

            Herbert J. Zarkin                     Lorne R. Waxlax
            President and Chief Executive Officer Chairman of the Board

                                                               PRELIMINARY COPY

                                  Waban Inc.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON     , 1997

                               ----------------

  A Special Meeting of Stockholders of Waban Inc. ("Waban" or the "Company")
will be held at                         , Boston, Massachusetts on
            , 1997, at     a.m. The meeting will be conducted:

    1. To consider and vote upon six related proposals (the "Distribution Proposals") described in the accompanying Proxy Statement, as follows:

       (i) Proposal One: Approval of a distribution (the "Distribution") in the form of a tax-free special dividend to all holders of Waban's outstanding shares of common stock, on a one-for-one basis, of all outstanding shares of common stock held by Waban, and the associated stockholders' rights, of a newly formed, wholly-owned subsidiary of the Company, to be known as "BJ's Wholesale Club, Inc." ("BJI"), which will own and operate the "BJ's Wholesale Club" business presently conducted as a division of Waban;

       (ii) Proposal Two: Approval of an amendment of the Certificate of Incorporation of Waban, which will change the name of Waban to "HomeBase, Inc." after the Distribution;

      (iii) Proposal Three: Approval of an amendment to the Waban 1989 Stock Incentive Plan to increase by 2,000,000 shares the number of shares available for issuance thereunder;

      (iv) Proposal Four: Approval of the BJI 1997 Stock Incentive Plan;

       (v) Proposal Five: Approval of the BJI Management Incentive Plan;
    and

      (vi) Proposal Six: Approval of the BJI Growth Incentive Plan; and

    2. To consider such other business as may properly come before the Special Meeting.

  The Waban Board believes that the passage of each of the Distribution Proposals is critical to the Distribution. Accordingly, the Waban Board reserves the right not to declare the Distribution if any of the Distribution Proposals is not approved.

  The record date for stockholders entitled to notice of, and to vote at, the
Special Meeting is the close of business on             , 1996. This Notice,
the Proxy Statement and the accompanying form of proxy are first being mailed
to stockholders of the Company on or about             , 1996. The list of
stockholders will be available for examination by stockholders at the offices of Hale and Dorr, 60 State Street, Boston, MA 02109-1803 for the ten days prior to the meeting.

  The Board of Directors of the Company has retained discretion, even if stockholder approval of the Distribution Proposals is obtained and the other conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution or any other element contained in the Distribution Proposals. If the Board of Directors takes any such action, it will be on the basis that the Board believes it will be in the best interests of the Company and its stockholders.

                                            By Order of the Board of Directors

                                            SARAH M. GALLIVAN
                                               Secretary

Natick, Massachusetts

            , 1996

  IT IS EXTREMELY IMPORTANT THAT AS MANY SHARES OF STOCK AS POSSIBLE BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE. NO POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Proxy Statement Summary...................................................    2
Introduction..............................................................   16
  Matters for Consideration at the Special Meeting........................   16
  Voting Rights and Proxy Information.....................................   17
  No Appraisal Rights.....................................................   18
Recent Developments.......................................................   18
Proposal One: The Distribution............................................   19
  Background and Reasons for the Distribution.............................   19
  Manner of Effecting the Distribution....................................   19
  Federal Income Tax Aspects of the Distribution..........................   19
  Accounting Treatment....................................................   21
  Listing and Trading of BJI Common Stock.................................   21
  Listing and Trading of HomeBase Common Stock............................   21
  Conditions; Termination.................................................   22
Certain Special Considerations............................................   23
Relationship Between BJI and HomeBase after the Distribution; Conflicts of
 Interest.................................................................   27
  Distribution Agreement..................................................   27
  Services Agreement......................................................   28
  Tax Sharing Agreement...................................................   28
  Policies and Procedures for Addressing Conflicts........................   30
Financing; Treatment of Outstanding Long-Term Debt........................   30
Consents; Regulatory Approvals............................................   31
Waban Capitalization......................................................   32
Selected Historical Financial Data of Waban...............................   33
Pro Forma Financial Data of Waban.........................................   34
Management's Discussion and Analysis of Unaudited Pro Forma Financial Data
 of Waban.................................................................   45
BJI Capitalization........................................................   46
Selected Historical Financial Data of BJI.................................   47
Pro Forma Financial Data of BJI...........................................   48
Management's Discussion and Analysis of Financial Condition and Results of
 Operations of BJI........................................................   57
BJI Business and Properties...............................................   60
HomeBase Business and Properties..........................................   65
Management of BJI.........................................................   70
Management of HomeBase....................................................   79
Price Range of Waban Common Stock.........................................   86
Ownership of BJI Common Stock.............................................   87
Ownership of HomeBase Common Stock........................................   89
Description of BJI Capital Stock..........................................   90
Certain Provisions of the BJI Certificate and the BJI By-laws.............   91
Proposal Two: Approval of Amendment to the Waban Certificate of
 Incorporation............................................................   96
Proposal Three: Approval of Amendment to the Waban 1989 Stock Incentive
 Plan.....................................................................   97
Proposal Four: Approval of the BJI 1997 Stock Incentive Plan..............  105
Proposal Five: Approval of the BJI Management Incentive Plan..............  106
Proposal Six: Approval of the BJI Growth Incentive Plan...................  107
Other Matters.............................................................  109
  Independent Accountants.................................................  109
  Stockholder Proposals...................................................  109
  Incorporation of Certain Documents by Reference.........................  109
  Available Information...................................................  109
  Reports of BJI..........................................................  110
  Forward Looking Information.............................................  110
Index to Financial Statements.............................................  F-1

                            PROXY STATEMENT SUMMARY

  The following is a summary of certain information contained in this Proxy Statement. This summary is not intended to be complete and is qualified in its entirety by reference to the more detailed information set forth elsewhere in this Proxy Statement, all of which should be reviewed carefully. Fiscal year references refer to Waban's fiscal year which ends on the last Saturday of January of the following calendar year. For example, Waban's 1996 fiscal year ends on January 25, 1997.

THE SPECIAL MEETING

DATE, TIME AND PLACE OF SPECIAL
 MEETING........................  A Special Meeting (the "Special Meeting") of
                                  the stockholders of the Company will be held
                                  on             , 1997 at        a.m. at
                                                       Boston, Massachusetts.

PURPOSE OF THE SPECIAL MEETING..  At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon the following six related proposals (the "Distribution Proposals"):

                                  (i) Approval of a distribution (the
                                  "Distribution") in the form of a tax-free special dividend to all holders of Waban's outstanding shares of common stock, on a one-for-one basis, of all outstanding shares of common stock held by Waban, and the associated stockholders' rights, of a newly formed, wholly-owned subsidiary of the Company, BJ's Wholesale Club, Inc., which will own and operate the "BJ's Wholesale Club" business presently conducted as a division of Waban;

                                  (ii) Approval of an amendment of the
                                  Certificate of Incorporation of Waban, which will change the name of Waban to "HomeBase, Inc." after the Distribution;

                                  (iii) Approval of an amendment to the Waban
                                  1989 Stock Incentive Plan to increase by
                                  2,000,000 shares the number of shares
                                  available for issuance thereunder;

                                  (iv) Approval of the BJI 1997 Stock Incentive Plan;

                                  (v) Approval of the BJI Management Incentive
                                  Plan; and

                                  (vi) Approval of the BJI Growth Incentive
                                  Plan.

                                  The Waban Board believes that the passage of each of the Distribution Proposals is critical to the Distribution. Accordingly, the Waban Board reserves the right not to declare the Distribution if any of the Distribution Proposals is not approved.

VOTING..........................  Each stockholder of record at the close of
                                  business on    , 1996 (the "Special Meeting
                                  Record Date") is entitled to notice of, and to vote at, the Special Meeting. Each share of

                                  Common Stock of Waban ("Waban Common Stock") is entitled to one vote on each matter presented at the Special Meeting. All such shares entitled to notice of and to vote at the Special Meeting are referred to herein as "Record Shares". The presence in person or by proxy of stockholders holding Record Shares which are entitled to a majority of the votes of all holders of Record Shares will constitute a quorum for the transaction of business at the Special Meeting.

VOTES REQUIRED..................  The Company believes that, under Delaware law, which governs the Distribution, a vote of stockholders is not required in connection with the Distribution (Proposal One). However, the Company is seeking stockholder approval of Proposal One because of the importance of the Distribution. Approval of Proposals One and Two will require the affirmative vote of the holders of a majority of the outstanding Record Shares. Approval of Proposals Three, Four, Five and Six will require the affirmative vote of the holders of a majority of the votes cast at the Special Meeting.

                                  In the event that stockholders fail to
                                  approve all of the Distribution Proposals, the Distribution may not be made, in which case Waban intends to continue to operate the Warehouse Club Business and the Home Improvement Business and may consider alternative restructuring options.


CERTAIN SPECIAL CONSIDERATIONS..  Stockholders should carefully consider the factors discussed under "Certain Special
                                  Considerations" as well as the other
                                  information set forth herein before voting on the Distribution Proposals.

BOARD RECOMMENDATION............  THE BOARD OF DIRECTORS OF THE COMPANY
                                  BELIEVES THAT THE DISTRIBUTION IS IN THE BEST INTERESTS OF STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL OF THE DISTRIBUTION PROPOSALS.

THE DISTRIBUTION

EFFECT..........................  The Distribution will separate Waban's food and general merchandise warehouse club
                                  business (the "Warehouse Club Business"), which is operated as Waban's "BJ's Wholesale Club" division (the "BJ's Division"), from Waban's home improvement warehouse business (the "Home Improvement Business"), which is operated as Waban's "HomeBase" division (the "HomeBase Division"). After the Distribution, BJI (as used herein, to include BJI's consolidated subsidiaries unless the context requires otherwise) will be an independent, publicly owned company that will operate and develop the Warehouse Club Business. After the Distribution, Waban will change its name to HomeBase, Inc. ("HomeBase"), and HomeBase will continue to operate and develop the Home Improvement Business.

SHARES TO BE DISTRIBUTED........  It is expected that the Waban Board will declare the Distribution after the Special
                                  Meeting. On the date of the Distribution (the "Distribution Date"), Waban will make the Distribution to stockholders of record of Waban as of the Distribution Record Date (as defined below). Each such stockholder will receive one share of BJI Common Stock for every share of Waban Common Stock held by such stockholder. See "The Distribution-- Manner of Effecting the Distribution."

DISTRIBUTION RECORD DATE........  The record date for the Distribution (the
                                  "Distribution Record Date") will be
                                  established by the Waban Board of Directors
                                  (the "Waban Board") following the Special
                                  Meeting. The Distribution Record Date will be a date that is as soon as practicable following the declaration of the Distribution. See "The Distribution--Manner of Effecting the Distribution."

DISTRIBUTION DATE...............  The Distribution Date will be established by the Waban Board following the Special
                                  Meeting. On the Distribution Date, Waban will deliver shares of BJI Common Stock to the Distribution Agent. The Distribution Agent will mail stock certificates as soon as practicable thereafter. See "The Distribution--Manner of Effecting the Distribution."

CONDITIONS TO THE DISTRIBUTION..  The Distribution may not occur unless all of the Distribution Proposals are approved. In addition, the Distribution is conditioned upon a number of other things, including: (i) the declaration by the Waban Board of the Distribution; (ii) Waban's receipt of a ruling that the Distribution will qualify as a tax-free transaction under Section 355 of the Internal Revenue Code of 1986, as amended (the "Code"); (iii) the conversion into Common Stock or the redemption for cash of Waban's $108.6 million 6.5% Convertible Subordinated Debentures (the "Convertible Debentures") and, if the Convertible Debentures are redeemed for cash, the closing of an equity offering by BJI to reduce the indebtedness that Waban would incur to finance the redemption; and (iv) BJI and HomeBase having obtained bank credit facilities in amounts deemed necessary by Waban management. Even if all conditions are satisfied, the Waban Board has reserved discretion to abandon, defer or modify the Distribution at any time prior to the Distribution Date. See "The Distribution-- Conditions; Termination."




BACKGROUND AND REASONS FOR THE
 DISTRIBUTION...................  The Waban Board believes that the
                                  Distribution will accomplish a number of important business goals. Separation of the Home Improvement Business and the Warehouse Club Business into independent publicly owned companies will allow each company to concentrate exclusively on its own business objectives without concern for the business objectives of the other company, and will allow the financial markets to better recognize and evaluate the merits of the Warehouse Club Business and the Home Improvement Business, thereby enhancing the likelihood that each will achieve appropriate market recognition for its own performance.

                                  The Waban Board also believes the improved recognition by the financial markets resulting from the separation of the Home Improvement Business and the Warehouse Club Business into independent publicly owned companies will facilitate the conversion of the Company's $108.6 million convertible subordinated debentures (the "Convertible Debentures") into Common Stock. The Convertible Debentures are convertible into Waban Common Stock at a price of $24.75 per share, and are redeemable during the period from July 1, 1996 to June 30, 1997 at a price of 103.611% of par, plus accrued interest. The Company intends to call the Convertible Debentures for redemption prior to the Distribution. If the Convertible Debentures are redeemed for cash in response to such call, Waban expects that BJI will undertake an equity offering to reduce the indebtedness that Waban would incur to finance the redemption. This transaction is expected to reduce the aggregate level of indebtedness and interest costs borne by the two companies, and to improve the debt-to-total capital ratio of each company, as compared to Waban.

                                  In addition, the Distribution is expected to enhance the ability of the separate corporations to attract, motivate and retain key personnel through the provision of more effective stock-based incentive compensation programs that are based on the performance of the respective business in which such individuals are employed without being influenced by the results of the business in which they have no involvement.

                                  There can be no assurance that any of the anticipated benefits of the Distribution described above will be realized.

ASSET TRANSFERS.................  Prior to the Distribution Date, Waban intends to transfer to BJI all of the assets of the BJ's Division and other related assets, subject to the assumption by BJI of the liabilities related to the BJ's Division (such transfers being referred to collectively as the "Asset Transfers").


RELATIONSHIP BETWEEN HOMEBASE
 AND BJI AFTER THE
 DISTRIBUTION...................  For purposes of governing certain ongoing relationships between HomeBase and BJI after the Distribution and to provide an orderly transition, Waban and BJI will enter into certain agreements. Such agreements will include a Distribution Agreement, a Services Agreement, and a Tax Sharing Agreement. Following the Distribution, certain persons who are currently directors of Waban will be directors of both HomeBase and BJI, and Herbert J. Zarkin, who is currently President and Chief Executive Officer of Waban, will be Chairman of the Board of Directors of both HomeBase and BJI. HomeBase and BJI will adopt policies and procedures to be followed by the board of directors of each company to limit the involvement of such persons in conflict situations, including requiring them to abstain from voting as directors of either company on certain matters that present a conflict of interest between the two companies. See "Relationship Between HomeBase and BJI after the Distribution; Conflicts of Interest--Policies and Procedures for Addressing Conflicts" and "Certain Special Considerations--Potential Conflicts."


FINANCING; TREATMENT OF
 OUTSTANDING LONG-TERM DEBT.....  Waban's outstanding indebtedness currently includes its (i) $24,000,000 9.58% unsecured senior notes due May 31, 1998 (the "Senior Notes"); (ii) $100,000,000 11% senior subordinated notes due May 15, 2004 ("Senior
                                  Subordinated Notes"); (iii) $108,600,000 6.5%
                                  convertible subordinated debt due July 1, 2002 (the "Convertible Debentures"); and (iv) $150,000,000 line of credit with a group of banks, under which $35,000,000 of borrowings were outstanding as of October 26, 1996. Prior to the Distribution, Waban will repay the Senior Notes, and will retire (via open market purchases or a tender offer) or defease the Senior Subordinated Notes. Waban will be required to pay certain premiums and prepayment penalties in connection with the foregoing transactions. See "Certain Special Considerations--Repayment of Long-Term Debt."

                                  In addition, Waban expects to call for
                                  redemption the Convertible Debentures. The
                                  Convertible Debentures are convertible by the holders into Waban Common Stock at a conversion price of $24.75 per share, and are redeemable during the period from July 1, 1996 to June 30, 1997 at a price of 103.611%
                                  of par, plus accrued interest. If the
                                  Convertible Debentures are redeemed for cash in response to such call, Waban expects that BJI will undertake an equity offering to reduce the indebtedness that Waban would incur to finance the redemption. Such offering could delay the Distribution Date. It is a condition to the Distribution that the Convertible Debentures be converted into Common Stock or redeemed for cash and, if the Convertible Debentures are redeemed for cash, that BJI successfully completes such equity offering. There can be no assurance that such conversion or such redemption and equity offering will take place.

                                  Waban is currently in discussions with
                                  financial institutions to obtain bank credit facilities for each of BJI and HomeBase following the Distribution. It is a condition of the Distribution that such credit facilities be obtained in amounts and on terms considered appropriate by the Waban Board. Although Waban expects to obtain such credit facilities, there is no assurance that such credit facilities can be obtained on terms similar to those currently available to Waban or on other terms considered appropriate by the Waban Board, if at all.

TAX CONSEQUENCES................  The Distribution will not occur unless, on or before the Distribution Date, Waban has
                                  received a ruling from the IRS to the effect that the Distribution will constitute a "spin-off" under Section 355 of the Internal Revenue Code which is tax-free to Waban and its stockholders. As of the date hereof, the IRS has not issued such a ruling, and there can be no assurance that the IRS will issue a favorable ruling. If the Distribution so qualifies, the receipt of BJI Common Stock will be tax-free for Federal income tax purposes to Waban stockholders, and Waban will not recognize income, gain or loss solely as a result of the Distribution. Waban stockholders will be required to apportion their tax basis in Waban Common Stock between the BJI Common Stock received in the Distribution and the HomeBase Common Stock based on the relative fair market values of such stocks on the Distribution Date. See "Certain Special Considerations--Certain Tax Considerations."

ACCOUNTING TREATMENT............  Upon approval of the Distribution Proposals at the Special Meeting, Waban will present the Warehouse Club Business as discontinued operations to the extent financial information for periods prior to the Distribution is required to be included in Waban's historical financial statements. After the Distribution, the business of BJI will be reflected in separate consolidated financial statements. See "Selected Historical Financial Data of Waban," "Pro Forma Financial Data of Waban," "Selected Historical Financial Data of BJI," and "Pro Forma Financial Data of BJI."

BJ'S WHOLESALE CLUB, INC.

BUSINESS AFTER THE
 DISTRIBUTION...................  The Warehouse Club Business is presently conducted by the BJ's Division. Following the Distribution, BJI will conduct the Warehouse Club Business. The BJ's Division introduced the warehouse club concept to New England in 1984 and has since expanded in the northeastern and Mid-Atlantic states, as well as in southern Florida. As of October 26, 1996, the BJ's Division was operating 79 warehouse clubs in 12 states and had over four million members. Waban expects that two additional warehouse clubs will be opened in fiscal 1996 and approximately ten additional warehouse clubs will be opened in fiscal 1997. See "BJI Business and Properties."

PRINCIPAL OFFICE................  The principal office of BJI is, and after the
                                  Distribution Date will remain, One Mercer
                                  Road, Natick, Massachusetts 01760. Its
                                  telephone number is (508) 651-6500.

BOARD OF DIRECTORS..............  Prior to the Distribution Date, Waban, as the
                                  sole stockholder of BJI, plans to elect the following nine persons to the Board of Directors of BJI (the "BJI Board"), effective as of the Distribution Date: S. James Coppersmith, Kerry L. Hamilton, Allyn L. Levy, Arthur F. Loewy, John J. Nugent, Thomas
                                  J. Shields, Lorne R. Waxlax, Edward J.
                                  Weisberger and Herbert J. Zarkin. All of such persons, other than Messrs. Nugent and Weisberger, are currently members of the Waban Board. Members of the BJI Board will be elected for staggered three-year terms. Messrs. Zarkin, Waxlax and Weisberger will serve as directors of both HomeBase and BJI after the Distribution. Mr. Zarkin will also serve as Chairman of the Board of Directors of both HomeBase and BJI after the Distribution. See "Management of BJI--BJI Board."

POST-DISTRIBUTION DIVIDEND
 POLICY.........................  The declaration and payment of dividends by
                                  BJI will be at the discretion of the BJI
                                  Board. It is expected that certain debt
                                  agreements of BJI will substantially limit its ability to pay cash dividends. Waban has never paid a cash dividend and does not expect that the BJI Board will declare any cash dividends on the BJI Common Stock after the Distribution. However, the BJI Board will reevaluate its dividend policy from time to time in the future in light of its results of operations, financial conditions, cash requirements, future prospects and other factors it deems relevant. There can be no assurance that any dividends will be paid in the future. See "Certain Special Considerations--Dividend Policies."

TRADING MARKET..................  There is presently no public market for BJI
                                  Common Stock. BJI intends to list the BJI
                                  Common Stock on the New York Stock Exchange.
                                  See "Certain Special Considerations--No
                                  Current Public Market for BJI Common Stock" and "The Distribution--Listing and Trading of BJI Common Stock."


CERTAIN PROVISIONS OF THE BJI
 CERTIFICATE OF INCORPORATION
 AND BY-LAWS....................  BJI's Certificate of Incorporation (the "BJI
                                  Certificate") and By-laws (the "BJI By-
                                  laws"), as they will be in effect following the Distribution, are substantially similar to the Certificate of Incorporation and By-laws of Waban on the date hereof. Certain of the provisions of the BJI Certificate and the BJI By-laws may have the effect of making difficult or expensive an acquisition of control of BJI in a transaction not approved by the BJI Board. In addition, prior to the Distribution, the BJI Board will adopt a Preferred Share Purchase Rights Plan, which may have a similar effect. See "Certain Provisions of the BJI Certificate and the BJI By-laws-- Preferred Share Purchase Rights."

                                  The BJI Certificate eliminates certain
                                  liabilities of BJI directors in connection with the performance of their duties. See "Certain Provisions of the BJI Certificate and the BJI By-laws--Elimination of Liability in Certain Circumstances."

HOMEBASE, INC.

BUSINESS AFTER THE
 DISTRIBUTION...................  Following the Distribution, HomeBase will retain the Home Improvement Business, which is presently conducted as Waban's HomeBase Division. The HomeBase Division is the second largest operator of home improvement warehouse stores in the western United States and is one of the nation's largest home improvement merchandisers using a warehouse format. The HomeBase Division offers a broad assortment of home improvement and building supply products. As of October 26, 1996, the HomeBase Division was operating 84 warehouse stores. In recent years, the HomeBase Division has pursued a series of strategic initiatives to strengthen its market position in the western United States and to improve its profitability. These initiatives have included (i) a significant increase in the level of customer service offered at HomeBase stores; (ii) efforts to improve gross margin through buying and logistics efficiencies; and (iii) an aggressive marketing program. Since 1993, the HomeBase Division has closed 18 underperforming stores, opened 12 new stores, and completed the remodeling or relocation of 34 older stores to reflect the HomeBase Division's new prototype design. Waban expects to continue the remodeling program and to open one to three new HomeBase stores in fiscal 1997. See "HomeBase Business and Properties."

PRINCIPAL OFFICE................  After the Distribution Date, the principal office of HomeBase will be at 3345 Michelson
                                  Drive, Irvine, CA, 92715. Its telephone
                                  number is (714) 442-5000.

BOARD OF DIRECTORS..............  Effective as of the Distribution Date, the
                                  Board of Directors of HomeBase (the "HomeBase Board") is expected to consist of the following persons: Stanley H. Feldberg, Allan
                                  P. Sherman, Lorne R. Waxlax, Edward J.
                                  Weisberger and Herbert J. Zarkin. All of such persons, other than Messrs. Sherman and Weisberger, are currently members of the Waban Board. The Waban Board expects to appoint additional independent directors prior to the Distribution. Members of the HomeBase Board will continue to be
                                  elected for staggered three-year terms.
                                  Messrs. Zarkin, Waxlax and Weisberger will
                                  serve as directors of both BJI and HomeBase
                                  after the Distribution. Mr. Zarkin will also
                                  serve as Chairman of the Board of Directors
                                  of both BJI and HomeBase after the
                                  Distribution. See "Management of HomeBase--
                                  HomeBase Board."
POST-DISTRIBUTION DIVIDEND
 POLICY.........................  The declaration and payment of dividends by
                                  HomeBase is at the discretion of the HomeBase Board. It is expected that certain debt agreements of HomeBase will substantially limit its ability to pay cash dividends. Waban has never paid a cash dividend and the Waban Board does not expect that it will declare any cash dividends on the HomeBase Common Stock after the Distribution. However, the HomeBase Board will reevaluate its dividend policy from time to time in the future in light of its results of operations, financial conditions, cash requirements, future prospects and other factors it deems relevant. There can be no assurance that any dividends will be paid in the future. See "Certain Special Considerations--Dividend
                                  Policies."

TRADING MARKET..................  After the Distribution, it is expected that
                                  HomeBase's Common Stock (formerly the Waban
                                  Common Stock) will continue to be listed on the New York Stock Exchange. As a result of the Distribution, the trading price range of the HomeBase Common Stock is expected to be significantly lower than the trading price range of the Waban Common Stock prior to the Distribution. See "Certain Special Considerations--Change in Trading Prices of HomeBase Common Stock."

NAME CHANGE.....................  The approval of the Distribution Proposals will authorize the Waban Board to change the name of the Company to "HomeBase, Inc." after the Distribution.


AMENDMENT TO WABAN'S 1989 STOCK
 INCENTIVE PLAN.................  The approval of the Distribution Proposals will increase the number of shares authorized for issuance under Waban's 1989 Stock Incentive Plan by 2,000,000 shares. These additional shares will be available for grant by the HomeBase Board following the Distribution. The Waban Board expects that options to purchase certain of these shares will be granted to HomeBase employees who currently hold Waban options, so that such persons' options would represent the same value immediately following the Distribution as they did immediately before the Distribution. See "Management of HomeBase-- Incentive and Other Plans--1989 Stock Incentive Plan."

APPROVAL OF THE BJI 1997 STOCK
 INCENTIVE PLAN.................  The approval of the Distribution Proposals will authorize BJI to adopt the BJI 1997
                                  Stock Incentive Plan. This plan would enable
                                  BJI to grant options and other stock
                                  incentive awards to employees of BJI
                                  following the Distribution. Up to an
                                  aggregate of 3,000,000 shares of BJI Common
                                  Stock would be authorized for issuance under the plan. The Waban Board expects that options to purchase certain of the shares issuable under this plan will be granted to BJI employees who currently hold Waban options so that such persons' options would represent the same value immediately following the Distribution as they did immediately before the Distribution. See "Management of BJI--Incentive and Other Plans--1997 Stock Incentive Plan."


APPROVAL OF THE BJI MANAGEMENT
 INCENTIVE PLAN.................  The approval of the Distribution Proposals will authorize BJI to adopt the BJI
                                  Management Incentive Plan (the "BJI MIP").
                                  The BJI MIP is intended to provide executive officers and other key employees of BJI with cash incentive awards, based upon the attainment of annual performance goals. The BJI MIP is similar to the Waban Management Incentive Plan and will cover BJI's employees currently covered by the Waban Management Incentive Plan.


APPROVAL OF THE BJI GROWTH
 INCENTIVE PLAN.................  The approval of the Distribution Proposals will authorize BJI to adopt the BJI Growth
                                  Incentive Plan (the "BJI GIP"). The BJI GIP is intended to provide certain high-level management employees with cash awards based on BJI's financial performance over an award period that typically consists of two or more fiscal years. The BJI GIP is similar to the Waban Growth Incentive Plan and will cover BJI's employees currently covered by the Waban Growth Incentive Plan.

                                  WABAN INC.

     SUMMARY OF SELECTED HISTORICAL AND UNAUDITED PRO FORMA FINANCIAL DATA

  The data that follows should be read in conjunction with the audited Consolidated Financial Statements and notes thereto included in Waban's Annual Report on Form 10-K for the fiscal year ended January 27, 1996 and the unaudited financial data included in Waban's Quarterly Report on Form 10-Q for the thirteen-week period ended July 27, 1996, both of which are incorporated by reference herein, and the unaudited Pro Forma Financial Data of Waban included elsewhere in this Proxy Statement. For a discussion of the basis of presentation of the Waban Consolidated Financial Statements, see Summary of Accounting Policies in Notes to the Waban Consolidated Financial Statements contained in its Form 10-K for the fiscal year ended January 27, 1996.

  The summary unaudited pro forma financial data set forth below illustrates the estimated effects on Waban of the proposed Distribution and (i) the repayment by BJI to Waban of intercompany indebtedness and current taxes payable, (ii) the prepayment of the Senior Notes and Senior Subordinated Notes, (iii) new borrowings under Waban's proposed credit agreement, and (iv) the conversion or redemption of the Convertible Debentures (the "related transactions"). The Company intends to call the Convertible Debentures for redemption prior to the Distribution. The pro forma financial data has been prepared to present two alternative scenarios. Scenario A gives pro forma effect to the conversion of the Convertible Debentures into Waban Common Stock. Scenario B gives pro forma effect to the redemption of the Convertible Debentures for cash. It is a condition to the Distribution that such conversion or redemption take place and, if the Convertible Debentures are redeemed for cash, that BJI complete an equity offering to reduce the indebtedness that Waban would incur to finance the redemption. However, there can be no assurance that holders of the Convertible Debentures will convert their Convertible Debentures into Common Stock or that, if all Convertible Debentures are not converted, BJI will complete such an equity offering. The pro forma balance sheet data is based on the July 27, 1996 balance sheet of Waban and assumes the Distribution and related transactions were consummated on that date. The pro forma income statement data gives effect to the Distribution and related transactions as if they occurred at the beginning of fiscal 1995. The pro forma financial data of Waban does not purport to represent what the financial position or results of operations of Waban would have been if the Distribution and related transactions had in fact been consummated on the dates indicated or at any future date. The pro forma adjustments are based upon available information and upon certain assumptions that Waban's management believes are reasonable in the circumstances.

                                              HISTORICAL                                           PRO FORMA (UNAUDITED)
                   ---------------------------------------------------------------- --------------------------
                                                                                           SCENARIO A:
                                                                                     ASSUMING CONVERSION OF
                                                                                     CONVERTIBLE DEBENTURES
                                                                                    --------------------------
                                                                 (UNAUDITED)
                                                                 TWENTY-SIX
                             FISCAL YEAR ENDED                   WEEKS ENDED        FISCAL YEAR   TWENTY-SIX
                   -------------------------------------- -------------------------    ENDED     WEEKS ENDED
                   JAN 29, 1994 JAN 28, 1995 JAN 27, 1996 JUL 29, 1995 JUL 27, 1996 JAN 27, 1996 JUL 27, 1996
                   ------------ ------------ ------------ ------------ ------------ ------------ -------------
                                          (DOLLARS AND SHARES IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT
 DATA:
Total revenues...   $3,589,341   $3,650,281   $3,978,384   $1,936,337   $2,132,589   $1,448,776    $776,513
                    ----------   ----------   ----------   ----------   ----------   ----------    --------
Cost of sales,
 including buying
 and occupancy
 costs...........    3,086,670    3,110,787    3,387,992    1,646,831    1,820,630    1,124,460     601,086
Selling, general
 and
 administrative
 expenses........      423,026      418,404      455,523      228,294      244,723      275,655     148,008
Restructuring
 charge..........      101,133          --           --           --           --           --          --
Interest on debt
 and capital
 leases (net)....       12,489       14,898       15,431        7,658        9,366        2,088       1,083
                    ----------   ----------   ----------   ----------   ----------   ----------    --------
Income (loss)
 before income
 taxes and
 cumulative
 effect of
 accounting
 principle
 changes.........   $  (33,977)  $  106,192   $  119,438   $   53,554   $   57,870   $   46,573    $ 26,336
                    ==========   ==========   ==========   ==========   ==========   ==========    ========
Pro forma income
 from continuing
 operations......                                                                    $   28,456    $ 15,986
                                                                                     ==========    ========
Net income
 (loss)..........   $  (17,782)  $   64,990   $   72,977   $   32,668   $   35,127
                    ==========   ==========   ==========   ==========   ==========
Pro forma income
 per share from
 continuing                                                                               $0.76       $0.43
 operations......                                                                         =====       =====
Income (loss) per
 common share:
 Primary.........       $(0.54)       $1.95        $2.20        $0.98        $1.05
                        ======        =====        =====        =====        =====
 Fully diluted...       $(0.54)       $1.83        $2.05        $0.92        $0.99
                        ======        =====        =====        =====        =====
Number of common
 shares for
 earnings per
 share
 computations:
 Primary.........       33,082       33,405       33,220       33,330       33,340
 Fully diluted...       33,082       37,793       37,784       37,720       37,728
                   JAN 29, 1994 JAN 28, 1995 JAN 27, 1996 JUL 29, 1995 JUL 27, 1996              JUL 27, 1996
                   ------------ ------------ ------------ ------------ ------------              -------------
BALANCE SHEET
 DATA:
Working capital..   $  213,315   $  308,749   $  265,450   $  287,327   $  267,268                 $168,986
Total assets.....    1,072,994    1,237,521    1,332,451    1,279,666    1,365,102                  625,867
Long-term debt
 and obligations
 under capital
 leases..........      174,054      258,763      245,313      245,990      232,710                   39,443
Stockholders'
 equity..........      420,492      488,089      555,120      516,833      589,365                  336,026
WAREHOUSES OPEN
 AT END OF PERI-
 OD:
BJ's Wholesale
 Club............           52           62           71           65           77
HomeBase.........           82           77           79           78           82
                            --------------------------
                                    SCENARIO B:
                              ASSUMING REDEMPTION OF
                              CONVERTIBLE DEBENTURES
                             -------------------------
                             FISCAL YEAR   TWENTY-SIX
                                ENDED     WEEKS ENDED
                             JAN 27, 1996 JUL 27, 1996
                             ------------ ------------
INCOME STATEMENT
 DATA:                         $1,448,776    $776,513
Total revenues...              ----------    --------

Cost of sales,
 including buying
 and occupancy                  1,124,460     601,086
 costs...........
Selling, general
 and
 administrative                   275,655     148,008
 expenses........
Restructuring                         --          --
 charge..........
Interest on debt
 and capital                        2,230       1,154
 leases (net)....              ----------    --------

Income (loss)
 before income
 taxes and
 cumulative
 effect of
 accounting
 principle                     $   46,431    $ 26,265
 changes.........              ==========    ========

Pro forma income
 from continuing               $   28,369    $ 15,943
 operations......              ==========    ========

Net income
 (loss)..........

Pro forma income
 per share from                     $0.86       $0.48
 continuing                         =====       =====
 operations......
Income (loss) per
 common share:
 Primary.........

 Fully diluted...

Number of common
 shares for
 earnings per
 share
 computations:
 Primary.........
 Fully diluted...
                                           JUL 27, 1996
                                           ------------
BALANCE SHEET
 DATA:
Working capital..                            $170,280
Total assets.....                             625,573
Long-term debt
 and obligations
 under capital
 leases..........                              41,331
Stockholders'
 equity..........                             335,432
WAREHOUSES OPEN
 AT END OF PERI-
 OD:
BJ's Wholesale
 Club............
HomeBase.........

                           BJ'S WHOLESALE CLUB, INC.

     SUMMARY OF SELECTED HISTORICAL AND UNAUDITED PRO FORMA FINANCIAL DATA

  The following table summarizes selected historical financial data of BJI for the three fiscal years ended January 27, 1996 and for the twenty-six week periods ended July 29, 1995 and July 27, 1996. The financial statements of BJI include the assets, liabilities, revenues and expenses of the BJ's Division. The BJI financial statements include certain allocations of the overhead expenses incurred by Waban that support the BJ's Division. In management's opinion, these allocations were made on a reasonable basis. However, such allocations may not be indicative of the level of expenses which will be incurred by BJI after the Distribution. The expenses were generally allocated based on specific identification and estimates of the relative time devoted to supporting BJI. The historical financial data is not necessarily indicative of BJI's future results of operations or financial condition. The data set forth below should be read in conjunction with the unaudited Pro Forma Financial Data of BJI and the Notes thereto, the audited Financial Statements of BJI and the Notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations of BJI included elsewhere in this Proxy Statement. The historical financial data for the twenty-six weeks ended July 29, 1995 and July 27, 1996 is unaudited. For a discussion of the basis of presentation of the BJI Financial Statements, see Summary of Accounting Policies in Notes to the BJI Financial Statements.

  The following unaudited pro forma financial data illustrates the estimated effects on BJI of the proposed Distribution and (i) the repayment by BJI to Waban of the balance of its intercompany indebtedness and current taxes payable, (ii) new borrowings under BJI's proposed credit agreement, and (iii) the impact of the conversion or redemption of the Convertible Debentures and the related equity contribution by Waban (the "related transactions"). The Company intends to call the Convertible Debentures for redemption prior to the Distribution. The pro forma financial data has been prepared to present two alternative scenarios. Scenario A gives pro forma effect to the conversion of the Convertible Debentures into Waban Common Stock. Scenario B gives pro forma effect to the redemption of the Convertible Debentures for cash and the completion of an equity offering by BJI with net proceeds of $110 million at an assumed offering price of $20.00 per share (net of offering fees and expenses). It is a condition to the Distribution that such conversion or redemption take place and, if the Convertible Debentures are redeemed, that BJI complete an equity offering to reduce the indebtedness that Waban would incur to finance the redemption. However, there can be no assurance that holders of the Convertible Debentures will convert their Convertible Debentures into Common Stock or that, if all Convertible Debentures are not converted, BJI will complete such an equity offering. The pro forma balance sheet data is based on the July 27, 1996 balance sheet of BJI and assumes the Distribution and related transactions were consummated on that date. The pro forma income statement data gives effect to the Distribution and related transactions as if they occurred at the beginning of fiscal 1995. The Pro Forma Financial Data of BJI does not purport to represent what the financial position or results of operations of BJI would have been if the Distribution and related transactions had in fact been consummated on the dates indicated or at any future date. The pro forma adjustments are based upon available information and upon certain assumptions that BJI's management believes are reasonable in the circumstances.

                                             HISTORICAL                            PRO FORMA (UNAUDITED)
                  ---------------------------------------------------------------- ----------------------
                                                                                         SCENARIO A:

                                                                                   ASSUMING CONVERSION OF
                                                                                   CONVERTIBLE DEBENTURES
                                                                                   -------------------------
                                                                (UNAUDITED)        FISCAL YEAR  TWENTY-SIX
                            FISCAL YEAR ENDED             TWENTY-SIX WEEKS ENDED      ENDED       WEEKS
                  -------------------------------------- -------------------------   JAN 27,      ENDED
                  JAN 29, 1994 JAN 28, 1995 JAN 27, 1996 JUL 29, 1995 JUL 27, 1996    1996     JUL 27, 1996
                  ------------ ------------ ------------ ------------ ------------ ----------- ------------
                                                     (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT
 DATA:
Total revenues..   $2,003,385   $2,293,091   $2,529,608   $1,163,477   $1,356,076  $2,529,608   $1,356,076
                   ----------   ----------   ----------   ----------   ----------  ----------   ----------
Cost of sales,
 including
 buying and
 occupancy
 costs..........    1,807,586    2,054,167    2,263,532    1,049,167    1,219,544   2,263,532    1,219,544
Selling, general
 and
 administrative
 expenses.......      155,425      174,416      183,419       85,264       98,602     183,419       98,602
Interest on debt
 and capital
 leases (net)...        7,807       13,665       14,757        7,354        8,211       4,350        2,335
                   ----------   ----------   ----------   ----------   ----------  ----------   ----------
Income before
 income taxes
 and cumulative
 effect of
 accounting
 principle
 changes........   $   32,567   $   50,843   $   67,900   $   21,692   $   29,719  $   78,307   $   35,595
                   ==========   ==========   ==========   ==========   ==========  ==========   ==========
Net income......   $   22,323   $   30,902   $   41,550   $   13,276   $   18,069  $   47,742   $   21,565
                   ==========   ==========   ==========   ==========   ==========  ==========   ==========
Pro forma
 earnings per
 share..........                                                                        $1.27        $0.58
                                                                                   ==========   ==========
                  JAN 29, 1994 JAN 28, 1995 JAN 27, 1996 JUL 29, 1995 JUL 27, 1996             JUL 27, 1996
                  ------------ ------------ ------------ ------------ ------------             ------------
BALANCE SHEET
 DATA:
Working capital.   $   71,248   $   58,252   $   77,207   $   68,934   $   94,207               $   98,643
Total assets....      506,034      563,931      676,675      611,536      718,589                  718,589
Long-term debt
 and obligations
 under capital
 leases.........        3,262        2,960        2,731        2,823        2,667                   92,667
Loans and
 advances from
 Waban Inc......      152,427      142,512      181,730      167,029      195,904                      --
Stockholder's
 equity.........      149,531      180,433      221,983      193,709      240,052                  350,392
CLUBS OPEN AT
 END OF PERIOD..           52           62           71           65           77

                                          PRO FORMA (UNAUDITED)
                           --------------------------------------------------------
                                             SCENARIO B:
                                        ASSUMING REDEMPTION OF
                                      CONVERTIBLE DEBENTURES AND
                                           EQUITY FINANCING
                           --------------------------- ----------------------------
                            FISCAL YEAR                         TWENTY-SIX
                              ENDED                               WEEKS
                             JAN 27,                              ENDED
                               1996                           JUL 27, 1996
                           -------------------------- ----------------------------

INCOME STATEMENT
 DATA:
Total revenues..           $   2,529,608                     $   1,356,076
                           -------------                     -------------
Cost of sales,
 including
 buying and
 occupancy
 costs..........               2,263,532                         1,219,544
Selling, general
 and
 administrative
 expenses.......                 183,419                            98,602
Interest on debt
 and capital
 leases (net)...                   4,371                             2,345
                           -------------                     -------------
Income before
 income taxes
 and cumulative
 effect of
 accounting
 principle
 changes........           $      78,286                     $      35,585
                           =============                     =============
Net income......           $      47,730                     $      21,560
                           =============                     =============
Pro forma
 earnings per
 share..........                   $1.24                             $0.56
                           =============                     =============
                                                              JUL 27, 1996
                                                             -------------
BALANCE SHEET
 DATA:
Working capital.                                             $      98,643
Total assets...                                                    718,589
Long-term debt
 and obligations
 under capital
 leases.........                                                    93,007
Loans and
 advances from
 Waban Inc......                                                       --
Stockholder's
 equity.........                                                   350,052
CLUBS OPEN AT
 END OF PERIOD..

                                 INTRODUCTION

  This Proxy Statement is being furnished to stockholders of Waban in connection with the solicitation of proxies by the Waban Board of Directors from holders of record of Waban Common Stock as of the close of business on the Special Meeting Record Date for use at the Special Meeting to be held on
      , 1997 at        a.m. at           , Boston, Massachusetts, and at any
adjournment or postponement thereof. This Proxy Statement is first being
mailed to Waban's stockholders on or about       , 1996. References in this
Proxy Statement to "HomeBase" and "HomeBase Common Stock" mean Waban and Waban Common Stock following the Distribution. The principal executive offices of Waban are located at One Mercer Road, Natick, Massachusetts 01760. Following the Distribution, the principal executive offices of BJI will be located at One Mercer Road, Natick, Massachusetts 01760, and the principal executive offices of HomeBase will be located at 3345 Michelson Drive, Irvine, CA 92715.

MATTERS FOR CONSIDERATION AT THE SPECIAL MEETING

  At the Special Meeting, holders of shares of Waban Common Stock will be asked:

  1. To consider and vote upon the following Distribution Proposals:

     (i) Proposal One: Approval of a distribution (the "Distribution") in the form of a tax-free special dividend to all holders of Waban's outstanding shares of common stock, on a one-for-one basis, of all outstanding shares of common stock held by Waban, and the associated stockholders' rights, of a newly formed, wholly-owned subsidiary of the Company, to be known as "BJ's Wholesale Club, Inc.", which will own and operate the "BJ's Wholesale Club" business presently conducted as a division of Waban;

     (ii) Proposal Two: Approval of an amendment of the Certificate of Incorporation of Waban, which will change the name of Waban to "HomeBase, Inc." after the Distribution;

    (iii) Proposal Three: Approval of an amendment to the Waban 1989 Stock Incentive Plan to increase by 2,000,000 shares the number of shares available for issuance thereunder;

    (iv)  Proposal Four: Approval of the BJI 1997 Stock Incentive Plan;

     (v)  Proposal Five: Approval of the BJI Management Incentive Plan; and

    (vi)  Proposal Six: Approval of the BJI Growth Incentive Plan; and

  2. To consider such other business as may properly come before the Special Meeting.

  The Waban Board believes that the passage of each of the Distribution Proposals is critical to the Distribution. Accordingly, the Waban Board reserves the right not to declare the Distribution if any of the Distribution Proposals is not approved.

  THE WABAN BOARD BELIEVES THAT THE DISTRIBUTION IS IN THE BEST INTERESTS OF STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL OF THE DISTRIBUTION PROPOSALS.

  Stockholder approval of the Distribution Proposals may not prevent a stockholder from subsequently seeking to challenge the Distribution Proposals or the actions of the Waban Board in approving the Distribution Proposals. However, although Waban cannot determine in advance its position with respect to any such challenge, it is possible that Waban could assert a stockholder's approval of the Distribution Proposals as a defense, in which case if such defense were held meritorious, such stockholder could effectively be estopped from asserting such claims.

  The Waban Board has retained discretion, even if stockholder approval of the Distribution Proposals is obtained, to abandon, defer or modify the Distribution or any other element contained in the Distribution Proposals.

  Prior to the Distribution, Waban expects to call for redemption the Convertible Debentures. The Convertible Debentures are convertible by the holders into Waban Common Stock at a conversion price of $24.75 per share, and are redeemable during the period from July 1, 1996 to June 30, 1997 at a price of 103.611% of par, plus accrued interest. If the Convertible Debentures are redeemed for cash in response to such call, Waban expects that BJI will undertake an equity offering to reduce the indebtedness that Waban would incur to finance the redemption. Such offering could delay the Distribution Date. It is a condition to the Distribution that the Convertible Debentures be converted into Common Stock or redeemed for cash, and, if the Convertible Debentures are redeemed, that BJI successfully completes such equity offering. There can be no assurance that such conversion or such redemption and equity offering will take place.

  For a description of the reasons for the Distribution, see "The
Distribution--Background and Reasons for the Distribution."

VOTING RIGHTS AND PROXY INFORMATION

  Only holders of record of shares of Waban Common Stock as of the close of business on the Special Meeting Record Date will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Such holders of shares of Waban Common Stock are entitled to one vote per share on any matter which may properly come before the Special Meeting. The presence, either in person or by properly executed proxy, of a majority of the shares of Waban Common Stock outstanding on the Special Meeting Record Date will constitute a quorum and such quorum is necessary to permit action to be taken by the stockholders at such meeting. The affirmative vote of the holders of a majority of the shares of Waban Common Stock outstanding on the Special Meeting Record Date, regardless of whether such shares are present in person or represented by proxy at the Special Meeting, is required to approve Proposals One and Two. Under Waban's By-laws, so long as a quorum is present at the Special Meeting, adoption of Proposals Three, Four, Five and Six will require the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. In addition, the New York Stock Exchange requires that the total votes cast (for or against) on Proposals Three and Four represent at least a majority of the Record Shares. You have three choices in deciding how to vote on each of the Distribution Proposals. By checking the appropriate box you may: (a) vote "For" the Proposal; (b) vote "Against" the Proposal; or (c) "Abstain" from voting on the Proposal.

  As of        1996, there were        shares of Waban Common Stock
outstanding and entitled to vote at the Special Meeting and     record holders
of Waban Common Stock. Although shares which abstain from voting as to a particular matter and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners and (ii) the broker or nominee does not have the discretionary authority to vote on a particular matter) will be counted as present at the meeting for quorum purposes, such shares will not be considered to be votes cast with respect to Proposals Three, Four, Five and Six. Accordingly, abstentions and broker non-votes will have no effect on such Proposals. However, abstentions and broker non-votes will have the effect of a vote "against" Proposals One and Two.

  All shares of Waban Common Stock that are represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting and not revoked will be voted at the Special Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for any Distribution Proposal, such proxies will be voted FOR such Proposal.

  In the event that a quorum is not present at the time the Special Meeting is convened, or if for any other reason Waban believes that additional time should be allowed for the solicitation of proxies, Waban may adjourn the Special Meeting with or without a vote of the stockholders, and the persons named in the enclosed proxy will vote all shares of Waban Common Stock for which they have voting authority in favor of such adjournment.

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Waban, at or before the Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Waban Common Stock and delivering it to the Secretary of Waban at or before the Special Meeting, or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to the Secretary of Waban at One Mercer Road, Natick, Massachusetts 01760.

  The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by Waban. In addition to the use of mails, certain directors, officers or employees of Waban and its subsidiaries, who receive no compensation for their services other than their regular salaries, may solicit and tabulate proxies.
Waban has retained     to assist in the solicitation of proxies with respect
to shares of Waban Common Stock held of record by brokers, nominees and
institutions. The estimated cost of the services of     is $     plus
expenses.

  Waban's transfer agent, The First Chicago Trust Company of New York, will tabulate the votes. Representatives of the transfer agent will be appointed as inspector at the Special Meeting to count all votes and ballots and perform the other duties required of an inspector.

NO APPRAISAL RIGHTS

  Stockholders of Waban will not be entitled to appraisal rights under Delaware law in connection with the Distribution Proposals.

                              RECENT DEVELOPMENTS

  Waban has publicly reported its sales results for the four-week and five-week periods ended August 31, 1996 and October 5, 1996, respectively. Such information, together with sales results for the comparable periods of the prior year, is unaudited, but reflects all adjustments (consisting only of normal recurring adjustments) which management considers necessary for a fair presentation of such information. These results are not necessarily indicative of the results to be expected for the entire quarter or year.

                                                                %
                                   FOUR WEEKS ENDED           CHANGE  COMPARABLE
                           ---------------------------------  TOTAL    STORE %
                           SEPTEMBER 2, 1995 AUGUST 31, 1996 REVENUES   CHANGE
                           ----------------- --------------- -------- ----------
                                (DOLLARS IN THOUSANDS)
BJ's Division.............     $184,854         $217,062       17.4%      4.7%
HomeBase Division.........     $112,405         $113,415        0.9%     -4.3%
                               --------         --------
Total Waban...............     $297,259         $330,477       11.2%      1.3%
                               ========         ========

                                                                %
                                    FIVE WEEKS ENDED          CHANGE  COMPARABLE
                             -------------------------------  TOTAL    STORE %
                             OCTOBER 7, 1995 OCTOBER 5, 1996 REVENUES   CHANGE
                             --------------- --------------- -------- ----------
                                 (DOLLARS IN THOUSANDS)
BJ's Division...............    $222,301        $259,455       16.7%      4.9%
HomeBase Division...........    $138,742        $142,214        2.5%     -3.8%
                                --------        --------
Total Waban.................    $361,043        $401,669       11.3%      1.6%
                                ========        ========

                                 PROPOSAL ONE

                               THE DISTRIBUTION

BACKGROUND AND REASONS FOR THE DISTRIBUTION

  The Waban Board believes that the Distribution will accomplish a number of important business goals. Separation of the Home Improvement Business and the Warehouse Club Business into independent companies will allow each company to concentrate exclusively on its own business objectives without concern for the business objectives of the other company, and will allow the financial markets to better recognize and evaluate the merits of the Warehouse Club Business and the Home Improvement Business, thereby enhancing the likelihood that each will achieve appropriate market recognition for its own performance. The Waban Board also believes the improved recognition by the financial markets resulting from the separation of the Home Improvement Business and the Warehouse Club Business into independent publicly owned companies will facilitate the conversion of the Company's $108.6 million convertible subordinated debentures (the "Convertible Debentures") into Common Stock. The Convertible Debentures are convertible into Waban Common Stock at a price of $24.75 per share, and are redeemable during the period from July 1, 1996 to June 30, 1997 at a price of 103.611% of par, plus accrued interest. The Company intends to call the Convertible Debentures for redemption prior to the Distribution. If the Convertible Debentures are redeemed for cash in response to such call, Waban expects that BJI will undertake an equity offering to reduce the indebtedness that Waban would incur to finance the redemption. This transaction is expected to reduce the aggregate level of indebtedness and interest costs borne by the two companies, and to improve the debt-to-total capital ratio of each company, as compared to Waban.

  In addition, the Distribution is expected to enhance the ability of the separate corporations to attract, motivate and retain key personnel through the provision of more effective stock-based incentive compensation programs that are based on the performance of the respective business in which such individuals are employed without being influenced by the results of the business in which they have no involvement.

  The proposal to submit the Distribution Proposals to stockholders, as ultimately developed by management of Waban with advice from its advisors, was presented to and approved by the Waban Board on October 22, 1996.

  In the event that stockholders fail to approve all of the Distribution Proposals, the Distribution may not be made, in which case Waban intends to continue to operate the Warehouse Club Business and the Home Improvement Business and may consider alternative restructuring options.

MANNER OF EFFECTING THE DISTRIBUTION

  If Waban's stockholders approve the Distribution Proposals and all other conditions thereto are satisfied (or waived by the Waban Board), and if the Waban Board declares the Distribution, the Distribution will occur on the Distribution Date. The Distribution Record Date will be a date that is as soon as practicable following the declaration of the Distribution. On the Distribution Date, Waban will deliver all outstanding shares of BJI Common Stock held by Waban to the Distribution Agent. As soon as practicable thereafter, certificates therefor will be mailed by the Distribution Agent to holders of record of Waban Common Stock as of the Distribution Record Date on the basis of one share of BJI Common Stock for every share of Waban Common Stock held on that date. All such shares will be fully paid and nonassessable.

  No holder of Waban Common Stock will be required to pay any cash or other consideration for the shares of BJI Common Stock received in the Distribution or to surrender or exchange shares of Waban Common Stock in order to receive BJI Common Stock.

FEDERAL INCOME TAX ASPECTS OF THE DISTRIBUTION

  The Distribution will not occur unless, on or before the Distribution Date, the Company has received a letter ruling from the IRS to the effect that, for Federal income tax purposes, the Distribution will qualify as a spin-off under Section 355 of the Internal Revenue Code (the "Code") that will be tax free to the holders of Waban Common Stock and to Waban. Waban submitted its
request for the letter ruling on November    , 1996. If the Distribution so
qualifies, the principal Federal income tax consequences will be as follows:

    1. No income, gain or loss will be recognized by a stockholder of Waban Common Stock as a result of the receipt of BJI Common Stock in the Distribution.

    2. The basis of a holder of Waban Common Stock in the HomeBase Common Stock and the BJI Common Stock received on the Distribution Date in respect of Waban Common Stock will be determined by allocating such holder's basis in the Waban Common Stock immediately before the Distribution between the HomeBase Common Stock and the BJI Common Stock received with respect to such Waban Common Stock in proportion to their relative fair market values on the Distribution Date.

    3. The holding period of the BJI Common Stock received in the Distribution will include the holding period of the Waban Common Stock with respect to which the BJI Common Stock will be distributed, provided the Waban Common Stock is held as a capital asset on the Distribution Date.

    4. No income, gain or loss will be recognized by Waban solely on account of the Distribution.

  A letter ruling by the IRS will be based on and subject to certain assumptions, facts, representations and advice provided and to be provided by Waban, BJI, certain of the holders of Waban Common Stock and Waban's financial advisors. Waban is not aware of any present facts or circumstances which should make such assumptions, facts, representations and advice unobtainable or untrue. However, certain future events not within the control of Waban and BJI, including, for example, certain dispositions of HomeBase Common Stock or BJI Common Stock after the Distribution, could cause the Distribution not to qualify for tax-free treatment.

  If the Distribution were not to qualify for tax-free treatment under Section 355 of the Code, each holder of Waban Common Stock who receives BJI Common Stock would be treated as receiving a distribution, generally taxable as a dividend, in an amount equal to the fair market value of such BJI Common Stock on the Distribution Date. Furthermore, the tax basis of BJI Common Stock received in the Distribution would equal its fair market value on the Distribution Date, the holding period of such stock would begin with and include the day after the Distribution Date and Waban would recognize taxable gain on the Distribution. See "Certain Special Considerations--Certain Tax Considerations."

  It is expected that, pursuant to the Preferred Share Purchase Rights Plan to be adopted by BJI, one preferred share purchase right (a "BJI Right") will attach to each share of BJI Common Stock distributed in the Distribution. While the distribution of the BJI Rights should not be taxable to stockholders or to BJI, stockholders may, depending upon the circumstances, recognize taxable income in the event that the BJI Rights become exercisable for BJI Preferred Stock (or other consideration) or for common stock of an acquiring company. See "Description of BJI Capital Stock" and "Certain Provisions of the BJI Certificate and the BJI By-laws--Preferred Share Purchase Rights."

  For a description of the Tax Sharing Agreement pursuant to which BJI and Waban have provided for various tax matters, see "Relationship Between BJI and HomeBase After the Distribution; Conflicts of Interest--Tax Sharing Agreement."

  THE FOREGOING SUMMARY OF THE ANTICIPATED PRINCIPAL FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION UNDER CURRENT LAW IS FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO COVER ALL FEDERAL INCOME TAX CONSEQUENCES (INCLUDING THOSE THAT MAY APPLY TO PARTICULAR CATEGORIES OF STOCKHOLDERS) OR ANY TAX CONSEQUENCES THAT MAY ARISE UNDER THE TAX LAWS OF OTHER JURISDICTIONS. WABAN HAS NOT REQUESTED ANY RULINGS OR OPINIONS WITH RESPECT TO THE TAX CONSEQUENCES OF THE DISTRIBUTION UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN GOVERNMENT. EACH HOLDER (INCLUDING ANY CORPORATE HOLDER) OF WABAN COMMON STOCK SHOULD CONSULT SUCH HOLDER'S TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE DISTRIBUTION, INCLUDING APPLICATION OF FEDERAL, STATE, LOCAL

AND FOREIGN TAX LAWS, AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED ABOVE.

ACCOUNTING TREATMENT

  Following approval of the Distribution Proposals at the Special Meeting, Waban will present the Warehouse Club Business as discontinued operations to the extent financial information for periods prior to the Distribution is required to be included in Waban's historical financial statements. Included separately herein are the financial statements of BJI as if it were a separate entity for all periods presented. Waban's historical basis in the assets and liabilities of BJI has been carried over. See "Pro Forma Financial Data of Waban," "Selected Historical Financial Data of BJI" and "Pro Forma Financial Data of BJI."

LISTING AND TRADING OF BJI COMMON STOCK

  There is not currently a public market for the BJI Common Stock. BJI intends to list the BJI Common Stock on the New York Stock Exchange. Prior to the Distribution, BJI Common Stock may trade on a "when-issued" basis. Prices at which BJI Common Stock may trade on a "when-issued" basis or after the Distribution cannot be predicted. Until the BJI Common Stock is fully distributed and an orderly market develops, the prices at which trading in such stock occurs may fluctuate significantly. The prices at which BJI Common Stock trades will be determined by the marketplace and may be influenced by many factors, including, among others, the depth and liquidity of the market for BJI Common Stock, investor perception of BJI and the industry in which BJI participates, dividend policy and general economic and market conditions. Such prices may also be affected by certain provisions of the BJI Certificate and the BJI By-laws, as each will be in effect following the Distribution, and by the BJI Preferred Share Purchase Rights Plan. See "Certain Special Considerations--Dividend Policies" and "Certain Provisions of the BJI Certificate and the BJI By-laws."

  BJI initially will have approximately     stockholders of record based on
the number of stockholders of record of Waban as of             , 1996.

  Waban filed a request for a no-action letter with the Securities and
Exchange Commission (the "Commission") on November    , 1996, setting forth,
among other things, Waban's view that the Distribution does not require registration under the Securities Act of 1933, as amended (the "Securities Act"), and that the shares of BJI Common Stock so distributed will be freely transferable, with the exception of securities received by persons who may be deemed to be "affiliates" of BJI within the meaning of Rule 144 under the Securities Act. Persons who are affiliates of BJI within the meaning of Rule 144 would be subject to such rule and may not publicly offer or sell the BJI Common Stock received in connection with the Distribution except pursuant to a registration statement under the Securities Act or an exemption therefrom. The no-action letter being sought by Waban also seeks confirmation that the 90-day waiting period of Rule 144(c)(1) would not apply to such sales by affiliates.

LISTING AND TRADING OF HOMEBASE COMMON STOCK

  After the Distribution, it is expected that HomeBase Common Stock (formerly Waban Common Stock) will continue to be listed and traded on the New York Stock Exchange. Following the Distribution, HomeBase's financial results will no longer be consolidated with those of BJI, and as a result, HomeBase's revenues, income and other results of operations will be substantially below those of Waban prior to the Distribution. Accordingly, as a result of the Distribution, the trading price range of HomeBase's Common Stock immediately after the Distribution is expected to be significantly lower than the trading price range of the Waban Common Stock prior to the Distribution. The combined trading prices of the HomeBase Common Stock and the BJI Common Stock held by stockholders after the Distribution may be less than, equal to or greater than the trading price of Waban Common Stock prior to the Distribution. The prices at which HomeBase Common Stock trades after the Distribution will be determined by the marketplace and may be influenced by many factors, including, among others, the continuing depth and liquidity of the market for HomeBase's Common Stock, investor perception of HomeBase's Home Improvement Business and general economic and market conditions.

CONDITIONS; TERMINATION

  The Waban Board has conditioned the Distribution upon, among other things,
(i) the declaration by the Waban Board of the Distribution; (ii) approval of the Distribution Proposals by Waban's stockholders; (iii) Waban's receipt of a ruling that the Distribution will qualify as a tax-free transaction under
Section 355 of the Code; (iv) the conversion into Common Stock or redemption for cash of the Convertible Debentures and, if the Convertible Debentures are redeemed for cash, the closing of an equity offering by BJI to reduce the indebtedness that Waban would incur to finance the redemption; (v) the transfers of assets and liabilities contemplated by the Distribution Agreement to be entered into between BJI and Waban prior to the Distribution having been consummated in all material respects; (vi) the BJI Common Stock and associated BJI Rights having been approved for listing on the New York Stock Exchange subject to official notice of issuance; (vii) the BJI Board having been elected by Waban, as the sole stockholder of BJI, and the BJI Certificate and the BJI By-laws, as each will be in effect after the Distribution, having been adopted and being in effect; (viii) BJI and HomeBase having entered into agreements with lenders to provide sufficient financing upon consummation of the Distribution; (ix) the Registration Statement on Form 10 with respect to the BJI Common Stock (the "Form 10 Registration Statement") having become effective under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (x) third-party consents, if any, to the transactions contemplated by the Distribution Proposals having been obtained, except for those the failure of which to obtain would not have a material adverse effect on BJI or on HomeBase. Any of these conditions, except for approval of the Distribution Proposals by Waban's stockholders, may be waived in the discretion of the Waban Board. Even if all of the above conditions are satisfied, the Waban Board has reserved the right to abandon, defer or modify the Distribution or the other elements of the Distribution Proposals at any time prior to the Distribution Date. See "Relationship Between HomeBase and BJI after the Distribution; Conflicts of Interest--Distribution Agreement."

                        CERTAIN SPECIAL CONSIDERATIONS

  Stockholders should carefully consider the following factors, as well as other information set forth herein, before acting on the Distribution Proposals.

  CERTAIN FINANCIAL CONSIDERATIONS. BJI has been incorporated for the purpose of effecting the Distribution. While the BJ's Division and the HomeBase Division have substantial operating histories, BJI and HomeBase do not have operating histories as separate stand-alone companies. Prior to the Distribution, each of the two businesses had access to the cash flow generated by the other and to Waban's credit, which was based on the combined assets of the BJ's Division and the HomeBase Division. There has been no increase in the monthly comparable store sales of the HomeBase Division since April 1996. Accordingly, lenders and other capital providers making credit decisions with respect to HomeBase and BJI may analyze the credit risk, and associated pricing, of any offered credit facility or capital differently than was the case with credit facilities made available to Waban. There can be no assurance that the access of HomeBase and BJI to credit facilities and to the capital markets will not differ from that currently available to Waban, and the ability of each of HomeBase and BJI to access such credit facilities and capital markets in the future will depend on the financial performance of each such company.

  CERTAIN OPERATING CONSIDERATIONS. Immediately following the Distribution, each of BJI and HomeBase will be a smaller and less diversified company than historically was the case with respect to Waban prior to the Distribution. The Distribution is expected to result in some additional general and administrative costs related to the personnel and other resources needed to support BJI and HomeBase as separate publicly owned companies. Nevertheless, the Waban Board believes that separation of the two companies will result in certain long-term operating efficiencies by allowing the companies to focus on their respective businesses.

  BJI's warehouse clubs are located in the eastern United States, primarily in the northeast, and HomeBase's home improvement warehouse stores are located in the western United States, more than half of them in California. Both the BJ's Division and the HomeBase Division have been adversely affected from time to time by economic downturns experienced in their respective geographic markets, and future economic downturns in such regions could adversely affect BJI and HomeBase, as the case may be. As a result of the separation of the Home Improvement Business and the Warehouse Club Business into independent companies, neither company will have the benefit of the broader geographic and product line diversification that is currently the case with Waban.

  The BJ's Division's sales and operating income have been strongest in the Christmas holiday season and lowest in the first quarter of each fiscal year. The HomeBase Division's sales and earnings are typically lower in the first and fourth quarters than they are in the second and third quarters, which correspond to the most active season for home construction. As a result of the Distribution, the financial results of each company will reflect these seasonal patterns, without the offsetting effect of the operating results of the other company.

  Each of the BJ's Division and the Home Base Division competes with a large number and variety of retailers and wholesalers, including several large national chains in the warehouse merchandising business, some of which have significantly greater financial and marketing resources than either BJI or HomeBase. Competition for each of the companies will exist primarily in the areas of price, product selection and service. Competitive factors could require price reductions or increased operational costs, including increased expenditures for marketing and customer service, that could adversely affect each company's operating results. Both BJI and HomeBase also expect to continue to experience competition for qualified personnel and suitable new warehouse locations. See "BJI Business and Properties--Competition" and "HomeBase Business and Properties--Competition."

  CERTAIN TAX CONSIDERATIONS. If the Distribution were not to qualify under
Section 355 of the Code, then, in general, Waban would recognize gain equal to the excess of the fair market value of the BJI Common Stock over Waban's tax basis in the BJI Common Stock immediately prior to the Distribution. This tax would be payable by HomeBase, although under certain limited circumstances, BJI has agreed to indemnify HomeBase for such tax liability. See "Relationship Between BJI and HomeBase after the Distribution; Conflicts of Interest--Tax Sharing Agreement." Each member of the Waban Consolidated Group (including BJI and its subsidiaries) would remain jointly and severally liable for such tax liability.

  In addition, if the transaction were taxable, each Waban stockholder would be treated as having received a taxable dividend equal to the fair market value of the BJI Common Stock received, if, and to the extent that, Waban has (as expected) sufficient current and accumulated earnings and profits. If, and to the extent that, Waban did not have sufficient earnings and profits, each Waban stockholder would (a) first reduce its tax basis in Waban Common Stock (but not below zero) to the extent that the value of the Waban Common Stock received exceeds its pro rata share of such earnings and profits and (b) then recognize gain from the exchange of its Waban Common Stock to the extent the value of the BJI Common Stock received exceeds both its pro rata share of earnings and profits and its tax basis in its Waban Common Stock. If the transaction were taxable, each stockholder's tax basis in its BJI Common Stock after the Distribution would be equal to its fair market value at the time of the Distribution.

  NO CURRENT PUBLIC MARKET FOR BJI COMMON STOCK. There is not currently a public market for BJI Common Stock and there can be no assurance as to the prices at which trading in BJI Common Stock will occur after the Distribution. Until BJI Common Stock is fully distributed and an orderly market develops, the prices at which trading in such stock occurs may fluctuate significantly. BJI intends to list the BJI Common Stock on the New York Stock Exchange. See "The Distribution--Listing and Trading of BJI Common Stock."

  CHANGE IN TRADING PRICES OF HOMEBASE COMMON STOCK. After the Distribution, it is expected that HomeBase Common Stock (formerly Waban Common Stock) will continue to be listed and traded on the New York Stock Exchange. As a result of the Distribution, the trading price range of HomeBase Common Stock is expected to be significantly lower than the trading price range of Waban Common Stock prior to the Distribution. The combined trading prices of BJI Common Stock and Waban Common Stock held by stockholders after the Distribution may be less than, equal to or greater than the trading prices of Waban Common Stock prior to the Distribution. See "The Distribution--Listing and Trading of HomeBase Common Stock."

  REPAYMENT OF LONG-TERM DEBT. Prior to the Distribution, Waban intends to repay its $24,000,000 9.58% unsecured senior notes due May 31, 1998 (the "Senior Notes"), and to retire (via open market purchases or tender offer) or defease its $100,000,000 11% senior subordinated notes due May 15, 2004 (the "Senior Subordinated Notes"). In addition, Waban will terminate its $150,000,000 line of credit (of which $35,000,000 was outstanding at October 26, 1996) with a group of banks. Waban currently intends to seek bank financing to repay the Senior Notes and the Senior Subordinated Notes, and intends to obtain bank credit facilities for both BJI and HomeBase effective as of the Distribution. The Senior Notes may be prepaid by Waban at any time on 30 days' prior notice. Upon prepayment of the Senior Notes, Waban is obligated to pay a "make whole" amount in addition to the principal amount to be prepaid and interest accrued through the date of prepayment. The make whole amount is an amount equal to the difference the holders of the Senior Notes will earn on the prepayment, assuming reinvestment of the prepayment at an interest rate 50 basis points higher than the rate of U.S. Government securities with comparable maturities, and 9.58%. Based on interest rates at October 26, 1996, Waban believes that the make whole amount on the Senior Notes will total approximately $0.5 million. The Senior Subordinated Notes may not be prepaid prior to May 15, 1999. At that time they may be prepaid at a redemption price equal to 105 1/2% of the principal amount to be redeemed. To satisfy Waban's obligations with respect to the Senior Subordinated Notes in connection with the Distribution, Waban may retire the Senior Subordinated Notes via open market purchases or a tender offer. Alternatively, Waban is entitled to defease the Senior Subordinated Notes by depositing with the indenture trustee U.S. Government securities maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay the amounts due with respect to the Senior Subordinated Notes to the first permitted call date. Waban believes that the cost to Waban to defease all of the outstanding Senior Subordinated Notes would total approximately $15 million in excess of principal and accrued interest based on interest rates at October 26, 1996. However, this amount could vary depending upon market interest rates. In addition, prior to the Distribution, Waban intends to call for redemption the Convertible Debentures. See "--Conversion or Redemption of the Convertible Debentures."

  CONVERSION OR REDEMPTION OF THE CONVERTIBLE DEBENTURES. Prior to the Distribution, Waban expects to call for redemption the Convertible Debentures. The Convertible Debentures are convertible by the holders into Waban Common Stock at a conversion price of $24.75 per share, and are redeemable during the period from July 1, 1996 to June 30, 1997 at a price of 103.611% of par, plus accrued interest. If the Convertible Debentures are redeemed for cash in response to such call, Waban expects that BJI will undertake an equity offering to reduce the indebtedness that Waban would incur to finance the redemption. Such offering could delay the Distribution Date. It is a condition to the Distribution that the Convertible Debentures be converted or redeemed and, if the Convertible Debentures are redeemed, that BJI successfully completes such equity offering. There can be no assurance that such conversion or such redemption and equity offering will take place.

  CONTINGENT LIABILITY OF HOMEBASE FOR BJI LEASE LIABILITIES. After the Distribution, HomeBase will continue to be liable to third-party lessors with respect to leases entered into by Waban with respect to the Warehouse Club Business. BJI has agreed to indemnify HomeBase for such liabilities.

  POTENTIAL CONFLICTS. Subsequent to the Distribution, the interests of BJI and HomeBase may potentially conflict due to the ongoing relationships between the companies. Such sources of conflict include the fact that after the Distribution, HomeBase will remain liable for certain contractual obligations of BJI, including BJI leases. See "Relationship Between BJI and HomeBase after the Distribution; Conflicts of Interest." In addition, following the Distribution, Herbert J. Zarkin will serve as Chairman of the HomeBase Board and as Chairman of the BJI Board, and Lorne R. Waxlax and Edward J. Weisberger will serve as members of the Board of Directors of both HomeBase and BJI. Messrs. Zarkin, Weisberger and Waxlax, as well as certain other officers and directors of BJI and HomeBase, will also own shares (and/or options or other rights to acquire shares) in both companies following the Distribution. See "Relationship Between BJI and HomeBase after the Distribution; Conflicts of Interest," "Management of BJI" and "Management of HomeBase." Such relationships may present conflicts of interest under certain circumstances. Appropriate policies and procedures will be followed by the Board of Directors of each company to limit the involvement of Messrs. Zarkin, Weisberger and Waxlax (and, if appropriate, other officers and directors of such companies) in conflict situations, including requiring them to abstain from voting as directors of either BJI or HomeBase on certain matters which present a conflict between the two companies. See "Relationship Between BJI and HomeBase after the Distribution; Conflicts of Interest--Policies and Procedures for Addressing Conflicts."

  DIVIDEND POLICIES. Waban has never paid a cash dividend and the Waban Board does not believe that either HomeBase or BJI intends to declare any cash dividends on the HomeBase Common Stock or the BJI Common Stock after the Distribution. It is expected that certain debt agreements of BJI and HomeBase or their subsidiaries will substantially limit these companies' respective abilities to pay dividends. The declaration and payment of dividends by BJI will be at the discretion of the BJI Board. The declaration and payment of dividends by HomeBase will be at the discretion of the HomeBase Board. There can be no assurance that any dividends will be paid in the future.

  CERTAIN ANTITAKEOVER FEATURES. If the Distribution Proposals are approved and the Distribution is consummated, the BJI Certificate and the BJI By-laws will contain several provisions, all of which are in effect with respect to Waban and will continue to be in effect with respect to HomeBase, that may have the effect of making the acquisition of control of BJI difficult or expensive without the approval of the BJI Board. In addition, BJI is expected to implement a Preferred Share Purchase Rights Plan, which may have a similar effect. See "Certain Provisions of the BJI Certificate and the BJI By-laws."

  FRAUDULENT TRANSFER CONSIDERATIONS; LEGAL DIVIDEND REQUIREMENTS. The Waban Board does not intend to consummate the Distribution unless it is satisfied regarding the solvency of Waban, BJI and HomeBase and the permissibility of the Distribution under Section 170 of the Delaware General Corporation Law ("DGCL"). There is no certainty, however, that a court would find the evidence relied on by the Waban Board to be binding on creditors of Waban, BJI or HomeBase, or that a court would reach the same conclusions as the Waban Board as to whether Waban, BJI or HomeBase was solvent or insolvent at the time of, or after giving effect to, the Distribution.

  If a court in a lawsuit filed by an unpaid creditor or representative of unpaid creditors, such as a trustee in bankruptcy, were to find that at the time either the Asset Transfers or the Distribution was consummated, Waban (i) was insolvent, (ii) was rendered insolvent by reason of the Asset Transfers or the Distribution, (iii) was engaged in a business or transaction for which the remaining assets of Waban constituted unreasonably small capital, or (iv) intended to incur, or believed it would incur, debts beyond its ability to pay as such debts matured, such court may be asked to void the Asset Transfers or the Distribution (in whole or in part) as a fraudulent conveyance and require that the stockholders return the special dividend (in whole or in part) to Waban, or require BJI to fund certain liabilities of HomeBase for the benefit of HomeBase's creditors. The measure of insolvency for purposes of the foregoing will vary depending upon the jurisdiction whose law is being applied. Generally, however, Waban would be considered insolvent if either prior to the Asset Transfers and the Distribution or after giving effect thereto the fair value of its assets were less than the amount of its probable liabilities or if it incurred debt beyond its ability to repay such debt as it matures. In addition, under Section 170 of the DGCL (which is applicable to Waban in the Distribution), a corporation generally may make distributions to its stockholders only out of its surplus (net assets minus capital) and not out of capital.

  The Waban Board and management believe that, in accordance with the evidence examined in connection with the Asset Transfers and the Distribution, (a) Waban will be solvent prior to and after giving effect to the Asset Transfers and the Distribution (in accordance with the foregoing definitions), will be able to repay its debts as they mature following the Distribution, and will have sufficient capital to carry on its business, and (b) the Distribution will be made entirely out of surplus, as provided under Section 170 of the DGCL.

  RELATIONSHIP BETWEEN BJI AND HOMEBASE AFTER THE DISTRIBUTION; CONFLICTS OF
                                   INTEREST

DISTRIBUTION AGREEMENT

  BJI and Waban will enter into a Separation and Distribution Agreement (the "Distribution Agreement"), which will provide for, among other things, (i) the principal corporate transactions required to effect the Distribution, (ii) the division between BJI and Waban of certain assets and liabilities and (iii) certain other agreements governing the relationship between BJI and HomeBase following the Distribution.

  The Distribution Agreement will provide that on or prior to the Distribution Date (i) Waban will transfer to BJI all of the assets of the BJ's Division, including the stock of certain subsidiaries which hold assets of the BJ's Division; (ii) BJI will assume the liabilities associated with the BJ's Division; and (iii) BJI will issue to Waban the BJI Common Stock and the Preferred Share Purchase Rights to be distributed in the Distribution. See "The Distribution--Manner of Effecting the Distribution."

  Pursuant to the Distribution Agreement, a balance sheet of BJI and its
subsidiaries (the "Balance Sheet") will be prepared as of             , 1997
(the "Balance Sheet Date"). The Balance Sheet will be prepared in accordance with generally accepted accounting principles applied consistently with Waban's customary practices followed in preparing the unaudited financial statements of Waban and its subsidiaries for their monthly accounting period ended on the Balance Sheet Date, subject to certain adjustments specified in the Distribution Agreement. These adjustments include accruals through the Balance Sheet Date for certain liabilities to be assumed by BJI pursuant to the Distribution Agreement that would not otherwise appear on separate divisional balance sheets of the BJ's Division, and the elimination of certain liabilities of the BJ's Division which are to be retained by Waban pursuant to the Distribution Agreement (including certain obligations under employee benefits plans and certain insured claims, as described below).

  The Distribution Agreement will contain a number of provisions pertaining to employee benefit plan matters. BJI will generally agree to establish employee benefit plans substantially similar to the employee benefit plans currently maintained by Waban. Waban will agree to assume or retain certain obligations under Waban plans, in respect of persons who will become BJI employees, for the period ending on the date (the "Transfer Date") which is either (i) the Balance Sheet Date, in the case of persons who become BJI employees on the Distribution Date, or (ii) in the case of persons who become BJI employees within three months following the Distribution Date, the date on which such persons become employees of BJI. (In most cases, the Transfer Date will be the Balance Sheet Date). These obligations, which will not be accrued on the Balance Sheet, include the payment of insurance premiums or similar charges under medical, insurance and similar plans through the applicable Transfer Date, costs for medical services rendered to BJI employees prior to the applicable Transfer Date so long as the appropriate reimbursement claim is submitted within one year following the applicable Transfer Date, and the payment through the applicable Transfer Date of the company contribution under Waban's 401(k) Savings Plans and Executive Retirement Plan for persons who become employees of BJI. BJI will generally agree to assume all other pre-Transfer Date liabilities to BJI employees under Waban plans (other than stock-based plans, the treatment of which is described below).

  The Distribution Agreement will provide for appropriate asset transfers (and corresponding credit for service with Waban prior to the applicable Transfer
Date) in respect of persons who will become BJI employees from Waban's 401(k) Savings Plan and Executive Retirement Plan. In addition, the Distribution Agreement will contain provisions for the issuance of replacement stock options by BJI to persons who will become BJI employees on the Distribution Date, subject to such persons' surrender of their corresponding Waban awards. See "Management of BJI--Incentive and Other Plans."

  The Distribution Agreement will contain provisions dealing with the post-Distribution settlement of insured claims with respect to HomeBase and BJI.

  The Distribution Agreement will provide that, except with respect to the employee benefits and insurance matters described above, or except as provided in the Tax Sharing Agreement (see "--Tax Sharing Agreement" below), HomeBase will indemnify BJI for liabilities relating to the business retained by HomeBase following the Distribution. Similarly, subject to the same exceptions, BJI will agree to indemnify HomeBase for liabilities pertaining to BJI's business. The Distribution Agreement will also provide that BJI and HomeBase will each indemnify the other in the event of certain liabilities arising under the Exchange Act.

  The Distribution Agreement will provide that the Distribution will be conditioned upon a number of things, including (i) the declaration by the Waban Board of the Distribution; (ii) approval of the Distribution Proposals by Waban's stockholders; (iii) Waban's receipt of a ruling that the Distribution will qualify as a tax-free transaction under Section 355 of the Code; (iv) the conversion into Common Stock or redemption for cash of the Convertible Debentures and, if the Convertible Debentures are redeemed, the closing of an equity offering by BJI to reduce the indebtedness that Waban would incur to finance the redemption; (v) the transfers of assets and liabilities contemplated by the Distribution Agreement having been consummated in all material respects; (vi) the BJI Common Stock and associated BJI Rights having been approved for listing on the New York Stock Exchange subject to official notice of issuance; (vii) the BJI Board having been elected by Waban, as the sole stockholder of BJI, and the BJI Certificate and the BJI By-laws, as each will be in effect after the Distribution, having been adopted and being in effect; (viii) BJI and HomeBase having entered into agreements with lenders to provide sufficient financing upon consummation of the Distribution;
(ix) the Form 10 Registration Statement having become effective under the Exchange Act; and (x) third-party consents, if any, to the transactions contemplated by the Distribution Proposals having been obtained, except for those the failure of which to obtain would not have a material adverse effect on BJI or on HomeBase. Any of these conditions, except for approval of the Distribution Proposals by Waban's stockholders, may be waived in the discretion of the Waban Board. Even if all of the above conditions are satisfied, the Waban Board has reserved the right to abandon, defer or modify the Distribution or the other elements of the Distribution Proposals at any time prior to the Distribution Date.

SERVICES AGREEMENT

  BJI and Waban will enter into a Services Agreement (the "Services Agreement") pursuant to which BJI will provide certain services to HomeBase following the Balance Sheet Date. Such services are expected to include tax and legal services, employee benefits management, insurance claims management and other administrative services. All such services shall be provided at rates equal to those which would have been established on an arm's-length basis. The initial term for most of these services will expire at or before the end of fiscal 1997. Certain services may be extended beyond their initial term for a specified limited renewal term by notice from HomeBase. All other extensions may only be made upon the subsequent mutual agreement of BJI and HomeBase as to the renewal term and the fees to be charged in such renewal term. BJI will be required to use all reasonable efforts to perform the services on a timely basis and HomeBase will be required to use all reasonable efforts to cooperate with BJI in connection with the provision of services. If a dispute arises between the parties under the Services Agreement which cannot be resolved, it will be submitted to arbitration.

TAX SHARING AGREEMENT

  Waban and BJI will enter into a Tax Sharing Agreement (the "Tax Sharing Agreement") to provide for the payment of taxes, and the entitlement to tax refunds, for periods ending on or prior to the Distribution Date and various related matters, as described in more detail below.

  Note: As used in the following summary of the Tax Sharing Agreement, references to the "HomeBase Group" include HomeBase and those corporations that will be members of its consolidated tax group after giving effect to the Distribution. Similarly, references to the "BJI Group" include BJI and those corporations which will be members of its consolidated tax group after giving effect to the Distribution.

  HomeBase will retain responsibility pursuant to the Tax Sharing Agreement for filing all consolidated federal income tax returns (and all similar state and local tax returns) for periods beginning before the

Distribution Date. In this regard BJI will agree to enter into any election or consent reasonably requested by HomeBase with respect to such returns, and will further agree not to elect to be excluded from HomeBase's consolidated federal income tax returns for periods beginning before the Distribution Date.

  The Tax Sharing Agreement will provide that, if, as a result of a tax audit, there is a change in pre-Distribution income tax liabilities (an "Adjustment") with respect to a tax item of the BJI Group, and such Adjustment produces (i) a tax benefit to the BJI Group in a post-Distribution period and (ii) a liability for the HomeBase Group, then BJI shall reimburse HomeBase for any such liability. If an Adjustment with respect to a tax item of the BJI Group produces a tax benefit for the HomeBase Group and a tax detriment to the BJI Group, then HomeBase shall reimburse BJI for the amount of such detriment. HomeBase shall also reimburse BJI for any tax detriment suffered by the BJI Group as a consequence of a tax item of any member of the HomeBase Group.

  The Tax Sharing Agreement will contain a special provision pertaining to net deferred tax liabilities of the BJI Group as of the Distribution Date. If it is determined (in filing fiscal 1997 tax returns and in accordance with procedures contained in the Tax Sharing Agreement) that the BJI Group's net deferred income tax liability as of the Distribution Date was either overstated or understated by more than $200,000, then a payment will be required to offset the effect of such understatement or overstatement to the extent described below. In the case of an understatement, HomeBase will pay BJI the amount thereof to the extent that the understatement was attributable to a tax item that reduced the reported income tax liability of the HomeBase Group. In the case of an overstatement, BJI will pay HomeBase the amount thereof to the extent that the overstatement was attributable to a tax item that was not available to reduce the income tax liability of the HomeBase Group.

  Taxes other than income taxes (such as sales, use and property taxes) shall be paid and returns shall be filed by the party to which the taxes directly relate. For example, the BJI Group will bear responsibility for sales taxes applicable to its sales and for property taxes applicable to the property that it owns.

  BJI will agree in the Tax Sharing Agreement to elect to relinquish any net operating loss carryback or other similar carryback items which could be used to create or carry forward a tax benefit. In the event that such a carryback item is nevertheless incurred, then HomeBase shall pay BJI an amount equal to the tax benefit obtained by the HomeBase Group as a result thereof, but only after there has been taken into account all tax items and carrybacks generated by the HomeBase Group and the present value of any tax benefits of the HomeBase Group that may be deferred (and any future tax detriment that may be suffered) by any member of the HomeBase Group as a consequence of its use of such BJI carryback item.

  The Tax Sharing Agreement will contain provisions dealing with responsibility for income taxes attributable to the failure of the Distribution to be tax-free to HomeBase ("Restructuring Taxes"). BJI will agree to indemnify HomeBase for any Restructuring Taxes to the extent that such Restructuring Taxes are directly or indirectly attributable to certain transactions pertaining to the BJI Group occurring within three years after the Distribution. These transactions include (i) reorganizations, consolidations or merger; (ii) the sale or distribution of BJI Group assets outside the ordinary course of business; (iii) BJI's ceasing to conduct an active trade or business; (iv) certain changes in BJI's stock ownership (including certain changes of control); (v) the redemption or repurchase of shares of BJI stock; (vi) a recapitalization or reclassification of BJI stock;
(vii) a complete or partial liquidation of BJI; (viii) the exercisability, transferability or repurchase of rights distributed pursuant to a stock purchase rights plan; and (ix) any other act or omission on BJI's part which results in a breach of the representations and warranties made to the Internal Revenue Service in connection with any private letter ruling received by Waban with respect to the Distribution. See "The Distribution--Federal Income Tax Aspects of the Distribution."

  Similarly, HomeBase will indemnify BJI pursuant to the Tax Sharing Agreement for Restructuring Taxes which BJI has not agreed to be responsible for as described above if such taxes are imposed on HomeBase and the relevant taxing authority seeks to collect them from the BJI Group (e.g. on the theory that BJI is jointly and severally liable for such HomeBase taxes). Restructuring Taxes might be imposed on HomeBase as a result of certain changes in HomeBase's stock ownership (including certain changes of control).

  In the event of an audit contest relating to Restructuring Taxes, HomeBase will be prohibited from settling such audit in a manner that would give rise to an indemnity payment from BJI; however, HomeBase will be entitled to receive a written indemnity from BJI covering the expense of such contest and an opinion of independent tax counsel to the effect that a sound basis exists for contesting the proposed audit claim. Moreover, if the contest is to be conducted in a manner requiring payment of the proposed tax deficiency, BJI must advance the appropriate amount of funds to HomeBase on an interest-free basis.

  The Tax Sharing Agreement will contain procedural provisions requiring notice of potential claims for reimbursement, participation in all conferences with taxing authorities and, more generally, mutual consultation and cooperation with respect to the tax matters which are the subject of the agreement. Decisions with respect to negotiations, settlements and litigation with taxing authorities will be made jointly by HomeBase and BJI. Disputes under the agreement will be submitted to arbitration.

  One consequence of BJI's potential obligations in respect of indemnity payments for Restructuring Taxes could be to deter a transaction which could result in a change of control of BJI.

POLICIES AND PROCEDURES FOR ADDRESSING CONFLICTS

  After the Distribution, BJI and HomeBase will have significant contractual and other ongoing relationships, as described herein. Such ongoing relationships may present certain conflict situations for Mr. Zarkin, who will serve as Chairman of the Board of Directors of both companies, and for Messrs. Waxlax and Weisberger, who will serve as directors of both companies. Each of these persons, and other persons, will also own (or have options or other rights to acquire) a significant number of shares of common stock in both companies. See "Certain Special Considerations--Potential Conflicts," "Management of BJI," and "Management of HomeBase." BJI and HomeBase will adopt appropriate policies and procedures to be followed by the board of directors of each company to limit the involvement of such persons in conflict situations, including matters relating to contractual relationships or litigation between the companies. Whether or not a significant conflict of interest situation exists will be determined on a case-by-case basis depending on such factors as the dollar value of the matter, the degree of personal interest in the matter, the respective interests of the stockholders of BJI or HomeBase and the likelihood that resolution of the matter will have significant strategic, operational or financial implications for the business of the respective companies.

              FINANCING; TREATMENT OF OUTSTANDING LONG-TERM DEBT

  Waban's outstanding indebtedness currently includes its (i) $24,000,000 9.58% unsecured senior notes due May 31, 1998 (the "Senior Notes"); (ii) $100,000,000 11% senior subordinated notes due May 15, 2004 ("Senior Subordinated Notes"); (iii) $108,600,000 6.5% convertible subordinated debt due July 1, 2002 (the "Convertible Debentures"); and (iv) $150,000,000 line of credit with a group of banks, under which $35,000,000 of borrowings were outstanding as of October 26, 1996. Prior to the Distribution, Waban will repay the Senior Notes, and will retire (via open market purchases or a tender offer) or defease the Senior Subordinated Notes. Waban will be required to pay certain premiums and prepayment penalties in connection with the foregoing transactions. See "Certain Special Considerations--Repayment of Long-Term Debt."

  In addition, prior to the Distribution, Waban expects to call for redemption the Convertible Debentures. The Convertible Debentures are convertible by the holders into Waban Common Stock at a conversion price of $24.75 per share, and are redeemable during the period from July 1, 1996 to June 30, 1997 at a price of 103.611% of par, plus accrued interest. If the Convertible Debentures are redeemed for cash in response to such call, Waban expects that BJI will undertake an equity offering to reduce the indebtedness that Waban would incur to finance the redemption. Such offering could delay the Distribution Date. It is a condition to the Distribution that the Convertible Debentures be converted into Common Stock or redeemed for cash and, if the

Convertible Debentures are redeemed for cash, that BJI successfully completes such equity offering. There can be no assurance that such conversion or such redemption and equity offering will take place.

  Waban is in discussions with financial institutions to obtain bank credit facilities for each of BJI and HomeBase following the Distribution. It is a condition of the Distribution that such credit facilities be obtained in amounts and on terms considered appropriate by the management and boards of directors of the respective companies. Although Waban expects to obtain such credit facilities, there is no assurance that such credit facilities can be obtained on terms similar to those currently available to Waban or on other terms considered appropriate by the Waban Board, if at all. See "Certain Special Considerations--Certain Financial Considerations."

                        CONSENTS; REGULATORY APPROVALS

  Other than the filing of a Form 10 with the Securities and Exchange Commission (which must be filed and declared effective prior to the Distribution), Waban does not believe that any material consents from third parties or federal or state regulatory approvals will be necessary in connection with the Distribution.

                             WABAN CAPITALIZATION

  The following table sets forth the pro forma capitalization of Waban at July 27, 1996 after giving effect to the conversion of the Convertible Debentures into 4,387,879 shares of Waban Common Stock, or alternatively, the redemption for cash of the Convertible Debentures by Waban. It is a condition to the Distribution that such conversion or redemption take place and, if the Convertible Debentures are redeemed for cash, that BJI complete an equity offering to reduce the indebtedness that Waban would incur to finance the redemption. However, there can be no assurance that holders of the Convertible Debentures will convert their Convertible Debentures into Common Stock or that, if all Convertible Debentures are not converted, BJI will complete such an equity offering. Both pro forma presentations give effect to (i) borrowings of long-term debt under Waban's proposed credit agreement, (ii) retirement of Waban's Senior Notes and Senior Subordinated Notes and related prepayment penalties, (iii) payment from BJI of its current taxes payable and intercompany borrowings, and (iv) the Distribution. This data should be read in conjunction with the historical financial statements and the unaudited pro forma financial data of Waban incorporated by reference in or included elsewhere in this Proxy Statement.

                                              AS OF JULY 27, 1996
                                 -----------------------------------------------
                                               PRO FORMA FOR
                                               CONVERSION OF      PRO FORMA FOR
                                                CONVERTIBLE         REDEMPTION
                                                 DEBENTURES       OF CONVERTIBLE
                                                INTO COMMON         DEBENTURES
                                  ACTUAL           STOCK             FOR CASH
                                 --------  ---------------------- --------------
                                           (DOLLARS IN THOUSANDS)
Short-term debt and current ma-
 turities of long-term debt....  $ 13,302         $  1,122           $  1,122
Long-term debt, less current
 maturities....................   232,710           39,443             41,331
Stockholders' equity:
 Common stock..................       333              377                333
 Additional paid-in capital....   329,341          346,298            329,341
 Other.........................   (10,649)         (10,649)           (10,649)
 Retained earnings.............   270,340              --              16,407
                                 --------         --------           --------
  Total stockholders' equity...   589,365          336,026            335,432
                                 --------         --------           --------
    Total capitalization.......  $835,377         $376,591           $377,885
                                 ========         ========           ========

                  SELECTED HISTORICAL FINANCIAL DATA OF WABAN

  The data that follows should be read in conjunction with the audited Consolidated Financial Statements and notes thereto included in Waban's Annual Report on Form 10-K for the fiscal year ended January 27, 1996 and the unaudited financial data included in Waban's Quarterly Report on Form 10-Q for the thirteen-week period ended July 27, 1996, both of which are incorporated by reference herein. For a discussion of the basis of presentation of the Waban Consolidated Financial Statements, see Summary of Accounting Policies in Notes to the Waban Consolidated Financial Statements contained in Form 10-K for the fiscal year ended January 27, 1996. For a discussion of certain sales information for the four-week and five-week periods ended August 31, 1996 and October 5, 1996, respectively, see "Recent Developments."

                                                 FISCAL YEAR ENDED                           TWENTY-SIX WEEKS ENDED
                          ----------------------------------------------------------------- -------------------------
                          JAN 25, 1992 JAN 30, 1993 JAN 29, 1994  JAN 28, 1995 JAN 27, 1996 JUL 29, 1995 JUL 27, 1996
                          ------------ ------------ ------------  ------------ ------------ ------------ ------------
                                        (53 WEEKS)                                          (UNAUDITED)  (UNAUDITED)
                                           (DOLLARS AND SHARES IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
Total revenues..........  $ 2,783,585  $ 3,357,794  $ 3,589,341   $ 3,650,281  $ 3,978,384  $ 1,936,337   $2,132,589
                          -----------  -----------  -----------   -----------  -----------  -----------   ----------
Cost of sales, including
 buying and occupancy
 costs..................    2,399,765    2,881,334    3,086,670     3,110,787    3,387,992    1,646,831    1,820,630
Selling, general and
 administrative
 expenses...............      322,705      401,905      423,026       418,404      455,523      228,294      244,723
Restructuring charge and
 other nonrecurring
 charges................        8,900          --       101,133           --           --           --           --
Interest on debt and
 capital leases (net)...        3,292        6,280       12,489        14,898       15,431        7,658        9,366
                          -----------  -----------  -----------   -----------  -----------  -----------   ----------
Income (loss) before
 income taxes and
 cumulative effect of
 accounting principle
 changes................       48,923       68,275      (33,977)      106,192      119,438       53,554       57,870
Provision (benefit) for
 income taxes...........       18,914       24,033      (15,290)       41,202       46,461       20,886       22,743
                          -----------  -----------  -----------   -----------  -----------  -----------   ----------
Income (loss) before
 cumulative effect of
 accounting principle
 changes................       30,009       44,242      (18,687)       64,990       72,977       32,668       35,127
Cumulative effect of
 accounting principle
 changes................          --           --           905           --           --           --           --
                          -----------  -----------  -----------   -----------  -----------  -----------   ----------
Net income (loss).......  $    30,009  $    44,242  $   (17,782)  $    64,990  $    72,977  $    32,668   $   35,127
                          ===========  ===========  ===========   ===========  ===========  ===========   ==========
Income (loss) per common
 share:
Primary earnings per
 share:
 Income (loss) before
  cumulative effect of
  accounting principle
  changes...............  $      1.01  $      1.33  $     (0.56)  $      1.95  $      2.20  $      0.98   $     1.05
 Cumulative effect of
  accounting principle
  changes...............          --           --          0.02           --           --           --           --
                          -----------  -----------  -----------   -----------  -----------  -----------   ----------
 Net income (loss)......  $      1.01  $      1.33  $     (0.54)  $      1.95  $      2.20  $      0.98   $     1.05
                          ===========  ===========  ===========   ===========  ===========  ===========   ==========
Fully diluted earnings
 per share:
 Income (loss) before
  cumulative effect of
  accounting principle
  changes...............  $      1.01  $      1.31  $     (0.56)  $      1.83  $      2.05  $      0.92   $     0.99
 Cumulative effect of
  accounting principle
  changes...............          --           --          0.02           --           --           --           --
                          -----------  -----------  -----------   -----------  -----------  -----------   ----------
 Net income (loss)......  $      1.01  $      1.31  $     (0.54)  $      1.83  $      2.05  $      0.92   $     0.99
                          ===========  ===========  ===========   ===========  ===========  ===========   ==========
Number of common shares
 for earnings per share
 computations:
 Primary................       29,807       33,191       33,082        33,405       33,220       33,330       33,340
 Fully diluted..........       29,810       35,707       33,082        37,793       37,784       37,720       37,728
                          JAN 25, 1992 JAN 30, 1993 JAN 29, 1994  JAN 28, 1995 JAN 27, 1996 JUL 29, 1995 JUL 27, 1996
                          ------------ ------------ ------------  ------------ ------------ ------------ ------------
                                                                                            (UNAUDITED)  (UNAUDITED)
BALANCE SHEET DATA:
Working capital.........  $   268,559  $   286,313  $   213,315   $   308,749  $   265,450  $   287,327   $  267,268
Total assets............      786,405    1,006,663    1,072,994     1,237,521    1,332,451    1,279,666    1,365,102
Long-term debt and
 obligations under
 capital leases.........       86,774      192,630      174,054       258,763      245,313      245,990      232,710
Stockholders' equity....      388,645      436,610      420,492       488,089      555,120      516,833      589,365
WAREHOUSES OPEN AT END
 OF PERIOD:
BJ's Wholesale Club.....           29           39           52            62           71           65           77
HomeBase................           73           86           82            77           79           78           82

                       PRO FORMA FINANCIAL DATA OF WABAN

  The following unaudited pro forma financial data for the periods ended January 27, 1996 and July 27, 1996 and as of July 27, 1996 illustrate the estimated effects on Waban of the proposed Distribution and (i) the repayment by BJI to Waban of intercompany indebtedness and current taxes payable, (ii) the prepayment of the Senior Notes and Senior Subordinated Notes, (iii) new borrowings under Waban's proposed credit agreement and (iv) the conversion or redemption of the Convertible Debentures ("the related transactions"). The Company intends to call the Convertible Debentures for redemption prior to the Distribution. Such pro forma financial data has been prepared to present two alternative scenarios. Scenario A gives pro forma effect to the conversion of the Convertible Debentures into Waban Common Stock. Scenario B gives pro forma effect to the redemption of the Convertible Debentures for cash. It is a condition to the Distribution that such conversion or redemption take place and, if the Convertible Debentures are redeemed for cash, that BJI complete an equity offering to reduce the indebtedness that Waban would incur to finance the redemption. However, there can be no assurance that holders of the Convertible Debentures will convert their Convertible Debentures into Common Stock or that, if all Convertible Debentures are not converted, BJI will complete such an equity offering.

  The following unaudited pro forma financial data for the periods ended January 29, 1994 and January 28, 1995 illustrate the effect on Waban of the Distribution.

  The unaudited pro forma financial data of Waban does not purport to represent what the financial position or results of operations of Waban would have been if the Distribution and related transactions had in fact been consummated on the dates indicated or at any future date. The pro forma adjustments are based upon available information and upon certain assumptions that Waban's management believes are reasonable in the circumstances.

                                   WABAN INC.

                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)

                                 JULY 27, 1996

                             (DOLLARS IN THOUSANDS)

SCENARIO A--CONVERSION OF CONVERTIBLE DEBENTURES INTO COMMON STOCK

                                                        PRO FORMA
                                           HISTORICAL  ADJUSTMENTS    PRO FORMA
                                           ----------  -----------    ---------
                  ASSETS
                  ------
Current Assets:
  Cash and marketable securities.......... $   19,794   $  30,000 (2) $    294
                                                         (139,500)(3)
                                                           90,000 (4)
  Accounts receivable.....................     56,561     (27,456)(4)   29,105
  Merchandise inventories.................    615,450    (298,984)(4)  316,466
  Current deferred income taxes...........     21,265      (8,221)(4)   13,044
  Prepaid expenses........................     11,913      (6,511)(4)    5,402
                                           ----------                 --------
    Total current assets..................    724,983                  364,311
Property, net of depreciation.............    608,940    (367,364)(4)  241,576
Other assets..............................     31,179      (7,291)(4)   19,980
                                                           (1,520)(1)
                                                           (2,388)(3)
                                           ----------                 --------
    Total assets.......................... $1,365,102                 $625,867
                                           ==========                 ========
               LIABILITIES
               -----------
Current liabilities:
  Current installments of long-term debt.. $   13,302     (12,000)(3) $  1,122
                                                             (180)(4)
  Accounts payable........................    299,388    (184,200)(4)  115,188
  Accrued expenses and other current
   liabilities............................    136,455     (58,149)(4)   78,306
  Accrued federal and state income taxes..      8,570      (4,436)(4)      709
                                                            4,436 (4)
                                                             (616)(1)
                                                           (6,278)(3)
                                                             (967)(3)
                                           ----------                 --------
    Total current liabilities.............    457,715                  195,325
Noncurrent liabilities....................     85,312     (30,239)(4)   55,073
Long-term debt............................    232,710    (108,600)(1)   39,443
                                                           30,000 (2)
                                                         (112,000)(3)
                                                           (2,667)(4)
           STOCKHOLDERS' EQUITY
           --------------------
Common stock..............................        333          44 (1)      377
Additional paid-in capital................    329,341     107,652 (1)  346,298
                                                          (90,695)(4)
Other.....................................    (10,649)                 (10,649)
Retained earnings.........................    270,340      (9,222)(3)      --
                                                           (1,421)(3)
                                                         (259,697)(4)
                                           ----------                 --------
    Total stockholders' equity............    589,365                  336,026
                                           ----------                 --------
    Total liabilities and stockholders'
     equity............................... $1,365,102                 $625,867
                                           ==========                 ========

     The accompanying notes are an integral part of the Unaudited Pro Forma
                        Condensed Financial Statements.

                                   WABAN INC.

              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                      TWENTY-SIX WEEKS ENDED JULY 27, 1996

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

SCENARIO A--CONVERSION OF CONVERTIBLE DEBENTURES INTO COMMON STOCK

                                                       PRO FORMA
                                           HISTORICAL ADJUSTMENTS     PRO FORMA
                                           ---------- -----------     ---------
Total revenues............................ $2,132,589 $(1,356,076)(1) $776,513
                                           ----------                 --------
Cost of sales, including buying and
 occupancy costs..........................  1,820,630  (1,219,544)(1)  601,086
Selling, general and administrative
 expenses.................................    244,723     (96,715)(1)  148,008
Interest on debt and capital leases, net..      9,366      (8,283)(2)    1,083
                                           ----------                 --------
Total expenses............................  2,074,719                  750,177
                                           ----------                 --------
Income from continuing operations before
 income taxes.............................     57,870                   26,336
Provision for income taxes................     22,743     (12,393)(3)   10,350
                                           ----------                 --------
Income from continuing operations......... $   35,127                 $ 15,986
                                           ==========                 ========
Pro forma earnings per share from
 continuing operations....................                            $   0.43
                                                                      ========


     The accompanying notes are an integral part of the Unaudited Pro Forma
                        Condensed Financial Statements.

                                   WABAN INC.

              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                       FISCAL YEAR ENDED JANUARY 27, 1996

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

SCENARIO A--CONVERSION OF CONVERTIBLE DEBENTURES INTO COMMON STOCK

                                                       PRO FORMA
                                           HISTORICAL ADJUSTMENTS     PRO FORMA
                                           ---------- -----------     ----------
Total revenues...........................  $3,978,384 $(2,529,608)(1) $1,448,776
                                           ----------                 ----------
Cost of sales, including buying and
 occupancy costs.........................   3,387,992  (2,263,532)(1)  1,124,460
Selling, general and administrative
 expenses................................     455,523    (179,868)(1)    275,655
Interest on debt and capital leases, net.      15,431     (13,343)(2)      2,088
                                           ----------                 ----------
Total expenses...........................   3,858,946                  1,402,203
                                           ----------                 ----------
Income from continuing operations before
 taxes...................................     119,438                     46,573
Provision for income taxes...............      46,461     (28,344)(3)     18,117
                                           ----------                 ----------
Income from continuing operations........  $   72,977                 $   28,456
                                           ==========                 ==========
Pro forma earnings per share from
 continuing operations...................                             $     0.76
                                                                      ==========


     The accompanying notes are an integral part of the Unaudited Pro Forma
                        Condensed Financial Statements.

                                  WABAN INC.

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

SCENARIO A--CONVERSION OF CONVERTIBLE DEBENTURES INTO COMMON STOCK

NOTES TO PRO FORMA CONDENSED BALANCE SHEET

    (1) Adjustment to record conversion of the Convertible Debentures into 4,387,879 shares of common stock, including the write-off of unamortized debt expense of $1,520,000, and related tax benefit.

    (2) Adjustment to record borrowings under Waban's proposed credit agreement to repay the Senior Notes and Senior Subordinated Notes.

    (3) Adjustment to record repayment of the Senior Notes and Senior Subordinated Notes and related prepayment penalties of $15,500,000, the write-off of unamortized debt expense of $2,388,000, and related tax benefits.

    (4) Adjustment to record transfer of BJ's Wholesale Club, Inc.'s current taxes payable to Waban through the intercompany balance, to record cash received from BJ's Wholesale Club, Inc. for repayment of its remaining intercompany debt and to reflect the distribution of BJ's Wholesale Club, Inc.'s net assets.

NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME

    (1) Adjustment to separate the operating revenues and expenses of BJ's Wholesale Club, Inc.'s discontinued operations.

    (2) Adjustment to reflect interest expense on anticipated reduced borrowings using an assumed interest rate of 7.50%.

    (3) Adjustment to income tax provision for the estimated income tax effect of the pro forma adjustments.

  Pro forma earnings per share from continuing operations is based on 37,095,915 shares of common stock outstanding (including 4,387,879 shares of common stock issued upon conversion of the Convertible Debentures) plus 279,409 common equivalent shares, using the treasury stock method of accounting for outstanding stock options.

                                   WABAN INC.

                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)

                                 JULY 27, 1996
                             (DOLLARS IN THOUSANDS)

SCENARIO B--REDEMPTION OF CONVERTIBLE DEBENTURES FOR CASH

                                                        PRO FORMA
                                           HISTORICAL  ADJUSTMENTS    PRO FORMA
                                           ----------  -----------    ---------
                  ASSETS
                  ------
Current Assets:
  Cash and marketable securities.......... $   19,794   $ 200,340 (1) $    --
                                                           31,888 (2)
                                                         (252,022)(3)
  Accounts receivable.....................     56,561     (27,456)(1)   29,105
  Merchandise inventories.................    615,450    (298,984)(1)  316,466
  Current deferred income taxes...........     21,265      (8,221)(1)   13,044
  Prepaid expenses........................     11,913      (6,511)(1)    5,402
                                           ----------                 --------
    Total current assets..................    724,983                  364,017
Property, net of depreciation.............    608,940    (367,364)(1)  241,576
Other assets..............................     31,179      (7,291)(1)   19,980
                                                           (3,908)(3)
                                           ----------                 --------
    Total assets.......................... $1,365,102                 $625,573
                                           ==========                 ========
               LIABILITIES
               -----------
Current liabilities:
  Current installments of long-term debt.. $   13,302        (180)(1) $  1,122
                                                          (12,000)(3)
  Accounts payable........................    299,388    (184,200)(1)  115,188
  Accrued expenses and other current
   liabilities............................    136,455     (58,149)(1)   78,306
  Accrued federal and state income taxes..      8,570      (4,436)(1)     (879)
                                                            4,436 (1)
                                                           (7,866)(3)
                                                           (1,583)(3)
                                           ----------                 --------
    Total current liabilities.............    457,715                  193,737
Noncurrent liabilities....................     85,312     (30,239)(1)   55,073
Long-term debt............................    232,710    (220,600)(3)   41,331
                                                           31,888 (2)
                                                           (2,667)(1)
           STOCKHOLDERS' EQUITY
           --------------------
Common stock..............................        333                      333
Additional paid-in capital................    329,341                  329,341
Other.....................................    (10,649)                 (10,649)
Retained earnings.........................    270,340    (240,052)(1)   16,407
                                                          (11,556)(3)
                                                           (2,325)(3)
                                           ----------                 --------
    Total stockholders' equity............    589,365                  335,432
                                           ----------                 --------
    Total liabilities and stockholders'
     equity............................... $1,365,102                 $625,573
                                           ==========                 ========

     The accompanying notes are an integral part of the Unaudited Pro Forma
                        Condensed Financial Statements.

                                   WABAN INC.

              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                      TWENTY-SIX WEEKS ENDED JULY 27, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

SCENARIO B--REDEMPTION OF CONVERTIBLE DEBENTURES FOR CASH

                                                       PRO FORMA
                                           HISTORICAL ADJUSTMENTS     PRO FORMA
                                           ---------- -----------     ---------
Total revenues............................ $2,132,589 $(1,356,076)(1) $776,513
                                           ----------                 --------
Cost of sales, including buying and
 occupancy costs..........................  1,820,630  (1,219,544)(1)  601,086
Selling, general and administrative
 expenses.................................    244,723     (96,715)(1)  148,008
Interest on debt and capital leases, net..      9,366      (8,212)(2)    1,154
                                           ----------                 --------
Total expenses............................  2,074,719                  750,248
                                           ----------                 --------
Income from continuing operations before
 income taxes.............................     57,870                   26,265
Provision for income taxes................     22,743     (12,421)(3)   10,322
                                           ----------                 --------
Income from continuing operations......... $   35,127                 $ 15,943
                                           ==========                 ========
Pro forma earnings per share from
 continuing operations....................                            $   0.48
                                                                      ========


     The accompanying notes are an integral part of the Unaudited Pro Forma
                        Condensed Financial Statements.

                                   WABAN INC.

              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                       FISCAL YEAR ENDED JANUARY 27, 1996

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

SCENARIO B--REDEMPTION OF CONVERTIBLE DEBENTURES FOR CASH

                                                       PRO FORMA
                                           HISTORICAL ADJUSTMENTS     PRO FORMA
                                           ---------- -----------     ----------
Total revenues...........................  $3,978,384 $(2,529,608)(1) $1,448,776
                                           ----------                 ----------
Cost of sales, including buying and occu-
 pancy costs.............................   3,387,992  (2,263,532)(1)  1,124,460
Selling, general and administrative ex-
 penses..................................     455,523    (179,868)(1)    275,655
Interest on debt and capital leases, net.      15,431     (13,201)(2)      2,230
                                           ----------                 ----------
Total expenses...........................   3,858,946                  1,402,345
                                           ----------                 ----------
Income from continuing operations before
 taxes...................................     119,438                     46,431
Provision for income taxes...............      46,461     (28,399)(3)     18,062
                                           ----------                 ----------
Income from continuing operations........  $   72,977                 $   28,369
                                           ==========                 ==========
Pro forma earnings per share from contin-
 uing operations.........................                             $     0.86
                                                                      ==========




     The accompanying notes are an integral part of the Unaudited Pro Forma
                        Condensed Financial Statements.

                                  WABAN INC.

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

SCENARIO B--REDEMPTION OF CONVERTIBLE DEBENTURES FOR CASH

NOTES TO PRO FORMA CONDENSED BALANCE SHEET

    (1) Adjustment to record transfer of BJ's Wholesale Club, Inc.'s current taxes payable to Waban through the intercompany balance, to record cash received from BJ's Wholesale Club, Inc. for repayment of its remaining intercompany debt and to reflect the distribution of BJ's Wholesale Club, Inc.'s net assets.

    (2) Adjustment to record borrowings under Waban's proposed credit agreement to repay the Senior Notes, Senior Subordinated Notes and Convertible Debentures.

    (3) Adjustment to record repayment of the Senior Notes, Senior Subordinated Notes and Convertible Debentures and related prepayment penalties of $19,422,000, and the write-off of unamortized debt expense of $3,908,000 and related tax benefits.

NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME

    (1) Adjustment to separate the operating revenues and expenses of BJ's Wholesale Club, Inc.'s discontinued operations.

    (2) Adjustment to reflect interest expense on anticipated reduced borrowings using an assumed interest rate of 7.50%.

    (3) Adjustment to income tax provision for the estimated income tax effect of the pro forma adjustments.

  Pro forma earnings per share from continuing operations is based on 32,708,036 shares of common stock outstanding plus 279,409 common equivalent shares, using the treasury stock method of accounting for outstanding stock options.

                                  WABAN INC.

              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                      FISCAL YEAR ENDED JANUARY 28, 1995

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      PRO FORMA
                                          HISTORICAL ADJUSTMENTS     PRO FORMA
                                          ---------- -----------     ----------
Net sales...............................  $3,650,281 $(2,293,091)(1) $1,357,190
                                          ----------                 ----------
Cost of sales, including buying and oc-
 cupancy costs..........................   3,110,787  (2,054,167)(1)  1,056,620
Selling, general and administrative ex-
 penses.................................     418,404    (170,292)(1)    248,112
Interest on debt and capital leases,
 net....................................      14,898      (7,836)(2)      7,062
                                          ----------                 ----------
Total expenses..........................   3,544,089                  1,311,794
Income from continuing operations before
 income taxes...........................     106,192                     45,396
Provision for income taxes..............      41,202     (23,589)(3)     17,613
                                          ----------                 ----------
Income from continuing operations.......  $   64,990                 $   27,783
                                          ==========                 ==========
Pro forma earnings per share from
 continuing operations:
  Primary and fully diluted.............                             $     0.83
                                                                     ==========

--------
Notes:
(1) Adjustment to remove the operating revenues and expenses of the BJ's Wholesale Club Division.
(2) Adjustment to allocate interest expense to the discontinued operation based on the ratio of net assets of the discontinued operation to the sum of consolidated net assets plus consolidated debt of Waban.
(3) Adjustment to income tax provision for the estimated income tax effect of the pro forma adjustments.

  Pro forma earnings per share from continuing operations is based on 33,405,014 common and common equivalent shares outstanding.

                                  WABAN INC.

            PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                      FISCAL YEAR ENDED JANUARY 29, 1994

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     PRO FORMA
                                        HISTORICAL  ADJUSTMENTS     PRO FORMA
                                        ----------  -----------     ----------
Net sales.............................. $3,589,341  $(2,003,385)(1) $1,585,956
                                        ----------                  ----------
Cost of sales, including buying and
 occupancy costs.......................  3,086,670   (1,807,586)(1)  1,279,084
Selling, general and administrative
 expenses..............................    423,026     (150,770)(1)    272,256
Restructuring charge...................    101,133                     101,133
Interest on debt and capital leases,
 net...................................     12,489       (6,182)(2)      6,307
                                        ----------                  ----------
  Total expenses.......................  3,623,318                   1,658,780
Loss from continuing operations before
 income taxes..........................    (33,977)                    (72,824)
Income tax benefit.....................    (15,290)     (14,840)(3)    (30,130)
                                        ----------                  ----------
Loss from continuing operations........ $  (18,687)                 $  (42,694)
                                        ==========                  ==========
Pro forma loss per share from
 continuing operations:
  Primary and fully diluted............                             $    (1.29)
                                                                    ==========

--------
Notes:
(1) Adjustment to remove the operating revenues and expenses of the BJ's Wholesale Club Division.
(2) Adjustment to allocate interest expense to the discontinued operation based on the ratio of net assets of the discontinued operation to the sum of consolidated net assets plus consolidated debt of Waban.
(3) Adjustment to income tax provision for the estimated income tax effect of the pro forma adjustments.

  Pro forma loss per share from continuing operations is based on 33,082,362 common and common equivalent shares outstanding.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF UNAUDITED PRO FORMA FINANCIAL DATA OF WABAN

  Waban's Pro Forma Condensed Balance Sheet as of July 27, 1996 and Waban's Pro Forma Condensed Statements of Income for the twenty-six weeks ended July 27, 1996 and the fiscal year ended January 27, 1996 summarize the estimated effects on Waban of the proposed Distribution and related transactions. These transactions (the "related transactions") include the repayment by BJI of its intercompany debt and current taxes payable to Waban, the retirement of the Senior Notes and Senior Subordinated Notes, new borrowings under Waban's proposed credit agreement and the conversion or redemption of the Convertible Debentures. The Pro Forma Condensed Balance Sheet assumes that the Distribution and the related transactions occurred on July 27, 1996. The Pro Forma Condensed Statements of Income for the periods ended January 27, 1996 and July 27, 1996 assume that the Distribution and related transactions occurred at the beginning of fiscal 1995 and summarize the results of continuing operations. Each of these statements is presented under two scenarios. One scenario assumes the conversion of the Convertible Debentures into common stock; the other scenario assumes the redemption of the Convertible Debentures for cash.

  Under either scenario, pro forma long-term debt would be approximately $39 million to $41 million as of July 27, 1996, including approximately $30 million to $32 million of new borrowings under the proposed credit agreement. (Other long-term debt consists principally of capital lease obligations.) Stockholders' equity would be approximately $336 million under either scenario.

  In the Pro Forma Condensed Statements of Income, pro forma total revenues, cost of sales (including buying and occupancy costs) and selling, general and administrative (SG&A) expenses exclude the results of BJ's operations. Pro forma sales and cost of sales represent HomeBase's results. Pro forma SG&A expenses represent HomeBase's expenses and all of Waban's corporate overhead, which corporate overhead totaled $3.9 million for the twenty-six weeks ended July 27, 1996 and $7.1 million for the fiscal year ended January 27, 1996. As a public entity, HomeBase will incur SG&A costs in addition to the costs it incurred as a separate division, but the incremental amount is expected to be substantially less than that of Waban, which operated two divisions. Waban's pro forma interest expense is based on the pro forma debt presented in the Pro Forma Condensed Balance Sheet as of July 27, 1996.

  Waban's Pro Forma Condensed Statements of Income for the fiscal years ended January 28, 1995 and January 29, 1994 represent Waban's historical consolidated results of operations adjusted to exclude BJ's historical results of operations only. Pro forma sales and cost of sales represent HomeBase's results. Pro forma SG&A expenses represent HomeBase's expenses and all of Waban's corporate overhead, which corporate overhead totaled $8.2 million in the fiscal year ended January 28, 1995 and $10.7 million in the fiscal year ended January 29, 1994. Pro forma interest expense represents Waban's consolidated interest less an allocation of interest expense to BJ's, which was based on BJ's ratio of net assets to Waban's consolidated net assets plus debt.

  The pro forma financial data of Waban should be read in conjunction with the audited Consolidated Financial Statements of Waban and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations of Waban included in Waban's Annual Report on Form 10-K for the fiscal year ended January 27, 1996 and the unaudited financial data included in Waban's Quarterly Report on Form 10-Q for the thirteen-week period ended July 27, 1996, both of which are incorporated by reference herein.

                              BJI CAPITALIZATION

  The following table sets forth the pro forma capitalization of BJI at July 27, 1996 after giving effect to the conversion of the Convertible Debentures into 4,387,879 shares of Waban Common Stock, or alternatively, the redemption for cash of the Convertible Debentures by Waban and the completion of an equity offering by BJI with net proceeds of $110 million, at an assumed offering price of $20.00 per share (net of offering fees and expenses). Both pro forma presentations give effect to (i) the transfer of BJI's current taxes payable to Waban through its intercompany account, and (ii) borrowings of long-term debt under BJI's proposed credit agreement and repayment of the remaining intercompany debt to Waban. The pro forma capitalization which gives effect to the conversion of the Convertible Debentures also gives effect to Waban's contribution to BJI's equity through the forgiveness of a portion of intercompany debt. This data should be read in conjunction with the historical financial statements and the unaudited pro forma financial data of BJI included elsewhere in this Proxy Statement.

                                                   AS OF JULY 27, 1996
                                           ------------------------------------
                                                  (DOLLARS IN THOUSANDS)
                                                                  PRO FORMA FOR
                                                    PRO FORMA FOR REDEMPTION OF
                                                    CONVERSION OF  CONVERTIBLE
                                                     CONVERTIBLE   DEBENTURES
                                                     DEBENTURES   FOR CASH AND
                                                     INTO COMMON   BJI EQUITY
                                            ACTUAL      STOCK       FINANCING
                                           -------- ------------- -------------
Short-term debt and current maturities of
 long-term debt........................... $    180   $    180      $    180
Loans and advances from Waban Inc.........  195,904        --            --
Long-term debt, less current maturities...    2,667     92,667        93,007
Stockholder's equity:
  Common stock............................      327        371           382
  Additional paid-in capital..............      --     110,340       109,945
  Retained earnings.......................  239,725    239,681       239,725
                                           --------   --------      --------
  Total stockholder's equity..............  240,052    350,392       350,052
                                           --------   --------      --------
    Total capitalization.................. $438,803   $443,239      $443,239
                                           ========   ========      ========

                   SELECTED HISTORICAL FINANCIAL DATA OF BJI

  The following table summarizes selected historical financial data of BJI for each fiscal year in the five-year period ended January 27, 1996 and for the twenty-six week periods ended July 29, 1995 and July 27, 1996. The financial statements of BJI include the assets, liabilities, revenues and expenses of the BJ's Division. The BJI financial statements include certain allocations of the overhead expenses incurred by Waban that support BJI's business. In management's opinion, these allocations were made on a reasonable basis. However, such allocations may not be indicative of the level of expenses which will be incurred by BJI after the Distribution. The expenses were generally allocated based on specific identification and estimates of the relative time devoted to supporting BJI.

  The historical financial data is not necessarily indicative of BJI's future results of operations or financial condition. The data set forth below should be read in conjunction with the unaudited pro forma financial data and the notes thereto of BJI, the audited Combined Financial Statements of BJI and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations of BJI included elsewhere in this Proxy Statement. The historical financial data is unaudited except for the 1993, 1994 and 1995 fiscal years. For a discussion of the basis of presentation of the BJI Combined Financial Statements, see Summary of Accounting Policies in Notes to the BJI Combined Financial Statements. For a discussion of certain sales information for the four-week and five-week periods ended August 31, 1996 and October 5, 1996, respectively, see "Recent Developments."


                                                 FISCAL YEAR ENDED                          TWENTY-SIX WEEKS ENDED
                          ---------------------------------------------------------------- -------------------------
                          JAN 25, 1992 JAN 30, 1993 JAN 29, 1994 JAN 28, 1995 JAN 27, 1996 JUL 29, 1995 JUL 27, 1996
                          ------------ ------------ ------------ ------------ ------------ ------------ ------------
                          (UNAUDITED)  (UNAUDITED)                                         (UNAUDITED)  (UNAUDITED)
                                        (53 WEEKS)
                                                            (DOLLARS IN THOUSANDS)
INCOME STATEMENT DATA:
Total revenues..........   $1,432,228   $1,786,916   $2,003,385   $2,293,091   $2,529,608   $1,163,477   $1,356,076
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Cost of sales, including
 buying and occupancy
 costs..................    1,302,343    1,618,004    1,807,586    2,054,167    2,263,532    1,049,167    1,219,544
Selling, general and
 administrative
 expenses...............      110,677      137,596      155,425      174,416      183,419       85,264       98,602
Cost of closing BJ's
 warehouse clubs in
 Chicago................        5,500          --           --           --           --           --           --
Interest on debt and
 capital leases (net)...         (625)         446        7,807       13,665       14,757        7,354        8,211
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Income before income
 taxes and cumulative
 effect of accounting
 principle changes......       14,333       30,870       32,567       50,843       67,900       21,692       29,719
Provision for income
 taxes..................        5,320        9,733       12,351       19,941       26,350        8,416       11,650
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Income before cumulative
 effect of accounting
 principle changes......        9,013       21,137       20,216       30,902       41,550       13,276       18,069
Cumulative effect of
 accounting principle
 changes................          --           --         2,107          --           --           --           --
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net income..............   $    9,013   $   21,137   $   22,323   $   30,902   $   41,550   $   13,276   $   18,069
                           ==========   ==========   ==========   ==========   ==========   ==========   ==========
                          JAN 25, 1992 JAN 30, 1993 JAN 29, 1994 JAN 28, 1995 JAN 27, 1996 JUL 29, 1995 JUL 27, 1996
                          ------------ ------------ ------------ ------------ ------------ ------------ ------------
                          (UNAUDITED)  (UNAUDITED)                                         (UNAUDITED)  (UNAUDITED)
BALANCE SHEET DATA:
Working capital.........   $   32,022   $   43,907   $   71,248   $   58,252   $   77,207   $   68,934   $   94,207
Total assets............      238,895      369,533      506,034      563,931      676,675      611,536      718,589
Long-term debt and
 obligations under
 capital leases.........        3,093        3,502        3,262        2,960        2,731        2,823        2,667
Loans and advances from
 Waban Inc..............        8,818       73,984      152,427      142,512      181,730      167,029      195,904
Stockholder's equity....      106,071      127,208      149,531      180,433      221,983      193,709      240,052
CLUBS OPEN AT END OF
 PERIOD.................           29           39           52           62           71           65           77

                        PRO FORMA FINANCIAL DATA OF BJI

  The following unaudited pro forma financial data illustrates the estimated effects on BJI of the proposed Distribution and (i) the repayment by BJI to Waban of intercompany indebtedness and current taxes payable, (ii) new borrowings under BJI's proposed credit agreement, and (iii) the impact of the conversion or redemption of the Convertible Debentures for cash and the related equity contribution by Waban (the "related transactions"). The Company intends to call the Convertible Debentures for redemption prior to the Distribution. The pro forma financial data has been prepared to present two alternative scenarios. Scenario A gives pro forma effect to the conversion of the Convertible Debentures into Waban Common Stock. Scenario B gives pro forma effect to the redemption of the Convertible Debentures for cash and the completion of an equity offering by BJI with net proceeds of $110 million, at an assumed offering price of $20.00 per share (net of offering fees and expenses). The pro forma balance sheet data is based on the July 27, 1996 balance sheet of BJI and assumes the Distribution and related transactions were consummated on that date. The pro forma income statement data gives effect to the Distribution and related transactions as if they occurred at the beginning of fiscal 1995. The unaudited pro forma financial data should be read in conjunction with the historical financial statements of BJI included elsewhere in this Proxy Statement.

  The pro forma financial data of BJI does not purport to represent what the financial position or results of operations of BJI would have been if the Distribution and related transactions had in fact been consummated on the dates indicated or at any future date. The pro forma adjustments are based upon available information and upon certain assumptions that BJI's management believes are reasonable in these circumstances.

                           BJ'S WHOLESALE CLUB, INC.

                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)

                                 JULY 27, 1996
                             (DOLLARS IN THOUSANDS)

SCENARIO A--CONVERSION OF CONVERTIBLE DEBENTURES INTO COMMON STOCK

                                                        PRO FORMA
                                            HISTORICAL ADJUSTMENTS    PRO FORMA
                                            ---------- -----------    ---------
                  ASSETS
                  ------
Current Assets:
  Cash.....................................  $    --                  $    --
  Accounts receivable......................    27,456                   27,456
  Merchandise inventories..................   298,984                  298,984
  Current deferred income taxes............     8,221                    8,221
  Prepaid expenses.........................     6,511                    6,511
                                             --------                 --------
    Total current assets...................   341,172                  341,172
Property, net of depreciation..............   367,364                  367,364
Other assets...............................    10,053                   10,053
                                             --------                 --------
    Total assets...........................  $718,589                 $718,589
                                             ========                 ========

                LIABILITIES
                -----------
Current liabilities:
  Current maturities of long-term debt.....  $    180                 $    180
  Accounts payable.........................   184,200                  184,200
  Accrued expenses and other current
   liabilities.............................    58,149                   58,149
  Accrued federal and state income taxes...     4,436      (4,436)(1)      --
                                             --------                 --------
    Total current liabilities..............   246,965                  242,529
Noncurrent liabilities.....................    30,239                   30,239
Deferred income taxes......................     2,762                    2,762
Loans and advances from Waban Inc..........   195,904       4,436 (1)      --
                                                         (110,340)(3)
                                                          (90,000)(4)
Long-term debt.............................     2,667      90,000 (4)   92,667

           STOCKHOLDER'S EQUITY
           --------------------
Common stock...............................       327          44 (2)      371
Additional paid-in capital.................       --      110,340 (3)  110,340
Retained earnings..........................   239,725         (44)(2)  239,681
                                             --------                 --------
  Total stockholder's equity...............   240,052                  350,392
                                             --------                 --------
  Total liabilities and stockholder's
   equity..................................  $718,589                 $718,589
                                             ========                 ========

     The accompanying notes are an integral part of the Unaudited Pro Forma
                        Condensed Financial Statements.

                           BJ'S WHOLESALE CLUB, INC.

              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)

                      TWENTY-SIX WEEKS ENDED JULY 27, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

SCENARIO A--CONVERSION OF CONVERTIBLE DEBENTURES INTO COMMON STOCK

                                                         PRO FORMA
                                             HISTORICAL ADJUSTMENTS   PRO FORMA
                                             ---------- -----------   ----------
Net sales................................... $1,332,392               $1,332,392
Membership fee income.......................     23,684                   23,684
                                             ----------               ----------
Total revenues.............................. $1,356,076               $1,356,076
                                             ==========               ==========
Cost of sales, including buying and
 occupancy costs............................  1,219,544                1,219,544
Selling, general and administrative
 expenses...................................     98,602                   98,602
Interest on debt and capital leases, net....      8,211   (5,876)(1)       2,335
                                             ==========               ==========
Total expenses..............................  1,326,357                1,320,481
                                             ==========               ==========
Income before income taxes..................     29,719                   35,595
Provision for income taxes..................     11,650    2,380 (2)      14,030
                                             ==========               ==========
Net income.................................. $   18,069               $   21,565
                                             ==========               ==========
Pro forma earnings per share................                          $     0.58
                                                                      ==========


     The accompanying notes are an integral part of the Unaudited Pro Forma
                        Condensed Financial Statements.

                           BJ'S WHOLESALE CLUB, INC.

              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)

                       FISCAL YEAR ENDED JANUARY 27, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

SCENARIO A--CONVERSION OF CONVERTIBLE DEBENTURES INTO COMMON STOCK

                                                        PRO FORMA
                                            HISTORICAL ADJUSTMENTS   PRO FORMA
                                            ---------- -----------   ----------
Net sales.................................. $2,478,319               $2,478,319
Membership fee income......................     51,289                   51,289
                                            ----------               ----------
Total revenues.............................  2,529,608                2,529,608
                                            ----------               ----------
Cost of sales, including buying and occu-
 pancy costs...............................  2,263,532                2,263,532
Selling, general and administrative ex-
 penses....................................    183,419                  183,419
Interest on debt and capital leases, net...     14,757   (10,407)(1)      4,350
                                            ----------               ----------
Total expenses.............................  2,461,708                2,451,301
                                            ----------               ----------
Income before income taxes.................     67,900                   78,307
Provision for income taxes.................     26,350     4,215 (2)     30,565
                                            ----------               ----------
Net income................................. $   41,550               $   47,742
                                            ==========               ==========
Pro forma earnings per share...............                          $     1.27
                                                                     ==========



     The accompanying notes are an integral part of the Unaudited Pro Forma
                        Condensed Financial Statements.

                           BJ'S WHOLESALE CLUB, INC.

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

SCENARIO A--CONVERSION OF CONVERTIBLE DEBENTURES INTO COMMON STOCK

NOTES TO PRO FORMA CONDENSED BALANCE SHEET

    (1) Adjustment to record transfer to Waban of current taxes payable through the intercompany balance.

    (2) Adjustment to reflect additional shares outstanding as a result of conversion of Waban's Convertible Debentures into 4,387,879 shares of common stock.

    (3) Adjustment to record Waban's contribution of $110,340,000 to the equity of BJ's Wholesale Club, Inc. through the forgiveness of intercompany indebtedness.

    (4) Adjustment to record borrowings under BJ's Wholesale Club, Inc.'s proposed credit agreement and repayment of outstanding intercompany indebtedness to Waban.

NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME

    (1) Adjustment to reflect interest expense in connection with the $90,000,000 borrowing under BJ's Wholesale Club, Inc.'s proposed credit agreement in lieu of interest expense on intercompany borrowings from Waban. Interest on credit agreement borrowings is assumed to be 6.25%.

    (2) Adjustment to income tax provision for the estimated income tax effect of the pro forma adjustment at a marginal tax rate of 40.5%.

  Pro forma earnings per share is based on 37,095,915 shares of common stock outstanding (including 4,387,879 shares of common stock issued upon conversion of Waban's Convertible Debentures) plus 404,788 common equivalent shares, using the treasury stock method of accounting for outstanding stock options.

  Management believes the historical financial statements reflect BJ's Wholesale Club Inc.'s historical costs of doing business. As a publicly owned company, BJ's Wholesale Club, Inc. will likely incur additional costs. Such additional costs, estimated to be approximately $1.3 million on an annual basis and approximately $325,000 on a quarterly basis, are not reflected in the Pro Forma Condensed Statements of Income.

                           BJ'S WHOLESALE CLUB, INC.

                 PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)

                                 JULY 27, 1996

                             (DOLLARS IN THOUSANDS)

SCENARIO B--REDEMPTION OF CONVERTIBLE DEBENTURES FOR CASH

                                                             SUPPLEMENTAL INFORMATION
                                                             ------------------------------
                                     PRO FORMA                                  PRO FORMA
                                    ADJUSTMENTS              ADJUSTMENTS       AS ADJUSTED
                                        FOR                   FOR EQUITY        FOR EQUITY
                         HISTORICAL REDEMPTION     PRO FORMA  FINANCING         FINANCING
                         ---------- -----------    --------- ------------      ------------
         ASSETS
         ------
Current Assets:
  Cash.................. $     --                  $     --                     $        --
  Accounts receivable...    27,456                    27,456                          27,456
  Merchandise
   inventories..........   298,984                   298,984                         298,984
  Current deferred
   income taxes.........     8,221                     8,221                           8,221
  Prepaid expenses......     6,511                     6,511                           6,511
                         ---------                 ---------                    ------------
    Total current
     assets.............   341,172                   341,172                         341,172
Property, net of
 depreciation...........   367,364                   367,364                         367,364
Other assets............    10,053                    10,053                          10,053
                         ---------                 ---------                    ------------
    Total assets........ $ 718,589                 $ 718,589                    $    718,589
                         =========                 =========                    ============

      LIABILITIES
      -----------
Current liabilities:
  Current maturities of
   long-term debt....... $     180                 $     180                    $        180
  Accounts payable......   184,200                   184,200                         184,200
  Accrued expenses and
   other current
   liabilities..........    58,149                    58,149                          58,149
  Accrued federal and
   state income taxes...     4,436     (4,436)(1)        --                              --
                         ---------                 ---------                    ------------
    Total current
     liabilities........   246,965                   242,529                         242,529
Noncurrent liabilities..    30,239                    30,239                          30,239
Deferred income taxes...     2,762                     2,762                           2,762
Loans and advances from
 Waban Inc..............   195,904      4,436 (1)        --                              --
                                     (200,340)(2)
Long-term debt..........     2,667    200,340 (2)    203,007     (110,000)(3)         93,007

  STOCKHOLDER'S EQUITY
  --------------------
Common stock............       327                       327           55 (3)            382
Additional paid-in
 capital................       --                        --       109,945 (3)        109,945
Retained earnings.......   239,725                   239,725                         239,725
                         ---------                 ---------                    ------------
  Total stockholder's
   equity...............   240,052                   240,052                         350,052
                         ---------                 ---------                    ------------
  Total liabilities and
   stockholder's equity. $ 718,589                 $ 718,589                    $    718,589
                         =========                 =========                    ============

     The accompanying notes are an integral part of the Unaudited Pro Forma
                        Condensed Financial Statements.

                           BJ'S WHOLESALE CLUB, INC.

              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                      TWENTY-SIX WEEKS ENDED JULY 27, 1996

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

SCENARIO B--REDEMPTION OF CONVERTIBLE DEBENTURES FOR CASH

                                                                     SUPPLEMENTAL INFORMATION
                                                                 ---------------------------------
                                        PRO FORMA                                  PRO FORMA  AS
                                       ADJUSTMENTS               ADJUSTMENTS FOR    ADJUSTED FOR
                          HISTORICAL  FOR REDEMPTION  PRO FORMA  EQUITY FINANCING EQUITY FINANCING
                          ----------- -------------- ----------- ---------------- ----------------
Net sales...............  $ 1,332,392                $ 1,332,392                    $ 1,332,392
Membership fee income...       23,684                     23,684                         23,684
                          -----------                -----------                    -----------
Total revenues..........    1,356,076                  1,356,076                      1,356,076
                          -----------                -----------                    -----------
Cost of sales, including
 buying and occupancy
 costs..................    1,219,544                  1,219,544                      1,219,544
Selling, general and
 administrative
 expenses...............       98,602                     98,602                         98,602
Interest on debt and
 capital leases, net....        8,211     (2,428)(1)       5,783      (3,438)(3)          2,345
                          -----------                -----------                    -----------
Total expenses..........    1,326,357                  1,323,929                      1,320,491
                          -----------                -----------                    -----------
Income before income
 taxes..................       29,719                     32,147                         35,585
Provision for income
 taxes..................       11,650        983 (2)      12,633       1,392 (4)         14,025
                          -----------                -----------                    -----------
Net income..............  $    18,069                $    19,514                    $    21,560
                          ===========                ===========                    ===========
Pro forma earnings per
 share..................                             $      0.59                    $      0.56
                                                     ===========                    ===========


     The accompanying notes are an integral part of the Unaudited Pro Forma
                        Condensed Financial Statements.

                           BJ'S WHOLESALE CLUB, INC.

              PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)

                       FISCAL YEAR ENDED JANUARY 27, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

SCENARIO B--REDEMPTION OF CONVERTIBLE DEBENTURES FOR CASH

                                                                   SUPPLEMENTAL INFORMATION
                                                               ---------------------------------
                                       PRO FORMA                                   PRO FORMA
                                      ADJUSTMENTS              ADJUSTMENTS FOR  AS ADJUSTED FOR
                          HISTORICAL FOR REDEMPTION PRO FORMA  EQUITY FINANCING EQUITY FINANCING
                          ---------- -------------- ---------- ---------------- ----------------
Net sales...............  $2,478,319                $2,478,319                     $2,478,319
Membership fee income...      51,289                    51,289                         51,289
                          ----------                ----------                     ----------
Total revenues..........   2,529,608                 2,529,608                      2,529,608
                          ----------                ----------                     ----------
Cost of sales, including
 buying and occupancy
 costs..................   2,263,532                 2,263,532                      2,263,532
Selling, general and
 administrative
 expenses...............     183,419                   183,419                        183,419
Interest on debt and
 capital leases, net....      14,757     (3,511)(1)     11,246      (6,875)(3)          4,371
                          ----------                ----------                     ----------
Total expenses..........   2,461,708                 2,458,197                      2,451,322
                          ----------                ----------                     ----------
Income before income
 taxes..................      67,900                    71,411                         78,286
Provision for income
 taxes..................      26,350      1,422 (2)     27,772       2,784 (4)         30,556
                          ----------                ----------                     ----------
Net income..............  $   41,550                $   43,639                     $   47,730
                          ==========                ==========                     ==========
Pro forma earnings per
 share..................                            $     1.32                     $     1.24
                                                    ==========                     ==========



     The accompanying notes are an integral part of the Unaudited Pro Forma
                        Condensed Financial Statements.

                           BJ'S WHOLESALE CLUB, INC.

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

SCENARIO B--REDEMPTION OF CONVERTIBLE DEBENTURES FOR CASH

NOTES TO PRO FORMA CONDENSED BALANCE SHEET

    (1) Adjustment to record transfer to Waban of current taxes payable through the intercompany balance.

    (2) Adjustment to record borrowings under BJ's Wholesale Club, Inc.'s proposed credit agreement and repayment of outstanding intercompany indebtedness to Waban.

    (3) Adjustment to record net proceeds of $110,000,000 from completion of an equity offering by BJ's Wholesale Club, Inc. to repay borrowings under its proposed credit agreement. Such equity offering assumes the sale of 5,500,000 shares of common stock at $20.00 per share, net of offering fees and expenses.

NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME

    (1) Adjustment to reflect interest expense in connection with the $200,340,000 borrowing under BJ's Wholesale Club, Inc.'s proposed credit agreement in lieu of interest expense on intercompany borrowings from Waban. Interest on proposed credit agreement borrowings is assumed to be 6.25%.

    (2) Adjustment to income tax provision for the estimated income tax effect of the pro forma adjustment at a marginal tax rate of 40.5%.

    (3) Adjustment to pro forma interest expense resulting from reduction in borrowings noted in Balance Sheet adjustment (3) above.

    (4) Adjustment to income tax provision for the estimated income tax effect of Statements of Income adjustment (3) above.

  Pro forma net income per common share is based on 32,708,036 shares of common stock outstanding plus 404,788 common equivalent shares, using the treasury stock method of accounting for outstanding stock options. Adjusted pro forma net income per common share is based on 38,208,036 shares of common stock outstanding plus 404,788 common equivalent shares.

  Management believes the historical financial statements reflect BJ's Wholesale Club, Inc.'s historical costs of doing business. As a publicly owned company, BJ's Wholesale Club, Inc. will likely incur additional costs. Such additional costs, estimated to be approximately $1.3 million on an annual basis and approximately $325,000 on a quarterly basis, are not reflected in the Pro Forma Condensed Statements of Income.

  It is a condition to the Distribution that if the Convertible Debentures are redeemed for cash, BJ's Wholesale Club, Inc. complete an equity offering to reduce the indebtedness that Waban would incur to finance such redemption. Accordingly, supplemental information showing the effect of an assumed equity offering is included.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
             FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF BJI

  Fiscal year references apply to BJI's fiscal year which ends on the last Saturday in January of the following calendar year. For example, the fiscal year ended January 27, 1996 is referred to as "1995" or "fiscal 1995."

RESULTS OF OPERATIONS

  The following table presents selected income statement data for the periods indicated:

                                            FISCAL YEAR ENDED                         TWENTY-SIX WEEKS ENDED
                          ----------------------------------------------------- -----------------------------------
                            JAN 29, 1994      JAN 28, 1995      JAN 27, 1996      JUL 29, 1995      JUL 27, 1996
                          ----------------- ----------------- ----------------- ----------------- -----------------
                                     % OF              % OF              % OF              % OF              % OF
                             $     REVENUES    $     REVENUES    $     REVENUES    $     REVENUES    $     REVENUES
                          -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                                                            (DOLLARS IN MILLIONS)
Net sales...............  $1,964.4   98.1%  $2,244.6   97.9%  $2,478.3   98.0%  $1,140.5   98.0%  $1,332.4   98.3%
Membership fee income...      39.0    1.9       48.5    2.1       51.3    2.0       23.0    2.0       23.7    1.7
                          --------  -----   --------  -----   --------  -----   --------  -----   --------  -----
Total revenues..........  $2,003.4  100.0%  $2,293.1  100.0%  $2,529.6  100.0%  $1,163.5  100.0%  $1,356.1  100.0%
Cost of sales, including
 buying and occupancy
 costs..................   1,807.6   90.2    2,054.2   89.6    2,263.5   89.5    1,049.2   90.2    1,219.5   89.9
Selling, general and
 administrative
 expenses...............     155.4    7.8      174.4    7.6      183.4    7.2       85.3    7.3       98.6    7.3
Interest on debt and
 capital leases (net)...       7.8     .4       13.7     .6       14.8     .6        7.4     .7        8.2     .6
                          --------  -----   --------  -----   --------  -----   --------  -----   --------  -----
Income before income
 taxes and cumulative
 effect of accounting
 principle changes......      32.6    1.6       50.8    2.2       67.9    2.7       21.7    1.8       29.7    2.2
Provision for income
 taxes..................      12.4     .6       19.9     .9       26.3    1.1        8.4     .7       11.6     .9
                          --------  -----   --------  -----   --------  -----   --------  -----   --------  -----
Income before cumulative
 effect of accounting
 principle changes......      20.2    1.0       30.9    1.3       41.6    1.6       13.3    1.1       18.1    1.3
Cumulative effect of
 accounting principle
 changes................       2.1     .1        --     --         --     --         --     --         --     --
                          --------  -----   --------  -----   --------  -----   --------  -----   --------  -----
Net income..............  $   22.3    1.1%  $   30.9    1.3%  $   41.6    1.6%  $   13.3    1.1%  $   18.1    1.3%
                          ========  =====   ========  =====   ========  =====   ========  =====   ========  =====

1995 COMPARED WITH 1994 AND 1993

  Total revenues of BJI increased by 10.3% from 1994 to 1995 and by 14.5% from 1993 to 1994. The increases in both years were due principally to the opening of new warehouse stores. Comparable store sales increased by .4% from 1994 to 1995, and decreased by 2.5% from 1993 to 1994. Comparable store sales over the last two years were affected by increased competition and the opening of new BJ's clubs in the same markets as existing BJ's clubs, especially in 1994. BJ's had comparable store sales increases in each of the last nine months of fiscal 1995.

  Total revenues included membership fee income of $51.3 million in 1995, $48.5 million in 1994 and $39.0 million in 1993. Beginning in March 1994, BJ's changed its membership fee policy by charging $30 for a primary membership and providing one free supplemental membership. Additional supplemental memberships cost $15. Previously, primary memberships cost $25 each and supplemental memberships cost $10 each.

  Cost of sales (including buying and occupancy costs) as a percentage of total revenues was 89.5% in 1995, 89.6% in 1994 and 90.2% in 1993. The
decreases in the cost of sales percentage, particularly from 1993 to 1994, were due mainly to a shift in the mix of sales from high-ticket, lower margin categories to higher margin categories and to efficiencies in the acquisition and distribution of merchandise.

  Selling, general and administrative ("SG&A") expenses as a percentage of total revenues were 7.2% in 1995, 7.6% in 1994 and 7.8% in 1993. SG&A expenses in 1993 included a charge of $2.2 million related to the relocation of BJ's Syracuse, New York club. The decreases in the SG&A ratio throughout the period were due to effective expense control and leveraging home office expenses on a growing number of warehouse clubs.

  The components of net interest expense in the last three years were as follows (dollars in millions):

                                                   FISCAL YEAR ENDED
                                         --------------------------------------
                                         JAN 29, 1994 JAN 28, 1995 JAN 27, 1996
                                         ------------ ------------ ------------
   Interest expense on debt.............     $7.7        $14.4        $ 14.5
   Interest income......................      (.3)        (1.1)          --
                                             ----        -----        ------
   Interest on debt (net)...............      7.4         13.3          14.5
   Interest on capital leases...........       .4           .4            .3
                                             ----        -----        ------
   Interest on debt and capital leases
    (net)...............................     $7.8        $13.7        $ 14.8
                                             ====        =====        ======

  Interest expense on debt represents interest on intercompany borrowings from Waban, charged at an annual rate of 10%, less capitalized interest. The increase in interest expense from 1993 to 1994 was due primarily to higher intercompany borrowings. Capitalized interest was $1.5 million, $1.1 million and $1.6 million in 1995, 1994 and 1993, respectively.

  BJI's income tax provision was 38.8% of pre-tax income in 1995, 39.2% in 1994 and 37.9% in 1993. The decrease in the tax provision rate from 1994 to 1995 was due primarily to a lower effective state income tax rate. The increase in the tax provision rate from 1993 to 1994 was due mainly to a reduction in the impact of targeted jobs tax credits and a higher effective state income tax rate.

  In the first quarter of 1993, BJI adopted Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," and SFAS No. 112, "Employers' Accounting for Postemployment Benefits." The cumulative effect of these accounting principle changes increased (decreased) after-tax income by the following amounts (in millions):

      SFAS No. 109, "Accounting for Income Taxes"........................ $2.3
      SFAS No. 106, "Employers' Accounting for Postretirement Benefits
       Other Than Pensions," net of tax benefit..........................  (.1)
      SFAS No. 112, "Employers' Accounting for Postemployment Benefits,"
       net of tax benefit................................................  (.1)
                                                                          ----
                                                                          $2.1
                                                                          ====

  Income before cumulative effect of accounting principle changes was $41.6 million, or 1.6% of total revenues, in 1995 versus $30.9 million, or 1.3% of total revenues, in 1994 and $20.2 million, or 1.0% of total revenues, in 1993.

TWENTY-SIX WEEKS ENDED JULY 27, 1996 COMPARED WITH TWENTY-SIX WEEKS ENDED JULY 29, 1995

  Total revenues for the first half of 1996 were $1.4 billion, or 16.6% higher than the first half of 1995. Comparable store sales increased 6.4% during the period. Total revenues included membership fee income of $23.7 million in 1996 versus $23.0 million in 1995. During the quarter ended July 27, 1996, membership fee income declined to $11.6 million from $12.2 million one year earlier because the trial membership program in the second quarter of 1995 offered bonus months to new paid members, deferring their membership renewals until the third quarter of 1996.

  Cost of sales (including buying and occupancy costs) as a percentage of total revenues was 89.9% in the first half of 1996 versus 90.2% in 1995's comparable period. This decrease was due mainly to a shift in the mix of sales to higher margin categories and efficiencies in merchandise distribution.

  Selling, general and administrative expenses as a percentage of total revenues were 7.3% in the first half of both 1996 and 1995.

  The components of net interest expense were as follows (dollars in millions):

                                                                  TWENTY-SIX
                                                                  WEEKS ENDED
                                                               -----------------
                                                               JULY 29, JULY 27,
                                                                 1995     1996
                                                               -------- --------
      Interest on debt (net)..................................   $7.2     $8.0
      Interest on capital leases..............................     .2       .2
                                                                 ----     ----
      Interest on debt and capital leases (net)...............   $7.4     $8.2
                                                                 ====     ====

  Interest on debt was net of capitalized interest of $.6 million in the first half of both 1996 and 1995.

  BJI's income tax provision was 39.2% of pre-tax income in the first half of 1996 and 38.8% in the comparable previous year period.

  Net income in the first half of 1996 was $18.1 million, or 1.3% of total revenues, versus $13.3 million, or 1.1% of total revenues in the first half of 1995.

  BJI's business, in common with the business of retailers generally, is subject to seasonal influences. BJ's sales and operating income have typically been strongest in the Christmas holiday season and lowest in the first quarter of each fiscal year.

LIQUIDITY AND CAPITAL RESOURCES

  Net cash provided by operating activities was $50.6 million in 1995 versus $70.1 million in 1994. In the first half of fiscal 1996, net cash provided by operating activities was $23.2 million versus $18.2 million in the comparable prior year period.

  Cash expended for property additions was $90.2 million in 1995 versus $74.5 million in 1994. In the first half of 1996, cash expended for property additions was $37.2 million compared with $43.3 million in the first half of 1995.

  BJI opened nine new BJ's clubs in 1995 and 11 new clubs in 1994. In the first half of 1996, six new BJ's clubs were opened versus three in the same period the previous year.

  Capital expenditures for the full 1996 year are expected to be approximately $75 million, based on opening ten new BJ's clubs, including those opened in the first half of the year. The timing of actual store openings and the amount of related expenditures could vary from these estimates due to the complexity of the real estate development process.

  To date, BJI's operations and expansion have been financed through loans advanced by Waban as needed. BJI expects to establish its own credit agreement to finance its operations and expansion after the Distribution.

  BJI's Pro Forma Condensed Balance Sheet (see "Pro Forma Financial Data of BJI") summarizes BJI's financial position assuming the Distribution and related transactions were consummated on July 27, 1996. The Distribution is conditioned upon, among other things, the conversion into common stock or the redemption for cash of Waban's Convertible Debentures. Under either scenario, BJI would repay approximately $90 million of its intercompany indebtedness with borrowings under BJI's proposed credit agreement. If the Convertible Debentures were converted into common stock on July 27, 1996, Waban would have contributed approximately $110 million to BJI's equity through forgiveness of BJI's remaining intercompany indebtedness to Waban. If the Convertible Debentures were redeemed for cash, BJI would have undertaken an equity offering, the net proceeds of which (estimated at approximately $110 million) would have been used to repay BJI's remaining intercompany indebtedness to Waban.

                          BJI BUSINESS AND PROPERTIES

GENERAL

  BJI introduced the warehouse club concept to New England in 1984 and has since expanded in the northeastern and mid-Atlantic states, as well as in southern Florida. As of October 26, 1996, BJI operated 79 warehouse clubs in twelve states and had over four million members. The table below shows BJ's warehouse club locations by state.

                                                         NUMBER OF
         STATE                                           LOCATIONS
         -----                                           ---------
         New York.......................................     20
         Massachusetts..................................     12
         New Jersey.....................................      9
         Pennsylvania...................................      9
         Maryland.......................................      6
         Virginia.......................................      6
         Connecticut....................................      5
         Florida........................................      4
         New Hampshire..................................      4
         Maine..........................................      2
         Delaware.......................................      1
         Rhode Island...................................      1
                                                            ---
           Total........................................     79
                                                            ===

INDUSTRY OVERVIEW

  Warehouse clubs typically sell a narrow assortment of food and general merchandise items within a wide range of product categories. In order to achieve high sales volumes and rapid inventory turnover, merchandise selections are generally limited to items that are brand name leaders in their categories. Since warehouse clubs sell a diversified selection of product categories, they attract customers from a wide range of other traditional wholesale and retail distribution channels, such as supermarkets, discount stores, office supply stores, consumer electronics stores, automotive stores and wholesale distributors. BJI believes that it is difficult for these higher cost channels of distribution to effectively compete with the low prices offered by warehouse clubs.

  Warehouse clubs eliminate many of the merchandise handling costs associated with traditional multiple-step distribution channels by purchasing directly from manufacturers and by storing merchandise on the sales floor rather than in central warehouses. By operating no-frills, self-service warehouse facilities, warehouse clubs have fixturing and operating costs substantially below those of traditional retailers. Two broad groups of customers, individual households and small businesses, have been attracted to the savings on brand name merchandise made possible by the high sales volumes and low operating costs achieved by warehouse clubs. The customers at warehouse clubs are generally limited to members who pay an annual fee.

  The warehouse club industry has grown from sales of approximately $14 billion in 1988 to approximately $41 billion in 1995, rapidly gaining market share of both food and general merchandise sales. BJI believes that continued growth in the industry's market share will come from the addition of new clubs as well as from sales growth of existing clubs, primarily at the expense of more traditional channels of distribution.

EXPANSION

  Since the beginning of fiscal 1991, BJI has grown from 27 clubs to 79 clubs in operation at October 26, 1996. Two additional BJ's warehouse clubs are expected to open in fiscal 1996, and approximately ten additional clubs are expected to open in fiscal 1997 in the Northeast and Florida.

                      WAREHOUSE           WAREHOUSE         WAREHOUSE         WAREHOUSE
                       CLUBS IN             CLUBS             CLUBS           CLUBS IN
                     OPERATION AT          OPENED            CLOSED           OPERATION
                      BEGINNING            DURING            DURING            AT END
   FISCAL YEAR        OF PERIOD            PERIOD            PERIOD           OF PERIOD
   -----------       ------------         ---------         ---------         ---------
      1991                27                   6                 4                29
      1992                29                  10                --                39
      1993                39                  13                --                52
      1994                52                  11                 1                62
      1995                62                   9                --                71
      1996*               71                   8                --                79

--------
* First three fiscal quarters only.

STORE PROFILE

  BJI currently operates 70 traditional "big box" warehouse clubs with an average size of 112,000 square feet and nine smaller format warehouse clubs that average approximately 69,000 square feet. Two of the ten new BJ's warehouse clubs planned for 1997 are expected to incorporate the smaller format. The smaller format clubs, a relatively recent company initiative, are designed to serve markets whose population is not sufficient to support a full-sized warehouse club. The smaller format clubs are also intended to enhance market penetration where BJI has established a presence with two or more larger clubs. Including space for parking, a typical full-sized BJ's warehouse club requires eight to ten acres of land. The smaller version typically requires approximately eight acres. BJ's warehouse clubs are located in both free-standing locations and local shopping centers. In some locations, BJ's warehouse clubs are combined with other large store retailers in shopping centers known as power centers.

  Construction and site development costs for a new BJ's warehouse club average approximately $5.0 million. Land acquisition costs for a warehouse club generally range from $2.5 million to $5.5 million, but can be significantly higher in some locations. Opening a traditional-sized BJ's warehouse club entails an initial capital investment of approximately $2.0 million for fixtures and equipment, as well as approximately $2.0 million for inventory (net of accounts payable) and pre-opening expenses.

MERCHANDISING

  BJI seeks to service its current members and attract new members by providing a broad range of high quality, brand name merchandise at everyday prices consistently lower than the prices available through traditional wholesalers, discount retailers, supermarkets and specialty retail operators. BJI limits the items offered in each product line to fast selling styles, sizes and colors and, therefore, carries an average of approximately 5,000 active stock-keeping units ("SKUs"). By contrast, supermarkets typically stock approximately 25,000 SKUs, and discount stores typically stock approximately 60,000 SKUs. BJI works closely with manufacturers to develop packaging and sizes which are best suited to selling through the warehouse club format in order to minimize handling costs and to provide increased value to members.

  A primary component of the company's merchandising strategy is to provide a constantly changing mix of food and general merchandise items for the retail "Inner Circle(R)" member to create an exciting shopping experience. An equally important merchandising objective is to provide the business member with consistent low prices for frequently purchased items such as food service items and cleaning and office supplies. A number of BJI's specialty product categories such as eye care products and accessories, jewelry, perfume, cellular phones and pagers and a variety of member services such as discount travel, one-hour photo finishing, discounts for real estate and new car purchases and an in-store food court featuring well-known fast food brands are designed for member convenience as well as for their potential income and the potential to offset store expenses and increase operating margins. BJI's "Members First" training programs for BJI's team members support the creation and maintenance of a customer-friendly shopping experience, despite the warehouse club's no-frills physical environment.

  In recent years, food has accounted for an increasing percentage of BJI's sales mix and currently represents approximately 61% of annual sales. The remaining 39% consists of a wide variety of general merchandise items. Food categories at BJI include frozen foods, meat and dairy products, dry grocery items, fresh produce, canned goods, and household paper products and cleaning supplies. BJI also offers fresh meat and bakery departments and imported cheeses in nearly all its clubs, and in some clubs is testing new specialty food offerings such as a fresh deli counter, prepared foods and refrigerated produce. General merchandise includes office supplies, office equipment, televisions, stereos, small appliances, auto accessories, tires, jewelry, housewares, health and beauty aids, greeting cards and apparel. Other products and services offered by BJI include cellular phones, optical centers, lottery tickets, an auto buying service and a travel service.

  To ensure that its merchandise selection is closely attuned to the tastes of its members, BJI employs regional food buyers who are responsible for tailoring the product selection in individual warehouse clubs to the regional and ethnic tastes of the local market.

MEMBERSHIP

  Paid membership is an integral part of the warehouse club concept. In addition to providing a source of revenue which permits BJI to offer low prices, membership also reinforces customer loyalty and allows BJI to concentrate on serving high-volume, repeat customers. BJI's demographic data indicate that its customers are more likely to be home owners and tend to have incomes and family sizes which are above the average for its trading areas. BJI has two primary types of members: business members and Inner Circle (household) members. BJI believes that a significant percentage of its business members are also active BJI shoppers for their personal needs. At October 26, 1996, BJI had over four million members (including supplemental cardholders).

  BJI charges an annual membership fee for individuals and qualified businesses of $30 for the primary membership and provides one free supplemental membership. Additional supplemental memberships for business members cost $15 each. BJI's membership policy has historically been less restrictive than certain of its competitors, who have required individual members to belong to certain qualifying groups. BJI believes that its more liberal membership policy has attracted incremental sales without adversely affecting its costs.

ADVERTISING

  BJI increases customer awareness of its warehouse clubs primarily through public relations efforts, new store marketing programs, direct mail solicitations and, at certain times of the year, radio and television advertising. BJI also employs a team of dedicated marketing personnel who solicit potential business members and who contact selected community groups to increase the number of members. From time to time, BJI runs free trial membership promotions to attract new members with the objective of converting them to paid membership status and also uses one-day passes to introduce non-members to its warehouse clubs.

  BJI's policy is generally to limit advertising and promotional expenses to new warehouse club openings and to utilize print and electronic media advertising sparingly. BJI uses limited vendor-funded television and radio advertising during the holiday season. These policies result in low marketing expenses as compared to typical discount retailers and supermarkets.

WAREHOUSE CLUB OPERATIONS

  BJI's ability to achieve profitable operations while offering high quality merchandise at low prices depends upon the efficient operation of its warehouse clubs and high sales volumes. BJI buys most of its merchandise at volume discounts from manufacturers for shipment either to a BJI's cross-docking facility or directly to BJ's warehouse clubs. This eliminates many of the costs associated with traditional multiple-step distribution channels, including distributors' commissions and the costs of storing merchandise in central distribution facilities.

  BJI routes a significant percentage of its general merchandise as well as an increasing percentage of food purchases through cross-docking facilities which break down truckload quantity shipments from manufacturers and re-allocate these goods for shipment, generally on a same-day basis, to individual warehouse clubs. This permits BJI to negotiate better volume discounts and reduces freight expense, the number of trucks received at each warehouse club and related receiving costs.

  BJI works closely with manufacturers to minimize the amount of handling required once merchandise is received at a warehouse club. Most merchandise is pre-marked by the manufacturer with the universal product code (UPC) so that it does not require ticketing at the warehouse club. In addition, BJI minimizes labor costs by designing its warehouse clubs to be self service for members. Merchandise for sale is displayed on pallets containing large quantities of each item, thereby reducing labor required for handling, stocking and restocking. Back-up merchandise is generally stored on racks above the sales floor. BJI's goal is to keep at least one day's supply of each item on the selling floor.

  BJI has been able to limit inventory losses to levels well below those typical of discount retailers by strictly controlling the exits of its warehouse clubs, by generally limiting customers to members and by using state-of-the-art electronic article surveillance technology. Problems associated with payments by check have also been insignificant, since members who issue dishonored checks are restricted to cash-only terms.

  In October 1995, BJI became the first warehouse club chain to accept MasterCard, and at the same time introduced a co-branded BJ's MasterCard. Purchases made at BJ's warehouse clubs with the co-branded BJ's MasterCard earn a 2% rebate. All other purchases with the BJ's MasterCard earn a 1% rebate. All rebates are issued in the form of "BJ's Bucks," which can be redeemed by members only at BJ's warehouse clubs. In addition to MasterCard, BJI permits members to pay for their purchases by cash, check, Discover card, or a BJI private label credit card, which is provided by a major financial institution on a non-recourse basis.

MANAGEMENT INFORMATION SYSTEMS

  Over the past several years, BJI has made a significant investment in enhancing the efficiency with which it handles purchases and captures sales information. BJI was the first warehouse club to introduce scanning devices which work in conjunction with its electronic point of sale (EPOS) terminals. Sales data from the EPOS terminals is continually transmitted to a minicomputer in the warehouse club and transmitted daily to a mainframe computer which provides detailed sales information to BJI's management and buying staff. BJI utilizes a sophisticated merchandise replenishment algorithm to suggest quantities to be re-ordered, which are then monitored daily by BJI's buying staff. BJI's fully integrated system also maintains detailed purchasing data on individual members, permitting the buying staff and store managers to track changes in members' buying behavior.

COMPETITION

  BJI competes with a wide range of national, regional and local retailers and wholesalers selling food or general merchandise in its markets, including supermarkets, general merchandise chains, specialty chains and other warehouse clubs, some of which have significantly greater financial and marketing resources than BJI. Major competitors that operate warehouse clubs include Price/Costco Inc. and Sam's Clubs (a division of Wal-Mart Stores, Inc.).

  There are a large number of competitive membership warehouse clubs in BJI's markets. Sixty-eight of BJI's 70 "big box" warehouse clubs have at least one competitive membership warehouse club in their trading areas at an average distance of approximately seven miles. None of the smaller format clubs has direct competition from other warehouse clubs.

  BJI believes price is the major competitive factor in the markets in which it competes. Other competitive factors include store location, merchandise selection and name recognition. BJI believes its efficient, low-cost form of distribution gives it a significant competitive advantage over more traditional channels of wholesale and retail distribution. As a regional chain, BJI strives to differentiate itself from other membership warehouse club operators by its attention to local buying preferences and seasonality.

EMPLOYEES

  As of October 26, 1996, BJI had approximately 11,000 employees, of whom approximately 300 were considered part-time employees (persons who work less than 20 hours per week). Approximately 600 employees were corporate and divisional management and office support employees; the balance were warehouse personnel. None of BJI's employees is represented by unions. BJI considers its relations with its employees to be excellent.

PROPERTIES

  BJI operated 79 warehouse locations as of October 26, 1996, of which 42 are leased under long-term leases and 28 are owned. BJI owns the buildings at the remaining nine locations, which are subject to long-term ground leases.

  The unexpired terms of these leases range from approximately three to 37 years, and average approximately 15 years. BJI has options to renew all of its leases for periods that range from approximately five to 50 years and average approximately 20 years. These leases require fixed monthly rental payments which are subject to various adjustments. In addition, certain leases require payment of a percentage of the warehouse's gross sales in excess of certain amounts. All leases require that BJI pay all property taxes, insurance, utilities and other operating costs.

  BJI's home office in Natick, Massachusetts occupies 125,000 square feet under a lease expiring January 31, 1999 with options to extend this lease through January 31, 2006.

LEGAL PROCEEDINGS

  BJI is involved in various legal proceedings incident to the character of its business. Although it is not possible to predict the outcome of these proceedings, or any claims against BJI related thereto, BJI believes that such proceedings will not, individually or in the aggregate, have a material adverse effect on its financial condition or results of operations.

                       HOMEBASE BUSINESS AND PROPERTIES

GENERAL

  The HomeBase Division is the second largest operator of home improvement warehouse stores in the western United States and is one of the nation's largest home improvement merchandisers using a warehouse format. The HomeBase Division offers a very broad assortment of home improvement and building supply products at attractive prices to a customer base that includes both serious and casual "Do-It-Yourself" ("DIY") customers, as well as professional contractors. This merchandising presentation is supported by a strong commitment to customer service aimed at developing ongoing relationships with its customers.

  The HomeBase Division opened its first warehouse store in California in October 1983 and, as of October 26, 1996, operated 84 warehouse stores in ten western states (including two stores identified for closing as part of the HomeBase Division's restructuring; see "--Strategic Initiatives and Restructuring"). The table below shows HomeBase's locations by state as of October 26, 1996.

                                                         NUMBER OF
         STATE                                           LOCATIONS
         -----                                           ---------
         California.....................................     48
         Washington.....................................      9
         Colorado.......................................      7
         Arizona........................................      5
         Oregon.........................................      4
         New Mexico.....................................      3
         Utah...........................................      3
         Nevada.........................................      2
         Texas..........................................      2
         Idaho..........................................      1
                                                            ---
           Total........................................     84
                                                            ===

INDUSTRY OVERVIEW

  Warehouse-format home centers typically provide lower prices than traditional channels of home improvement and building supply product distribution. The warehouse format also offers a broad assortment of home improvement products, combined with a high level of service from knowledgeable, well-trained warehouse staff. These factors are communicated to customers through ongoing, aggressive advertising.

  The warehouse format generally serves two broad customer groups within the home improvement industry. The first group consists of individuals and families that are making purchases and completing projects for their own homes on a Do-It-Yourself ("DIY") basis. These DIY customers range from casual to serious, and require varying levels of support in planning and selecting their purchases. The second customer group consists of professional contractors and facility managers who use home improvement and building supply products on a daily basis in their businesses. This group is primarily interested in product availability and pricing and fast, efficient service.

  The Company believes that demographic and lifestyle factors such as the aging of baby boomers, the increase in home-centered activities and the aging housing stock will create growing demand for home improvement products and services. The Company believes that the overall market for home improvement products was approximately $132 billion in 1995.

  Over the last ten years, warehouse-format home center retailers have gained significant market share in the United States by offering lower prices, greater product selection and more in-stock merchandise than traditional home center, hardware and lumber yard operators. In addition, warehouse stores have been able to take advantage of economies created by large sales volumes.

EXPANSION

  The HomeBase Division is currently the largest or second largest home improvement operator in most of the metropolitan markets which it serves. The HomeBase Division's current expansion strategy is oriented towards reinforcing its position in these existing markets and expanding selectively to contiguous markets.

  The following table shows the number of HomeBase stores opened and closed during the last five fiscal years and during the first three quarters of the current fiscal year:

                      WAREHOUSE           WAREHOUSE          WAREHOUSE          WAREHOUSE
                      STORES IN             STORES             STORES           STORES IN
                     OPERATION AT           OPENED             CLOSED           OPERATION
                      BEGINNING             DURING             DURING            AT END
   FISCAL YEAR        OF PERIOD           THE PERIOD         THE PERIOD         OF PERIOD
   -----------       ------------         ----------         ----------         ---------
    1991                  66                   7                 --                 73
    1992                  73                  13                 --                 86
    1993                  86                   5                  9                 82
    1994                  82                   3                  8                 77
    1995                  77                   4                  2                 79
    1996*                 79                   5                 --                 84

--------
* First three fiscal quarters only

  Since 1993, the HomeBase Division has completed the remodeling or relocation of 34 older warehouse stores to reflect its new prototype design. Waban expects to continue the remodeling program and to open one to three new HomeBase stores in fiscal 1997.

STRATEGIC INITIATIVES AND RESTRUCTURING

  At the end of 1993, the HomeBase Division introduced a series of strategic initiatives designed to strengthen its market position in the western United States and improve its profitability. These initiatives included (i) a significant increase in the level of customer service offered at HomeBase stores, through an increase in the number of salespeople, including hiring experienced tradespeople and others with specialized product knowledge in home improvement fields, and enhanced sales and service training for both new and existing store employees, (ii) improvement in gross margin through buying and logistics efficiencies created by centralization of the merchandise replenishment function, improved distribution of merchandise to reduce freight costs, and selective price increases, and (iii) an aggressive marketing program to communicate to customers the benefits of shopping at HomeBase and its improved levels of customer service.

CUSTOMER SERVICE

  The HomeBase Division is committed to providing superior service to every customer. Carefully selected home improvement specialists, many of whom have extensive experience in their respective fields, are available throughout the store to assist DIY customers and professional contractors. The HomeBase Division's project design centers and kitchen design centers feature computer assisted design tools where customers can work with design coordinators to conceptualize and plan virtually any home improvement project. The majority of HomeBase stores also offer professional interior decorators who provide free design consultations in the homes of HomeBase's customers.

  The HomeBase Division believes that it is important to expand the DIY marketplace by encouraging new DIY customers and upgrading the skills and confidence levels of existing DIY customers. The HomeBase Division provides assistance and training to DIY customers, including regularly scheduled customer clinics on a wide range of home improvement projects. Delivery and installation are also available as services to DIY customers.

  The HomeBase Division offers services to specifically address the needs of contractors. A majority of HomeBase warehouse stores have Contractor Desks, with staff dedicated to handling contractors' special needs, including the ability to receive faxed orders and pre-assemble them for pick-up, and quickly obtaining special items and sizes. The HomeBase Division will also deliver bulk purchases to job sites for a nominal fee. HomeBase warehouse stores offer extended hours, opening early in the morning to serve professional contractors.

  The HomeBase Division strives to develop the skills of its store personnel to ensure that customers consistently receive knowledgeable and courteous assistance. The HomeBase Division's training programs emphasize the importance of customer service and improve store employees' selling skills. The HomeBase Division provides extensive training for its entry level warehouse store personnel through a comprehensive in-house training program that combines on-the-job training with formal seminars and meetings. On an ongoing basis, warehouse store personnel attend periodic in-house training sessions conducted by the HomeBase Division's training staff or by manufacturers' representatives, and they receive sales, product and other information in frequent meetings with their managers. The HomeBase Division's satellite television system (HBTV) permits it to simultaneously broadcast training sessions from its Irvine, California headquarters to every individual warehouse store location.

  Most of the HomeBase Division's merchandise is purchased from manufacturers for shipment either directly to the selling warehouse store or to cross-docking facilities where large shipments are broken down and separated for transfer to individual warehouse stores, generally on a same-day basis. By operating no-frills warehouse stores, the HomeBase Division's fixturing and operating costs are kept substantially below those of traditional home improvement retailers.

  The HomeBase Division offers its own private label credit card to customers under a non-recourse program operated by a major financial institution and also accepts MasterCard, Visa, Discover and American Express.

MERCHANDISING

  The HomeBase Division's large product offering (approximately 28,000 SKUs) provides a broad selection of brand name merchandise to both DIY customers and professional contractors. The HomeBase Division believes that the operating efficiencies of the warehouse format provide substantial savings over other channels of home improvement and building supply product distribution. In order to achieve greater operational efficiencies and reduce freight and handling costs, as well as improve the manner in which it acquires products, the HomeBase Division has centralized its merchandise replenishment operations and improved its logistics of distribution. This program also permits the HomeBase Division to redeploy more store personnel to customer service activities.

  Merchandise sold by the HomeBase Division includes lumber, building materials, plumbing supplies and fixtures, electrical materials and fixtures, kitchen cabinets, hand and power tools, hardware, paint, garden supplies, nursery items, home decorative items and related seasonal and household merchandise. The HomeBase Division's brand name orientation allows customers to compare the HomeBase Division's prices to the same items offered by competitors. In selected categories, the HomeBase Division supplements these brand name offerings with high quality private label products at lower prices.

MARKETING AND ADVERTISING

  The HomeBase Division addresses its primary target customers through a mix of newspaper, direct mail, radio and television advertising. The primary advertising medium is newspaper advertisements, including both freestanding inserts and run-of-press ads. Television and radio advertising is used to reinforce the HomeBase Division's image of providing superior customer service and a broad assortment of merchandise at everyday low prices. Additionally, the HomeBase Division participates in or hosts a variety of home shows, customer hospitality events and contractor product shows. The HomeBase Division solicits vendor participation in many of its advertising programs.

STORE PROFILE

  The average size of the 84 HomeBase warehouse stores in operation at October 26, 1996 was approximately 102,000 square feet. Most HomeBase warehouse stores also utilize additional outside selling space for nursery and garden centers. HomeBase warehouse stores are located in both free-standing locations and local shopping centers. In some locations, HomeBase warehouse stores are combined with membership warehouse clubs or other large store retailers in shopping centers known as power centers.

  Including space for parking, a typical new HomeBase warehouse store requires eight to ten acres of land. Construction and site development costs for a new HomeBase warehouse store average approximately $5.0 million. Land acquisition costs for a new warehouse store generally range from $2.0 million to $6.0 million. A new HomeBase warehouse store entails an initial capital investment of approximately $1.6 million for fixtures and equipment. In addition to capital expenditures, each new warehouse store requires an investment of approximately $2.5 million for inventory (net of accounts payable) and pre-opening expenses.

MANAGEMENT INFORMATION SYSTEMS

  The HomeBase Division uses a fully integrated management information system to monitor sales, track inventory and provide rapid feedback on the performance of its business. Each HomeBase warehouse store operates point-of-sale terminals which capture information on each item sold via UPC scanning. Minicomputers at each warehouse store process and consolidate this information during the selling day and transmit it each night to the HomeBase Division's information center via satellite, where it is processed daily to support merchandising, inventory replenishment and promotional decisions.

  The HomeBase Division introduced scanning to the home improvement industry and is a leader in implementing electronic data interchange ("EDI"). EDI permits both the HomeBase Division and its vendors to save money and reduce errors by electronically transmitting advance shipment notices and purchase order and invoicing information. The HomeBase Division now uses EDI with more than 1,200 vendors and continues to expand its use of this technology.

COMPETITION

  The HomeBase Division competes with other home improvement warehouse stores and a wide range of businesses engaged in the wholesale or retail sale of home improvement and building supply merchandise, including home centers, hardware stores, lumber yards and discount stores. The HomeBase Division believes the major competitive factors in the markets in which it competes are customer service, price, product selection, location and name recognition. The HomeBase Division believes that its improved level of customer service, the value offered by its low prices and the one-stop shopping available through its full range of home improvement products give it an advantage over many of its traditional home center competitors. The major competitor in the HomeBase Division's market areas that also uses the warehouse merchandising format is The Home Depot, Inc., which has significantly greater financial and marketing resources than HomeBase. Approximately 85% of the HomeBase Division's warehouse stores compete with Home Depot units. The HomeBase Division also competes with Builders Square (a division of Kmart Corp.), and a number of smaller regional operators such as Eagle Hardware & Garden, Inc., Orchard Supply & Hardware (a division of Sears) and Contractor's Warehouse (a division of Grossman's Inc.). Approximately 95% of the HomeBase Division's warehouse stores have at least one warehouse home improvement retailer in their trading areas at an average distance of approximately three miles.

EMPLOYEES

  As of October 26, 1996, the HomeBase Division had approximately 10,000 employees, of whom approximately 3,500 were considered part-time employees (persons who work less than 33 hours per week). Approximately 500 employees were corporate and divisional management and office support employees; the balance were warehouse personnel. None of the HomeBase Division's employees is represented by unions. The HomeBase Division considers its relations with its employees to be excellent.

PROPERTIES

  The HomeBase Division operated 84 warehouse locations as of October 26, 1996, of which 65 are leased under long-term leases, 18 are owned and one is occupied under a tenancy at will. The unexpired terms of the leases range from approximately four years to 20 years, and average approximately 12 years. The HomeBase Division has options to renew all of its leases for periods that range from approximately five to 25 years and average approximately 18 years. These leases require fixed monthly rental payments which are subject to various adjustments. In addition, certain leases require payment of a percentage of the warehouse's gross sales in excess of certain amounts. Most leases require that the HomeBase Division pay all property taxes, insurance, utilities and other operating costs.

  The HomeBase Division's home office in Irvine, California occupies 164,000 square feet under a lease expiring July 24, 2004, with options to extend this lease through July 24, 2019.

LEGAL PROCEEDINGS

  The HomeBase Division is involved in various legal proceedings incident to the character of its business. Although it is not possible to predict the outcome of these proceedings, or any claims against the HomeBase Division related thereto, the HomeBase Division believes that such proceedings will not, individually or in the aggregate, have a material adverse effect on its financial condition or results of operations.

                               MANAGEMENT OF BJI

BJI BOARD

  The business of BJI will be managed under the direction of the BJI Board. Prior to the Distribution Date, Waban, as the sole stockholder of BJI, plans to elect nine persons to the BJI Board, as set forth below. In accordance with the BJI Certificate and the BJI By-laws, the BJI Board will be divided into three classes with staggered terms. The initial terms for Class I Directors, Class II Directors, and Class III Directors will expire in 1998, 1999 and 2000, respectively. With the exception of the initial terms, each class of directors is elected for a term of three years. Directors for each class will be elected at the annual meeting of stockholders held in the year in which the term for such class expires.

  The following table sets forth the names and information as to the persons who are expected to serve as directors of BJI immediately after the Distribution.

                                          PRESENT PRINCIPAL OCCUPATIONS OR EMPLOYMENT
   NAME, AGE AND YEAR TERM EXPIRES             AND FIVE-YEAR EMPLOYMENT HISTORY
   -------------------------------        -------------------------------------------
 S. James Coppersmith, 63 (1998)..... Director of Waban since December 1993. He was
                                       President and General Manager of WCVB-TV, a
                                       Boston television station, from 1990 to 1994.
                                       From 1982 to 1990 he was Vice President and
                                       General Manager of WCVB-TV. Mr. Coppersmith is a
                                       director of Kushner-Locke Company, Chyron
                                       Corporation, Sun America Management Corporation
                                       and Uno Restaurant Corporation, Chairman of the
                                       Board of Trustees of Emerson College and a member
                                       of the Board of Governors of the Boston Stock
                                       Exchange.
 Thomas J. Shields, 49 (1998)........ Director of Waban since June 1992. He is President of Shields & Company, Inc., an investment banking
                                       firm. From 1989 to 1991 he was a Managing
                                       Director of Bear, Stearns & Co., Inc. Mr. Shields
                                       is also a director of Seaboard Corporation.
 Herbert J. Zarkin, 58 (1998)........ Director, President and Chief Executive Officer of
                                       Waban since May 1993 and was President of BJ's
                                       from May 1990 to May 1993. From April 1989 to May
                                       1993 he was Executive Vice President of Waban.
                                       Mr. Zarkin will be Chairman of the BJI Board and
                                       Chairman of the HomeBase Board following the
                                       Distribution.
 Allyn L. Levy, 68 (1999)............ Director of Waban since October 1993. He has been a private investor since 1988. From 1974 until
                                       1986, he was founder, Chairman of the Board and
                                       Chief Executive Officer of Patriot Bank
                                       Corporation, a commercial bank holding company.
                                       He is a director of CV Reit, Inc.

                                          PRESENT PRINCIPAL OCCUPATIONS OR EMPLOYMENT
   NAME, AGE AND YEAR TERM EXPIRES             AND FIVE-YEAR EMPLOYMENT HISTORY
   -------------------------------        -------------------------------------------
 Lorne R. Waxlax, 63 (1999).......... Director of Waban since January 1990, and Chairman of the Board of Waban since June 1996. He was an
                                       Executive Vice President of The Gillette Company
                                       from 1985 to 1993. Mr. Waxlax is also a director
                                       of Quaker State Corporation, The Iams Company,
                                       Hon Industries, Inc., Clean Harbors, Inc. and
                                       AMTROL Inc. Mr. Waxlax will also be a member of
                                       the HomeBase Board following the Distribution.
 Edward J. Weisberger, 54 (1999)..... Senior Vice President and Chief Financial Officer
                                       of Waban since September 1994. From April 1989
                                       until September 1994 he was Vice President-
                                       Finance of Waban. Mr. Weisberger will be an
                                       employee of both BJI and HomeBase after the
                                       Distribution. Mr. Weisberger will also be a
                                       member of the HomeBase Board following the
                                       Distribution.
 Kerry L. Hamilton, 45 (2000)........ Director of Waban since September 1994. Ms.
                                       Hamilton is Vice President, Marketing at
                                       Marshalls, a division of The TJX Companies, Inc.
                                       ("TJX"). Prior to joining Marshalls in April
                                       1996, Ms. Hamilton was Vice Chairman of Pamet
                                       River Partners, a marketing consulting firm, for
                                       two years. Prior to joining Pamet River Partners,
                                       Ms. Hamilton spent 17 years at Ingalls, Quinn &
                                       Johnson in various capacities, during which time
                                       she was a member of the Board of Directors, a
                                       member of the Agency Executive Committee and
                                       Senior Vice President, Director of Media
                                       Services.
 Arthur F. Loewy, 67 (2000).......... Director of Waban since February 1989. He is a director of TJX and was Chief Financial Officer
                                       and Executive Vice President--Finance of Zayre
                                       Corp. from 1982 to 1989.
 John J. Nugent, 49 (2000)........... Executive Vice President of Waban and President of
                                       the BJ's Division since September 1993. From 1991
                                       until 1993 he was Senior Vice President, Sales
                                       Operations of the BJ's Division, and from 1989
                                       until 1993, he was Vice President and Director,
                                       Sales Operations of the BJ's Division.

DIRECTOR COMPENSATION

  Directors who are not employees of BJI will be paid an annual retainer of $20,000 and fees of $1,250 for each Board meeting and $750 for each Committee meeting attended. In addition, the Chairman of the Audit Committee and the Chairman of the Executive Compensation Committee will each be paid $2,500 per annum for their services as such. All directors will be reimbursed for out-of-pocket expenses incurred in attending such meetings. Directors may participate in BJI's General Deferred Compensation Plan.

  Prior to March 1995, Waban reimbursed TJX for one-half of TJX's payments under an employment agreement pursuant to which Mr. Loewy performed financial consulting and other services for TJX and Waban. During fiscal 1995, Mr. Loewy was paid $14,077 by TJX under his employment agreement, of which 50% was reimbursed to TJX by Waban.

  Waban's retirement plan for directors was terminated on June 13, 1995 when Waban stockholders approved a stock option plan for non-employee directors, and lump sum payouts of accrued pension benefits as of July 1, 1995 were made to the following directors in the indicated amounts: Mr. Waxlax, $81,492; Mr. Levy, $28,132; Mr. Coppersmith, $24,544; and Mr. Shields $20,031.

  Pursuant to the director stock option plan to be adopted by BJI (the "BJI Director Plan"), on the date of each annual meeting, each continuing non-employee director will be granted an option to acquire 1,500 shares of BJI Common Stock, and each director newly elected or elected subsequent to the then most recent annual meeting (other than persons who, immediately prior to the Distribution, were directors of Waban) will receive an option to purchase 3,000 shares of BJI Common Stock. The option exercise price for each of these options is the fair market value of a share of BJI Common Stock on the date of grant. Each option is non-transferable except upon death, will expire ten years after the date of grant and will become exercisable on a cumulative basis as to one-third of the shares subject to the option on each of the first three anniversaries of the date of grant. If the director dies or otherwise ceases to be a director prior to the date the option becomes exercisable, the option will immediately expire. Any vested options will remain exercisable for a period of one year following cessation of service as a director of BJI. All unexercised options will become exercisable in full beginning 20 days prior to the consummation of a merger or consolidation (as described in the BJI Director Plan), acquisition, reorganization or liquidation and, to the extent not exercised, shall terminate immediately after the consummation of such merger, consolidation, acquisition, reorganization or liquidation.

  Options granted under the Waban 1995 Director Stock Option Plan to persons who will become directors of BJI following the Distribution will be replaced with options granted under the BJI Director Plan on a basis similar to that applicable to Waban options granted under the Waban 1989 Stock Incentive Plan to persons who will become employees of BJI. See "--Incentive and Other Plans."

COMMITTEES OF THE BOARD

  The BJI Board will have four committees: (i) Audit; (ii) Executive; (iii) Executive Compensation; and (iv) Finance. Committee appointments are expected to be determined prior to the Distribution.

  The Audit Committee will review with management, the internal audit group and the independent public accountants BJI's financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the public accountants upon the financial condition of BJI and its accounting controls and procedures, and such other matters as the Committee deems appropriate, and the Committee will review with management such matters relating to compliance with corporate policies as the Committee deems appropriate.

  The Executive Committee will be authorized to act on behalf of the BJI Board during intervals between meetings of the BJI Board. In addition, the Executive Committee will have responsibility for consideration of the qualifications of, and recommendation to the Board of Directors of, nominees to fill Board vacancies and will consider nominees recommended by stockholders if such recommendations are in writing and timely filed with the Secretary of the Company.

  The Executive Compensation Committee will review salary policies and compensation of officers and other members of management, including compensation plans for certain officers and other members of management. In addition, the Executive Compensation Committee will have responsibility for matters of corporate governance other than recommendation to the Board of Directors of nominees to fill Board vacancies.

  The Finance Committee will review with management and advise the BJI Board with respect to BJI's finances, including exploring methods of meeting BJI's financing requirements and planning BJI's capital structure.

EXECUTIVE OFFICERS

  Set forth below is certain information with respect to the persons who are expected to serve as executive officers of BJI immediately following the Distribution. Mr. Zarkin will serve as Chairman of the Board of Directors of both BJI and HomeBase following the Distribution.

            NAME AND TITLE            AGE      FIVE-YEAR EMPLOYMENT HISTORY
            --------------            ---      ----------------------------
 Herbert J. Zarkin...................  58 President, Chief Executive Officer
  Chairman of the Board of Directors      and Director of Waban since May 1993;
                                          Executive Vice President of Waban
                                          (1989-1993); President of the BJ's
                                          Division (1990-1993)
 John J. Nugent......................  49 Executive Vice President of Waban and
  President and Chief Executive           President of the BJ's Division since
  Officer                                 September 1993; Senior Vice President
                                          of the BJ's Division (1991-1993);
                                          Director of Sales Operations of the
                                          BJ's Division (1989-1993)
 Frank D. Forward....................  42 Senior Vice President, Finance of the
  Senior Vice President and Chief         BJ's Division since June 1994; Vice
  Financial Officer                       President, Finance of the BJ's
                                          Division (1991-1994)
 Kenneth J. Kirwin...................  52 Senior Vice President, Food of the
  Senior Vice President, Food             BJ's Division since 1990
 Laura J. Sen........................  40 Senior Vice President, General
  Senior Vice President, General          Merchandise of the BJ's Division
  Merchandise                             since 1993; Vice President, Logistics
                                          of the BJ's Division (1991-1993)
 Michael T. Wedge....................  43 Senior Vice President, Sales
  Senior Vice President, Sales            Operations of the BJ's Division since
  Operations                              1993; Vice President, Sales
                                          Operations of the BJ's Division
                                          (1989-1993)
 Sarah M. Gallivan...................  53 Vice President and General Counsel of
  Vice President and General Counsel      Waban since December 1989

EXECUTIVE COMPENSATION

  The following table sets forth with respect to BJI certain information concerning the annual and long-term compensation paid for services rendered to Waban for fiscal 1993, 1994 and 1995 by those persons who are expected to be the Chief Executive Officer and the four other most highly compensated executive officers of BJI following the Distribution (collectively, the "Named BJI Officers"):

                          SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM
                                     ANNUAL COMPENSATION      COMPENSATION AWARDS
                                 --------------------------- ---------------------
                                                     OTHER                            ALL
        NAME AND                                    ANNUAL   RESTRICTED SECURITIES   OTHER
       PRINCIPAL                                    COMPEN-    STOCK    UNDERLYING  COMPEN-
        POSITION         YEAR(1)  SALARY   BONUS   SATION(2) AWARDS(3)  OPTIONS(4) SATION(5)
       ---------         ------- -------- -------- --------- ---------- ---------- ---------
Herbert J. Zarkin.......  1995   $570,000 $171,285  $24,112   $    --    100,000    $33,000
 Chairman of the Board    1994    552,692  442,154   23,380        --    100,000     31,969
                          1993    494,038  193,861      --     640,625   100,000      5,396
John J. Nugent..........  1995    350,000  134,967   14,806        --     50,000     22,000
 President and Chief
  Executive               1994    332,692  188,038   14,074        --     65,000     21,135
 Officer                  1993    237,923   84,592      --     229,375    35,000      5,439
Kenneth J. Kirwin.......  1995    195,404   62,793    8,266        --        --      14,270
 Senior Vice President,
  Food                    1994    188,769   88,910    7,985        --     16,000     13,938
                          1993    182,730   59,753      --      66,875     8,000      5,621
Laura J. Sen............  1995    190,500   61,217    8,059        --        --      14,025
 Senior Vice President,
  General                 1994    179,577   84,580    6,593        --     20,000     13,479
 Merchandise              1993    128,173   37,492      --      72,625    10,000      3,887
Michael T. Wedge........  1995    178,769   57,447    7,562        --        --      13,439
 Senior Vice President,
  Sales                   1994    164,577   77,515    6,042        --     20,000     12,729
 Operations               1993    119,437   34,074      --      59,250     7,000      4,107

--------
(1) Refers to fiscal year ended in January of the following year.
(2) Includes the reimbursement for tax liabilities related to Waban's contributions under the Waban Inc. Executive Retirement Plan ("WERP") and excludes perquisites having an aggregate value of the lesser of $50,000 or 10% of salary plus bonus.
(3) Restricted Stock Awards represent grants of Performance Accelerated Restricted Stock ("PARS") under Waban's 1989 Stock Incentive Plan. The dollar value of the PARS is based on the closing market price of Waban Common Stock on the date of grant. The following table presents the number of shares of PARS issued to Named BJI Officers in each of the last three fiscal years, their aggregate restricted stock holdings (which consist entirely of PARS) as of January 27, 1996 and the value of such holdings based on the closing market price of Waban Common Stock on January 26, 1996 ($19.125).

                                                                  RESTRICTED
                                         NUMBER OF SHARES OF    STOCK HOLDINGS
                                       RESTRICTED STOCK ISSUED    AT 1/27/96
                                      ------------------------- --------------
                                       1995    1994     1993    SHARES  VALUE
                                      ------- ------- --------- ------ -------
      Herbert J. Zarkin..............      0       0     50,000 2,559  $48,941
      John J. Nugent.................      0       0     17,500 2,160   41,310
      Kenneth J. Kirwin..............      0       0      5,000 2,160   41,310
      Laura J. Sen...................      0       0      5,500 1,296   24,786
      Michael T. Wedge...............      0       0      4,500   864   16,524

  All of the PARS issued in 1993 to the Named BJI Officers vested at the end of fiscal 1995. Holders of restricted shares are entitled to the same dividends as those paid to holders of unrestricted shares, including shares of BJI Common Stock to be issued in the Distribution. Such shares of BJI Common Stock will be subject to the same restrictions and vesting schedule as the restricted shares of Waban Common Stock on account of which the special dividend was made. Restricted stock holdings of the Named BJI Officers at January 27, 1996 consist entirely of PARS issued prior to 1993. In the event of a change of control (as defined), each Named BJI Officer's restricted shares would become unrestricted.
(4) Reflects the grant of options to purchase Common Stock. Waban has never granted stock appreciation rights.
(5) For fiscal 1995, represents Waban's contributions under its 401(k) Savings Plan and WERP (see "--Incentive and Other Plans--Executive Retirement Plan") as presented below.

                                                    1995 WABAN
                                                   CONTRIBUTIONS
                                                  ---------------
                                                  401(K)
                                                  SAVINGS
                                                   PLAN    WERP
                                                  ------- -------
         Herbert J. Zarkin....................... $4,500  $28,500
         John J. Nugent.......................... $4,500   17,500
         Kenneth J. Kirwin....................... $4,500    9,770
         Laura J. Sen............................ $4,500    9,525
         Michael T. Wedge........................ $4,500    8,939

STOCK OPTION GRANTS

  The following table sets forth the stock option grants made by Waban to each of the Named BJI Officers during fiscal 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                         ----------------------------------------------------
                                                                               POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF    PERCENT OF                               ASSUMED ANNUAL RATES OF STOCK
                         SECURITIES      TOTAL                                    PRICE APPRECIATION FOR
                         UNDERLYING OPTIONS GRANTED  EXERCISE OR                      OPTION TERM(1)
                          OPTIONS   TO EMPLOYEES IN BASE PRICE PER EXPIRATION -------------------------------
          NAME            GRANTED     FISCAL YEAR      SHARE(2)       DATE     0%(3)      5%         10%
          ----           ---------- --------------- -------------- ----------  -----  ---------- ------------
Herbert J. Zarkin(4)....  100,000        40.1%         $15.625      6/13/05      $ 0  $  982,648 $  2,490,222
John J. Nugent(4).......   50,000        20.0%         $15.625      6/13/05        0     491,324    1,245,111
Kenneth J. Kirwin(4)....      --          --               --           --        --         --           --
Laura J. Sen(4).........      --          --               --           --        --         --           --
Michael T. Wedge(4).....      --          --               --           --        --         --           --

--------
(1) The dollar amounts in these columns are the result of calculations at 0% and the arbitrary appreciation rates of 5% and 10% set by the Securities and Exchange Commission (the "Commission") and are not intended to forecast possible future stock price appreciation, if any.
(2) All options granted in fiscal 1995 were granted with an exercise price equal to the closing price of the Common Stock on the New York Stock Exchange on the date of grant. These options expire ten years from the date of grant and vested on June 13, 1996.
(3) No gain to the optionees is possible without an increase in stock price, which will benefit all stockholders commensurately. A zero percent stock price appreciation will result in zero gain for the optionee.
(4) Does not include options granted by Waban to the Named BJI Officers during fiscal 1996, as follows: Mr. Zarkin, 250,000 shares; Mr. Nugent, 20,000 shares; Mr. Kirwin, 5,000 shares; Ms. Sen, 5,000 shares; and Mr. Wedge, 5,000 shares.

AGGREGATED OPTION EXERCISES AND VALUATION

  The following table sets forth, on an aggregated basis, the exercise of Waban stock options during fiscal 1995 by each of the Named BJI Officers and the fiscal year-end value of unexercised options to purchase Waban Common Stock held by such officers:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF           VALUE OF UNEXERCISED
                                                    SECURITIES UNDERLYING         IN-THE-MONEY
                                                     UNEXERCISED OPTIONS           OPTIONS AT
                            NUMBER OF                AT FISCAL YEAR-END        FISCAL YEAR-END(1)
                         SHARES ACQUIRED  VALUE   ------------------------- -------------------------
     NAME                  ON EXERCISE   REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
     ----                --------------- -------- ----------- ------------- ----------- -------------
Herbert J. Zarkin.......     15,172      $178,271   113,750      236,250     $424,375     $775,625
John J. Nugent..........     13,125       131,250    48,500      121,500      162,188      351,813
Kenneth J. Kirwin.......        --            --     25,200       18,800       66,400       40,600
Laura J. Sen............      1,500        17,438    17,750       22,250       51,438       51,688
Michael T. Wedge........      2,183        19,442    12,125       20,125       31,906       43,063

--------
(1) Based on the fair market value of Waban Common Stock on January 27, 1996 ($19.125 per share), less the option exercise price.

INCENTIVE AND OTHER PLANS

  1997 Stock Incentive Plan. BJI is expected to adopt the BJI 1997 Stock Incentive Plan, pursuant to which BJI will be permitted to grant a variety of stock and stock-based awards to officers and key employees of BJI and its subsidiaries. A description of the BJI 1997 Stock Incentive Program is set forth below, under "Proposal Four: Approval of the BJI 1997 Stock Incentive Plan."

  Current Waban employees who are expected to become employees of BJI on the Distribution Date held as of October 26, 1996 options to purchase an aggregate of 1,887,091 shares of Waban Common Stock under the Waban 1989 Stock Incentive Plan. Generally, under such plan, outstanding vested options may be exercised during the 90-day period following termination and unvested options lapse upon termination. The Distribution will result in termination of employment of such persons from Waban under the terms of the Waban 1989 Stock Incentive Plan.

  BJI is expected to issue, following the Distribution, options to purchase BJI Common Stock under the BJI 1997 Stock Incentive Plan in replacement of the outstanding Waban options (covering an aggregate of 1,887,091 shares of Waban Common Stock as of October 26, 1996) held by persons who become employees of BJI on the Distribution Date. The exercise price and the number of the replacement options will be calculated so as to preserve the Waban options' approximate value as of the date of the Distribution. To accomplish this, the number of BJI options and their exercise price will be determined as follows: the number of shares subject to each outstanding Waban option that is unexercised as of the Distribution Date will be multiplied by the pre-Distribution price per share of Waban Common Stock and the resulting number will be divided by the average of the closing prices of shares of BJI Common Stock on the New York Stock Exchange during the ten trading days immediately following the date of the Distribution (the "Post-Distribution BJI Share Price"). The exercise price of the Waban option will be multiplied by the Post-Distribution BJI Share Price and the resulting number will be divided by the pre-Distribution price per share of Waban Common Stock. Fractions will be rounded to the next highest share and next lowest cent, respectively. The pre-Distribution price per share of Waban Common Stock will be the average of the closing prices of shares of Waban Common Stock on the New York Stock Exchange during the ten trading days immediately preceding the date of the Distribution.

  Waban options held by Messrs. Zarkin and Weisberger, who will become employees of both BJI and HomeBase after the Distribution, will be replaced by options to purchase an equal number of shares of both BJI Common Stock and HomeBase Common Stock. The aggregate exercise prices of the BJI and HomeBase options will equal the exercise price of the replaced Waban options, with the exercise price of the BJI options being based on the ratio of the Post-Distribution BJI Share Price to the pre-Distribution price per share of Waban Common Stock.

  Replacement options granted under the BJI 1997 Stock Incentive Plan pursuant to the foregoing adjustments will be subject to the same vesting schedule as the corresponding replaced Waban options, and will otherwise be subject to the terms of the BJI 1997 Stock Incentive Plan.

  Cash Incentive Plans. Waban has in place its Management Incentive Plan and its Growth Incentive Plan. Amounts paid under these plans to the Named BJI Officers during fiscal 1995 are reflected in the BJI Summary Compensation Table. BJI expects to adopt cash incentive plans similar to the Waban Management Incentive Plan and Growth Incentive Plan. A description of each of these plans is set forth below, under the respective discussions of Proposal Five ("Approval of the BJI Management Incentive Plan") and Proposal Six ("Approval of the BJI Growth Incentive Plan").

  Executive Retirement Plan. Effective as of January 30, 1994, the Waban Executive Retirement Plan ("WERP"), a defined contribution plan, was adopted. Under the WERP, those employees in high-level management positions in Waban, as selected by the Executive Compensation Committee, including all executive officers, are eligible to receive cash annual retirement contributions in an amount determined by the Executive Compensation Committee; provided that the smallest annual retirement contribution shall equal, on an after-tax basis, at least three percent of the participant's base salary. All amounts paid under the WERP are to be used exclusively to fund an investment vehicle selected by the Executive Compensation Committee which is appropriate to provide retirement income, such as an insurance policy. BJI expects to adopt an executive retirement plan similar to the WERP.

  Waban made retirement contributions after the end of 1995 equal to 5% of each participant's base salary during 1995. If the participant terminates employment prior to the end of the fiscal year in which the participant is credited with four years of service, the participant forfeits the right to any benefit under the WERP. As of January 27, 1996, all Named BJI Officers were credited with at least four years of service.

  Retirement Plan. Waban's Retirement Plan (the "Retirement Plan"), in which all Named BJI Officers participate, was frozen on July 4, 1992 and benefits under the Retirement Plan ceased to accrue after that date. All Named BJI Officers are fully vested in their accrued benefits. The estimated annual benefits payable under the Retirement Plan upon normal retirement (age 65) on the basis of a straight-line annuity are as follows: Mr. Zarkin, $65,667; Mr. Nugent, $5,121, Mr. Kirwin, $18,450; Ms. Sen, $6,200; and Mr. Wedge, $2,982.

EMPLOYMENT AGREEMENTS

  BJI expects to enter into an employment agreement with Mr. Zarkin, pursuant
to which he would receive a minimum annual base salary of $     and would
participate in specified incentive and other benefit plans. BJI will be entitled to terminate Mr. Zarkin's employment at any time with or without cause (as defined). If his employment terminates by reason of death, disability, incapacity or termination by BJI other than for cause, or if Mr. Zarkin resigns as a result of his being removed from his positions with BJI or as a result of being relocated more than 40 miles from the current headquarters of BJI, Mr. Zarkin will be entitled to payment of certain cash compensation amounts and continuation of base salary and certain benefits for a period of 24 months after termination at the rate in effect upon termination. In addition, Mr. Zarkin will be entitled to payments under the BJI Management Incentive Plan (the "BJI MIP") for the fiscal year ended immediately prior to the date of termination of Mr. Zarkin's employment, and an amount equal to Mr. Zarkin's MIP target award for the year of termination. Mr. Zarkin will also be entitled to the benefits with respect to any stock options or other stock-based awards held by him on the date of termination. The continuing base salary payments are subject to reduction after six months for compensation earned by Mr. Zarkin from other employment (other than employment at HomeBase), and the continuing benefits are subject to reduction at any time for comparable benefits received by

Mr. Zarkin from other employment. Mr. Zarkin will enter into a substantially similar employment agreement with HomeBase, providing for salary and other compensation equivalent to that payable by BJI.

  BJI is expected to enter into an employment agreement with each of Messrs. Nugent, Kirwin and Wedge, and Ms. Sen under which each will receive a minimum
annual base salary of $    , $    , $    and $    , respectively, and
participate in specified incentive and other benefit plans. If employment terminates by reason of death, disability, incapacity or termination by BJI other than for cause, each such executive officer will be entitled to payment of certain cash compensation amounts and to certain benefits and continuation of base salary for 12 months after termination at the rate in effect upon termination. The continuing base salary payments will be subject to reduction after three months for compensation from other employment, and the continuing benefits will be subject to reduction at any time for comparable benefits received from other employment.

  In the event of a change of control followed by termination of employment as described below under""--Change of Control Severance Benefits," each of the Named BJI Officers would be entitled to the termination benefits described thereunder, to the extent such benefits would exceed the benefits otherwise described above.

CHANGE OF CONTROL SEVERANCE BENEFITS

  BJI is expected to provide change of control severance benefits to each of the Named BJI Officers under individual agreements. Under the agreements, in general, upon a change of control (as defined) of BJI, the executive would be entitled to accelerated lump-sum payments of the BJI MIP target award for the year in which the change of control occurs. If, during the 24-month period following a change of control, BJI were to terminate the executive's employment other than for cause (as defined) or the executive were to terminate his employment for reasons specified in the agreement, or if employment were to terminate by reason of death, disability or incapacity, the executive would be entitled to receive an amount equal to two times the executive's annual base salary. For up to two years following termination BJI would also be obligated to provide specified benefits, including continued health, medical and life insurance benefits. The foregoing benefits would be payable whether or not they gave rise to a federal excise tax on so-called "excess parachute payments" or were non-deductible, except to the extent a reduction in amounts paid would increase the executive's after-tax benefits. BJI would also be obligated to pay all legal fees and expenses reasonably incurred by the executive in seeking enforcement of contractual rights following a change of control. In addition, upon involuntary termination within 24 months following a change of control, any agreement by the executive not to compete with BJI following termination of his employment would cease to be effective.

INDEMNIFICATION AGREEMENTS

  BJI will enter into indemnification agreements with each of its directors and executive officers indemnifying them against expenses, settlements, judgments and fines incurred in connection with any threatened, pending or completed action, suit, arbitration or proceeding, where the individual's involvement is by reason of the fact that he or she is or was a director or officer of BJI or served at BJI's request as a director of another organization (except that indemnification is not provided against judgments and fines in a derivative suit unless permitted by Delaware law). An individual may not be indemnified if he or she is found not to have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of BJI, except to the extent Delaware law permits broader contractual indemnification. The indemnification agreements provide procedures, presumptions and remedies designed to substantially strengthen the indemnity rights beyond those provided by BJI's Certificate of Incorporation and by Delaware law.

BOARD AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  In fiscal 1995, decisions concerning compensation of Waban's executive officers were made by the Executive Compensation Committee, which consisted of Messrs. Waxlax, Coppersmith and Feldberg. Messrs. Waxlax, Zarkin and Weisberger will serve as directors of both HomeBase and BJI following the Distribution. Other than Mr. Zarkin, no person who is expected to become an executive officer of BJI or HomeBase immediately following the Distribution has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a director of Waban or are expected to serve as a director of BJI or HomeBase immediately following the Distribution.

                            MANAGEMENT OF HOMEBASE

HOMEBASE BOARD

  The business of HomeBase will be managed under the direction of the HomeBase Board. In accordance with the HomeBase Certificate, the HomeBase Board is divided into three classes with staggered terms. Each class of directors is elected for a term of three years. Directors for each class will be elected at the annual meeting of stockholders held in the year in which the term for such class expires.

  The following table sets forth the names and information as to the persons who are expected to serve as directors of HomeBase immediately after the Distribution. All of such directors are currently members of the Waban Board, with the exceptions of Mr. Weisberger and Mr. Sherman, who are expected to be elected by the remaining board members to fill vacancies created by the resignations of other members of the Waban Board who will continue only as members of the BJI Board following the Distribution. The Waban Board expects to appoint additional independent directors prior to the Distribution.

   NAME, AGE AND YEAR TERM     PRESENT PRINCIPAL OCCUPATIONS OR EMPLOYMENT AND
           EXPIRES                       FIVE-YEAR EMPLOYMENT HISTORY
   -----------------------     -----------------------------------------------
Stanley H. Feldberg, 71
 (1997)....................... Director of Waban since February 1989. He was
                               President of Zayre Corp. from 1956 to 1978. He
                               is also an independent general partner of ML-Lee
                               Acquisition Funds I and II.
Edward J. Weisberger, 54
 (1997)....................... Senior Vice President and Chief Financial
                               Officer of Waban since September 1994. From
                               April 1989 until September 1994 he was Vice
                               President-Finance of Waban. Mr. Weisberger will
                               be an employee of both BJI and the HomeBase
                               Division after the Distribution. Mr. Weisberger
                               will also be a member of the BJI Board following
                               the Distribution.

Allan P. Sherman, 52 (1998)... Executive Vice President of Waban since May 1993 and President of the HomeBase Division since
                               September 1993. He was President of the BJ's
                               Division from May 1993 to September 1993 and
                               Senior Vice President and General Merchandise
                               Manager--Non-Food of the BJ's Division from 1991 to 1993.

Herbert J. Zarkin, 58 (1998).. Director, President and Chief Executive Officer
                               of Waban since May 1993. He was President of the BJ's Division from May 1990 to May 1993. From
                               April 1989 to May 1993 he was Executive Vice
                               President of Waban. Mr. Zarkin will be Chairman of the BJI Board and Chairman of the HomeBase
                               Board following the Distribution.

Lorne R. Waxlax, 63 (1999).... Director of Waban since January 1990, and
                               Chairman of the Board of Waban since June 1996.
                               He was an Executive Vice President of The
                               Gillette Company from 1985 to 1993. Mr. Waxlax
                               is also a director of Quaker State Corporation,
                               The Iams Company, Hon Industries, Inc., Clean
                               Harbors, Inc. and AMTROL Inc. Mr. Waxlax will
                               also be a member of the BJI Board following the
                               Distribution.

DIRECTOR COMPENSATION

  The compensation to be paid to the members of the Board of Directors of HomeBase after the Distribution will be the same as that currently payable to the members of the Waban Board. Directors who are not employees of HomeBase will be paid an annual retainer of $20,000 and fees of $1,250 for each Board meeting and $750 for each Committee meeting attended. In addition, the Chairman of the Audit Committee and the Chairman of the Executive Compensation Committee will each be paid $2,500 per annum for their services as such. All directors will be reimbursed for out-of-pocket expenses incurred in attending such meetings. Directors may participate in HomeBase's General Deferred Compensation Plan.

  Waban's retirement plan for directors was terminated on June 13, 1995 when the stockholders approved a stock option plan for non-employee directors, and a lump sum payout of accrued pension benefits as of July 1, 1995 was made to Mr. Waxlax in the amount of $81,492.

  The stockholders approved the 1995 Director Stock Option Plan (the "Waban Director Plan") at Waban's 1995 annual meeting of stockholders and each non-employee director of Waban was granted on June 13, 1995 an option to purchase 3,000 shares of Waban Common Stock. On the date of each annual meeting following the Distribution, each continuing non-employee director will be granted an option to acquire an additional 1,500 shares of HomeBase Common Stock, and each director newly elected or elected subsequent to the then most recent annual meeting will receive an option to purchase 3,000 shares of HomeBase Common Stock. The option exercise price for each of these options is the fair market value of a share of HomeBase Common Stock on the date of grant. Each option is nontransferable except upon death, will expire 10 years after the date of grant and will become exercisable on a cumulative basis as to one-third of the shares subject to the option on each of the first three anniversaries of the date of grant. If the director dies or otherwise ceases to be a director prior to the date the option becomes exercisable, the option will immediately expire. Any vested options will remain exercisable for a period of one year following cessation of service as a director of HomeBase. All unexercised options will become exercisable in full beginning 20 days prior to the consummation of a merger or consolidation (as described in the Waban Director Plan), acquisition, reorganization or liquidation and, to the extent not exercised, shall terminate immediately after the consummation of such merger, consolidation, acquisition, reorganization or liquidation.

  Options granted under the Waban Director Plan to persons who will continue as directors of HomeBase following the Distribution will be adjusted on a basis similar to that applicable to Waban options granted under the Waban 1989 Stock Incentive Plan to persons who will continue as employees of HomeBase. See "--Incentive and Other Plans."

COMMITTEES OF THE BOARD

  The HomeBase Board will continue to have four committees: (i) Audit; (ii) Executive; (iii) Executive Compensation; and (iv) Finance. Committee appointments are expected to be determined prior to the Distribution.

  The Audit Committee reviews with management, the internal audit group and the independent public accountants HomeBase's financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the public accountants upon the financial condition of HomeBase and its accounting controls and procedures, and such other matters as the Committee deems appropriate, and the Committee will review with management such matters relating to compliance with corporate policies as the Committee deems appropriate.

  The Executive Committee is authorized to act on behalf of the HomeBase Board during intervals between meetings of the HomeBase Board. In addition, the Executive Committee has responsibility for consideration of the qualifications of, and recommendation to the Board of Directors of, nominees to fill Board vacancies and considers nominees recommended by stockholders if such recommendations are in writing and timely filed with the Secretary of HomeBase.

  The Executive Compensation Committee reviews salary policies and compensation of officers and other members of management, including compensation plans for certain officers and other members of management. In addition, the Executive Compensation Committee has responsibility for matters of corporate governance other than recommendation to the Board of Directors of nominees to fill Board vacancies.

  The Finance Committee reviews with management and advises the HomeBase Board with respect to HomeBase's finances, including exploring methods of meeting HomeBase's financing requirements and planning HomeBase's capital structure.

EXECUTIVE OFFICERS

  Set forth below is certain information with respect to the persons who are expected to serve as executive officers of HomeBase immediately following the Distribution. Mr. Zarkin will serve as Chairman of the Board of Directors of both BJI and HomeBase following the Distribution.

            NAME AND TITLE            AGE           FIVE-YEAR EMPLOYMENT HISTORY
            --------------            ---           ----------------------------
 Herbert J. Zarkin...................  58 President, Chief Executive Officer and Director
  Chairman of the Board of Directors      of Waban since May 1993; Executive Vice
                                          President of Waban (1989-1993); President of the
                                          BJ's Division (1990-1993)
 Allan P. Sherman....................  52 Executive Vice President of Waban since May
  President and Chief Executive           1993; President of the HomeBase Division since
  Officer                                 September 1993; President of the BJ's Division
                                          (May 1993-September 1993); Senior Vice President
                                          and General Merchandise Manager-Non-Food of the
                                          BJ's Division (1991-1993)
 Thomas F. Gallagher ................  44 Executive Vice President, Store Operations of
  Executive Vice President,               the HomeBase Division since May 1996; Vice
  Store Operations                        President, Sales Operations of the BJ's Division
                                          (1993-1996); Assistant Vice President, Regional
                                          Manager of the BJ's Division (1991-1993)
 Scott Richards......................  38 Executive Vice President, Merchandising of the
  Executive Vice President, Merchan-      HomeBase Division since August 1996; Vice
  dising                                  President, Merchandising of the HomeBase
                                          Division (1993-1996); Buyer for the HomeBase
                                          Division (1991-1993)
 William B. Langsdorf................  40 Senior Vice President, Finance of the HomeBase
  Senior Vice President and               Division since September 1993; Assistant Vice
  Chief Financial Officer                 President, Finance of the HomeBase Division
                                          (1991-1993)

EXECUTIVE COMPENSATION

  The following table sets forth with respect to HomeBase certain information concerning the annual and long-term compensation paid for services rendered to Waban for fiscal 1993, 1994 and 1995 by those persons who are expected to be the Chief Executive Officer and the four other most highly compensated executive officers of HomeBase following the Distribution (collectively, the "Named HomeBase Officers"):

                          SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM
                                     ANNUAL COMPENSATION      COMPENSATION AWARDS
                                 --------------------------- ---------------------
                                                     OTHER                            ALL
                                                    ANNUAL   RESTRICTED SECURITIES   OTHER
   NAME AND PRINCIPAL                               COMPEN-    STOCK    UNDERLYING  COMPEN-
        POSITION         YEAR(1)  SALARY   BONUS   SATION(2) AWARDS(3)  OPTIONS(4) SATION(5)
   ------------------    ------- -------- -------- --------- ---------- ---------- ---------
Herbert J. Zarkin.......  1995   $570,000 $171,285 $ 24,112   $    --    100,000   $ 33,000
 Chairman of the Board    1994    552,692  442,154   23,380        --    100,000     31,969
                          1993    494,038  193,861      --     640,625   100,000      5,396
Allan P. Sherman........  1995    435,000   40,000  241,786        --     50,000     26,250
 President and            1994    422,885  189,420  219,829        --     65,000    101,114
 Chief Executive Officer  1993    332,692  123,756      --     224,688    35,000    172,277
Thomas F. Gallagher.....  1995    114,634   29,470    3,895        --        --      10,232
 Executive Vice Presi-
  dent,                   1994    106,558   40,152    3,621        --      4,000      9,191
 Store Operations         1993     95,164   20,019      --      26,750     5,375      3,505
Scott Richards..........  1995    131,538   11,122    5,229        --        --      11,027
 Executive Vice Presi-
  dent,                   1994    123,943   40,871    4,870        --      7,000     10,125
 Merchandising            1993     95,952      --    10,151     26,750     3,938      3,889
William B. Langsdorf....  1995    143,942    7,500    5,766        --        --      11,697
 Senior Vice President    1994    129,904   38,790    5,204        --     12,000     10,366
 and Chief Financial Of-
  ficer                   1993    106,786      --       --      26,000     6,000      3,312

--------
(1)Refers to fiscal year ended in January of the following year.
(2) Includes for Mr. Sherman $135,204 and $137,240 in fiscal 1995 and fiscal 1994, respectively, for loan forgiveness and the value of the interest-free component of a housing loan from Waban pursuant to the terms of his employment contract, and $80,797 and $60,374 in fiscal 1995 and fiscal 1994, respectively, for reimbursement of tax liabilities related to that loan and certain items under "All Other Compensation." Includes for Mr. Richards $9,764 in fiscal 1993 for automobile allowance. Includes for Messrs. Zarkin, Gallagher, Richards and Langsdorf in fiscal 1995 and fiscal 1994 the reimbursement for tax liabilities related to Waban's contributions under the WERP and excludes perquisites having an aggregate value of the lesser of $50,000 or 10% of salary plus bonus.
(3) Restricted Stock Awards represent grants of Performance Accelerated Restricted Stock ("PARS") under Waban's 1989 Stock Incentive Plan. The dollar value of the PARS is based on the closing market price of Waban Common Stock on the date of grant. The following table presents the number of shares of PARS issued to Named HomeBase Officers in each of the last three fiscal years, their aggregate restricted stock holdings (which consist entirely of PARS) as of January 27, 1996 and the value of such holdings based on the closing market price of Waban Common Stock on January 26, 1996 ($19.125).

                                                                  RESTRICTED
                                         NUMBER OF SHARES OF    STOCK HOLDINGS
                                       RESTRICTED STOCK ISSUED    AT 1/27/96
                                      ------------------------- --------------
                                       1995    1994     1993    SHARES  VALUE
                                      ------- ------- --------- ------ -------
   Herbert J. Zarkin.................      0       0     50,000 2,559  $48,941
   Allan P. Sherman..................      0       0     17,500 7,500  143,438
   Thomas F. Gallagher...............      0       0      2,000   648   12,393
   Scott Richards....................      0       0      2,000   600   11,475
   William B. Langsdorf..............      0       0      2,000   600   11,475

  Of the PARS issued in fiscal 1993, the following shares vested at the end of fiscal 1995: Mr. Zarkin, 50,000; Mr. Sherman, 13,750; Mr. Gallagher, 2,000; Mr. Richards, 1,400; and Mr. Langsdorf, 1,400. PARS issued in 1993 to Messrs. Sherman, Richards and Langsdorf that remain restricted will vest in equal 25% increments annually at the end of January 1997 through January 2000. In the event of a change of control (as defined), each Named HomeBase Officer's restricted shares would become unrestricted. Holders of restricted shares are entitled to the same dividends as those paid to holders of unrestricted shares.
(4) Reflects the grant of options to purchase Common Stock. Waban has never granted stock appreciation rights.
(5) For fiscal 1995, represents Waban's contributions under its 401(k) Savings Plan and WERP (see "--Incentive and Other Plans--Executive Retirement Plan") as presented below.

                                                                   1995 WABAN
                                                                  CONTRIBUTIONS
                                                                 ---------------
                                                                 401(K)
                                                                 SAVINGS
                                                                  PLAN    WERP
                                                                 ------- -------
   Herbert J. Zarkin............................................ $4,500  $28,500
   Allan P. Sherman............................................. $4,500   21,750
   Thomas F. Gallagher.......................................... $4,500    5,732
   Scott Richards............................................... $4,500    6,527
   William B. Langsdorf......................................... $4,500    7,197

STOCK OPTION GRANTS

  The following table sets forth the stock option grants made by Waban to each of the Named HomeBase Officers during fiscal 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS
                          ------------------------------------------------
                            NUMBER    PERCENT OF                                POTENTIAL REALIZABLE
                              OF     TOTAL OPTIONS                          VALUE AT ASSUMED ANNUAL RATES
                          SECURITIES  GRANTED TO                           OF STOCK PRICE APPRECIATION FOR
                          UNDERLYING   EMPLOYEES   EXERCISE OR                     OPTION TERM(1)
                           OPTIONS     IN FISCAL    BASE PRICE  EXPIRATION ---------------------------------
          NAME             GRANTED       YEAR      PER SHARE(2)    DATE     0%(3)      5%          10%
          ----            ---------- ------------- ------------ ---------- ------------------- -------------
Herbert J. Zarkin(4)....   100,000       40.1%       $15.625     6/13/05    $    0 $   982,648 $   2,490,222
Allan P. Sherman(4).....    50,000       20.0%       $15.625     6/13/05         0     491,324     1,245,111
Thomas F. Gallagher(4)..       --         --             --          --         --         --            --
Scott Richards(4).......       --         --             --          --         --         --            --
William B. Langsdorf(4).       --         --             --          --         --         --            --

--------
(1) The dollar amounts in these columns are the result of calculations at 0% and the arbitrary appreciation rates of 5% and 10% set by the Commission and are not intended to forecast possible future stock price appreciation, if any.
(2) All options granted in fiscal 1995 were granted with an exercise price equal to the closing price of the Common Stock on the New York Stock Exchange on the date of grant. These options expire ten years from the date of grant and vested on June 13, 1996.
(3) No gain to the optionees is possible without an increase in stock price, which will benefit all stockholders commensurately. A zero percent stock price appreciation will result in zero gain for the optionee.
(4) Does not include options granted to the Named HomeBase Officers during fiscal 1996, as follows: Mr. Zarkin 250,000 shares; Mr. Sherman, 20,000 shares; Mr. Gallagher, 15,000 shares; Mr. Richards, 13,000 shares; and Mr. Langsdorf, 4,000 shares.

AGGREGATED OPTION EXERCISES AND VALUATION

  The following table sets forth, on an aggregated basis, the exercise of stock options during fiscal 1995 by each of the Named HomeBase Officers and the fiscal year-end value of unexercised options held by such officers:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


                                                          NUMBER OF
                                                    SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                                     UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                            NUMBER OF                AT FISCAL YEAR-END      AT FISCAL YEAR-END (1)
                         SHARES ACQUIRED  VALUE   ------------------------- -------------------------
      NAME                 ON EXERCISE   REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
      ----               --------------- -------- ----------- ------------- ----------- -------------
Herbert J. Zarkin.......     15,172      $178,271   113,750      236,250     $424,375     $775,625
Allan P. Sherman........        --            --     53,000      122,000      176,625      356,500
Thomas F. Gallagher.....      2,700        14,175       800        5,875        1,100       19,781
Scott Richards..........        --            --      5,380        7,558       19,811       18,958
William B. Langsdorf....      1,108        12,050     8,400       12,600       30,769       30,919

--------
(1) Based on the fair market value of Waban Common Stock on January 27, 1996 ($19.125 per share), less the option exercise price.

INCENTIVE AND OTHER PLANS

  1989 Stock Incentive Plan. HomeBase grants stock and stock-based awards to officers and key employees of HomeBase and its subsidiaries pursuant to the 1989 Stock Incentive Plan. A description of the 1989 Stock Incentive Plan is set forth below under "Proposal Three: Approval of Amendment to the Waban 1989 Stock Incentive Plan."

  Effective upon the Distribution, all unvested options and vested but unexercised options granted under the 1989 Stock Incentive Plan and held by persons who remain HomeBase employees (other than persons who will also be employees of BJI) will be adjusted so that the number of shares subject to such options and the exercise price of such options will preserve the approximate value of the Waban options held by such persons immediately prior to the Distribution. To accomplish this, the number of Waban options held by each such person immediately prior to the Distribution will be multiplied by the pre-Distribution price of a share of Waban Common Stock and the resulting number will be divided by the average of the closing prices of shares of Waban Common Stock on the New York Stock Exchange during the ten trading days immediately following the date of the Distribution (the "Post-Distribution Waban Share Price"). The exercise price of the Waban option will be multiplied by the Post-Distribution Waban Share Price and the resulting number will be divided by the pre-Distribution price of a share of Waban Common Stock. Fractions will be rounded to the next highest share and the next lowest cent, respectively. The pre-Distribution price per share of Waban Common Stock will be the average of the closing prices of shares of Waban Common Stock on the New York Stock Exchange during the ten trading days immediately preceding the date of the Distribution.

  Cash Incentive Plans. Waban has in place its Management Incentive Plan and its Growth Incentive Plan. Amounts paid under these plans to the Named HomeBase Officers during fiscal 1995 are reflected in the HomeBase Summary Compensation Table. These plans are similar to the Management Incentive Plan and the Growth Incentive Plan proposed to be adopted by BJI and described below under the respective discussions of Proposal Five ("Approval of the BJI Management Incentive Plan") and Proposal Six ("Approval of the BJI Growth Incentive Plan").

  Executive Retirement Plan. Effective as of January 30, 1994, the Waban Inc. Executive Retirement Plan ("WERP"), a defined contribution plan, was adopted. Under the WERP, those employees in high-level management positions in Waban, as selected by the Executive Compensation Committee, including all executive officers, are eligible to receive cash annual retirement contributions in an amount determined by the Executive

Compensation Committee; provided that the smallest annual retirement contribution shall equal, on an after-tax basis, at least three percent of the participant's base salary. All amounts paid under the WERP are to be used exclusively to fund an investment vehicle selected by the Executive Compensation Committee which is appropriate to provide retirement income, such as an insurance policy.

  Waban made retirement contributions after the end of 1995 equal to 5% of each participant's base salary during 1995. If the participant terminates employment prior to the end of the fiscal year in which the participant is credited with four years of service, the participant forfeits the right to any benefit under the WERP. As of January 27, 1996, all Named HomeBase Officers were credited with at least four years of service.

  Retirement Plan. Waban's Retirement Plan (the "Retirement Plan"), in which Messrs. Zarkin, Richards and Langsdorf participated, was frozen on July 4, 1992 and benefits under the Retirement Plan ceased to accrue after that date. Messrs. Zarkin, Richards and Langsdorf are fully vested in their accrued benefits. The estimated annual benefits payable to such persons under the Retirement Plan upon normal retirement (age 65) on the basis of a straight-line annuity are as follows: Mr. Zarkin, $65,667; Mr. Richards, $7,140; and Mr. Langsdorf, $5,209.

EMPLOYMENT AGREEMENTS

  HomeBase expects to enter into an employment agreement with Mr. Zarkin substantially similar to the employment agreement he will enter into with BJI. See "Management of BJI--Employment Agreements."

  HomeBase is expected to enter into an employment agreement with each of Messrs. Sherman, Gallagher, Richards and Langsdorf under which each will
receive a minimum annual base salary of $    , $    , $    and $    ,
respectively, and participate in specified incentive and other benefit plans. If employment terminates by reason of death, disability, incapacity or termination by HomeBase other than for cause, each such executive officer will be entitled to payment of certain cash compensation amounts and to certain benefits and continuation of base salary for 12 months after termination at the rate in effect upon termination. The continuing base salary payments will be subject to reduction after three months for compensation from other employment, and the continuing benefits will be subject to reduction at any time for comparable benefits received from other employment.

  In the event of a change of control followed by termination of employment as described below under "--Change of Control Severance Benefits", each of the Named HomeBase Officers would be entitled to the termination benefits described thereunder, to the extent such benefits would exceed the benefits otherwise described above.

CHANGE OF CONTROL SEVERANCE BENEFITS

  HomeBase is expected to provide change of control severance benefits to each of the Named HomeBase Officers under individual agreements. Under the agreements, in general, upon a change of control (as defined) of HomeBase, the executive would be entitled to accelerated lump-sum payments of the HomeBase Management Incentive Plan target award for the year in which the change of control occurs. If, during the 24-month period following a change of control, HomeBase were to terminate the executive's employment other than for cause (as defined) or the executive were to terminate his employment for reasons specified in the agreement, or if employment were to terminate by reason of death, disability or incapacity, the executive would be entitled to receive an amount equal to two times the executive's annual base salary. For up to two years following termination HomeBase would also be obligated to provide specified benefits, including continued health, medical and life insurance benefits. The foregoing benefits would be payable whether or not they gave rise to a federal excise tax on so-called "excess parachute payments" or were non-deductible, except to the extent a reduction in amounts paid would increase the executive's after-tax benefits. HomeBase would also be obligated to pay all legal fees and expenses reasonably incurred by the executive in seeking enforcement of contractual rights following a change of control. In addition, upon involuntary termination within 24 months following a change of control, any agreement by the executive not to compete with HomeBase following termination of his employment would cease to be effective.

INDEMNIFICATION AGREEMENTS

  HomeBase will enter into indemnification agreements with each of its directors and executive officers indemnifying them against expenses, settlements, judgments and fines incurred in connection with any threatened, pending or completed action, suit, arbitration or proceeding, where the individual's involvement is by reason of the fact that he or she is or was a director or officer of HomeBase or served at HomeBase's request as a director of another organization (except that indemnification is not provided against judgments and fines in a derivative suit unless permitted by Delaware law). An individual may not be indemnified if he or she is found not to have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of HomeBase, except to the extent Delaware law permits broader contractual indemnification. The indemnification agreements provide procedures, presumptions and remedies designed to substantially strengthen the indemnity rights beyond those provided by HomeBase's Certificate of Incorporation and by Delaware law.

                       PRICE RANGE OF WABAN COMMON STOCK

  The Waban Common Stock is listed on the New York Stock Exchange and is traded under the symbol "WBN". The following table sets forth, for the fiscal periods indicated, the high and low sales prices per share of the Waban Common Stock as reported on the New York Stock Exchange Composite Tape. On October 22, 1996, the trading date preceding public announcement of the Distribution, the high, low and closing prices per share of Waban Common Stock on the New York Stock Exchange were $24 1/4, $23 5/8 and $23 7/8, respectively. On November 1, 1996, the closing price per share of Waban Common Stock on the New York Stock Exchange was $26.

                                                                 HIGH     LOW
                                                                ------- -------
      1994
        1st Quarter............................................ $20 1/8 $14 1/8
        2nd Quarter............................................ $  19   $14 1/2
        3rd Quarter............................................ $  20   $16 3/4
        4th Quarter............................................ $19 3/4 $14 7/8
      1995
        1st Quarter............................................ $20 3/8 $15 7/8
        2nd Quarter............................................ $16 3/4 $13 1/2
        3rd Quarter............................................ $19 1/4 $15 1/2
        4th Quarter............................................ $19 5/8 $15 1/4
      1996
        1st Quarter............................................ $27 1/8 $18 3/4
        2nd Quarter............................................ $28     $17 7/8
        3rd Quarter............................................ $27 5/8 $18 3/8
        4th Quarter (through November 1, 1996)................. $26 7/8 $25 3/4

                         OWNERSHIP OF BJI COMMON STOCK

  The table following sets forth information as to the beneficial ownership of BJI Common Stock as of the Distribution Date as if the Distribution took place on October 26, 1996, by all persons expected to serve as directors of BJI and the persons listed in the BJI Summary Compensation Table as well as by expected Directors and Executive Officers of BJI as a group and, to the best of BJI's knowledge, beneficial owners of 5% or more of the BJI Common Stock after the Distribution. The information in the following table is based on the ownership of Waban Common Stock as of October 26, 1996 and the number of shares of BJI Common Stock expected to be distributed to each existing Waban stockholder in the Distribution.

                          SHARES OF BJI COMMON  PERCENT OF OUTSTANDING SHARES OF
NAME AND ADDRESS OF       STOCK EXPECTED TO BE    COMMON STOCK EXPECTED TO BE
BENEFICIAL OWNER          BENEFICIALLY OWNED(1)      BENEFICIALLY OWNED (1)
-------------------       --------------------- --------------------------------
FMR Corp................        2,613,967(2)                  8.0%
 82 Devonshire Street
 Boston, Massachusetts
  02109.................
The Prudential Insurance
 Company of America             2,468,254(3)                  7.5%
 Prudential Plaza
 Newark, New Jersey
  01702
David J. Greene and
 Company................        2,427,050(4)                  7.4%
 599 Lexington Avenue
 New York, New York
  10022
S. James Coppersmith....            3,000                      *
Kerry L. Hamilton.......            1,200                      *
Allyn L. Levy...........            6,000                      *
Arthur F. Loewy(5)......            9,632                      *
John J. Nugent..........          142,816                      *
Thomas J. Shields.......            1,500                      *
Lorne R. Waxlax.........            8,000                      *
Edward J. Weisberger....           93,417                      *
Herbert J. Zarkin.......          377,682                     1.1%
Kenneth J. Kirwin.......           32,368                      *
Laura J. Sen............           17,296                      *
Michael T. Wedge........           20,614                      *
All Directors and
 Executive Officers as a
 Group
 (14 persons)(5)........          756,443                     2.3%

--------
 *Indicates less than 1%
(1) Includes the following shares of Common Stock that may be acquired upon exercise of outstanding stock options which were exercisable on October 26, 1996 or within 60 days thereafter: Mr. Coppersmith, 1,000 shares; Ms. Hamilton, 1,000 shares; Mr. Levy, 1,000 shares; Mr. Loewy, 1,000 shares, Mr. Nugent, 122,250 shares; Mr. Shields, 1,000 shares; Mr. Waxlax, 1,000 shares; Mr. Weisberger, 72,000 shares; Mr. Zarkin, 265,000 shares; Mr. Kirwin, 20,400 shares; Ms. Sen, 10,500 shares; Mr. Wedge, 18,500 shares; all directors and executive officers as a group, 542,400 shares. Unexercised Waban stock options held by BJI employees as of the Distribution Date will be replaced by options that are exercisable for shares of BJI Common Stock based upon a conversion formula to be calculated after the Distribution Date. See "Management of BJI--Incentive and Other Plans."
(2) Information is as of December 31, 1995 and is based on a Schedule 13G filed with the Commission by FMR Corp., Edward C. Johnson 3d and Abigail
    P. Johnson. FMR Corp. reported that it has sole power to vote or to direct the voting of 261,088 shares, and sole dispositive power as to all such shares. Includes 2,333,479 shares beneficially owned by Fidelity Management & Research Company, a registered investment adviser.
(3) Information is as of December 31, 1995 and is based on a Schedule 13G filed with the Commission by The Prudential Insurance Company of America ("Prudential"). Prudential reported that it has sole power to vote 5,900 shares and shared power to vote 2,460,981 shares and has sole dispositive power with respect to 5,900 and shared dispositive power with respect to 2,460,981 shares. Includes 1,373 shares issuable upon conversion of the Convertible Debentures.
(4) Information is as of December 31, 1995 and is based on a Schedule 13G filed with the Commission by David J. Greene and Company, a registered broker-dealer and investment adviser. David J. Greene and Company reported that it has sole power to vote 144,200 shares and shared power to vote 1,611,800 shares and has sole dispositive power with respect to 144,200 shares and shared dispositive power with respect to 2,282,850 shares.
(5) Excludes the following shares beneficially owned by or held in trust by or for the benefit of the respective spouses of the following persons and any shares held in a trust for which the following persons are income beneficiaries, as to which the following persons disclaim beneficial ownership: Arthur F. Loewy (413 shares).

                      OWNERSHIP OF HOMEBASE COMMON STOCK

  The table following sets forth information as to the beneficial ownership of HomeBase Common Stock as of the Distribution Date as if the Distribution took place on October 26, 1996, by all persons expected to serve as directors of HomeBase and the persons listed in the HomeBase Summary Compensation Table as well as by expected Directors and Executive Officers of HomeBase as a group and, to the best of HomeBase's knowledge, beneficial owners of 5% or more of the HomeBase Common Stock after the Distribution. The information in the following table is based on the ownership of Waban Common Stock as of October 26, 1996.

                                       SHARES OF HOMEBASE
                                          COMMON STOCK      PERCENT OF OUTSTANDING SHARES
                                         EXPECTED TO BE      OF COMMON STOCK EXPECTED TO
NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIALLY OWNED(1)   BE BENEFICIALLY OWNED(1)
------------------------------------  --------------------- -----------------------------
FMR Corp....................                2,613,967(2)                 8.0%
 82 Devonshire Street
 Boston, Massachusetts 02109
The Prudential Insurance
 Company of America.........                2,468,254(3)                 7.5%
 Prudential Plaza
 Newark, New Jersey 01702
David J. Greene and Company.                2,427,050(4)                 7.4%
 599 Lexington Avenue
 New York, New York 10022
Stanley H. Feldberg(5)......                   21,134                     *
Allan P. Sherman............                  133,250                     *
Lorne R. Waxlax.............                    8,000                     *
Edward J. Weisberger........                   93,417                     *
Herbert J. Zarkin...........                  377,682                    1.1%
Thomas F. Gallagher.........                    6,648                     *
Scott Richards..............                   10,656                     *
William B. Langsdorf........                    8,150                     *
All Directors and Executive
 Officers as a Group
 (8 persons)(5).............                  658,937                    2.0%

--------
 *Indicates less than 1%
(1) Includes the following shares of Common Stock that may be acquired upon exercise of outstanding stock options which were exercisable on October 26, 1996 or within 60 days thereafter: Mr. Feldberg, 1,000 shares; Mr. Sherman, 108,250 shares; Mr. Waxlax, 1,000 shares; Mr. Weisberger, 72,000 shares; Mr. Zarkin, 265,000 shares; Mr. Richards, 4,800 shares; Mr. Langsdorf, 7,550 shares; all directors and executive officers as a group, 459,600 shares. See "Management of HomeBase--Incentive and Other Plans" for a discussion of adjustments to outstanding options that will be made after the Distribution Date.
(2) Information is as of December 31, 1995 and is based on a Schedule 13G filed with the Commission by FMR Corp., Edward C. Johnson 3d and Abigail
    P. Johnson. FMR Corp. reported that it has sole power to vote or to direct the voting of 261,088 shares, and sole dispositive power as to all such shares. Includes 2,333,479 shares beneficially owned by Fidelity Management & Research Company, a registered investment adviser.

(3) Information is as of December 31, 1995 and is based on a Schedule 13G filed with the Commission by Prudential. Prudential reported that it has sole power to vote 5,900 shares and shared power to vote 2,460,981 shares and has sole dispositive power with respect to 5,900 and shared dispositive power with respect to 2,460,981 shares. Includes 1,373 shares issuable upon conversion of the Convertible Debentures.

(4) Information is as of December 31, 1995 and is based on a Schedule 13G filed with the Commission by David J. Greene and Company, a registered broker-dealer and investment adviser. David J. Greene and Company reported that it has sole power to vote 144,200 shares and shared power to vote 1,611,800 shares and has sole dispositive power with respect to 144,200 shares and shared dispositive power with respect to 2,282,850 shares.
(5) Includes the following shares beneficially owned by the following persons as trustees or custodians of which beneficial interest is disclaimed unless otherwise indicated: Stanley H. Feldberg (13,366 shares). Excludes the following shares beneficially owned by or held in trust by or for the benefit of the respective spouses of the following persons and any shares held in a trust for which the following persons are income beneficiaries, as to which the following persons disclaim beneficial ownership: Stanley
    H. Feldberg (10,000 shares).

                       DESCRIPTION OF BJI CAPITAL STOCK

AUTHORIZED CAPITAL STOCK

  As of the Distribution Date, BJI's authorized capital stock will consist of 200 million shares of capital stock, of which 180 million shares will be designated as BJI Common Stock, $.01 par value per share, and 20 million shares will be designated as preferred stock, $.01 par value per share (the "Preferred Stock"). The following summary description of BJI's capital stock is qualified in its entirety by reference to the BJI Certificate and the BJI By-laws, as the same will be in effect on the Distribution Date.

COMMON STOCK

  BJI will be authorized to issue 180 million shares of BJI Common Stock. Based on the number of shares of Waban Common Stock outstanding as of October 26, 1996, approximately 32.7 million shares of BJI Common Stock are expected to be issued and outstanding immediately following the Distribution Date. If the Convertible Debentures are converted prior to the Distribution, an additional 4,387,879 shares of BJI Common Stock would be outstanding immediately following the Distribution Date.

  Subject to the rights of holders of Preferred Stock and any other senior class of stock, holders of BJI Common Stock will be entitled to receive such dividends as may from time to time be declared by the Board of Directors of BJI. Holders of BJI Common Stock will be entitled to one vote per share on every question submitted to them at a meeting of stockholders or otherwise. In the event of a liquidation, dissolution or winding up and distribution of the assets of BJI, after paying or setting aside for the holders of Preferred Stock and any other senior class of stock the full preferential amounts to which they are entitled, and subject to the rights of any series of Preferred Stock to participate pro rata with the BJI Common Stock with respect to distributions, the holders of BJI Common Stock will be entitled to receive pro rata all of the remaining assets of BJI available for distribution to BJI stockholders. There are no pre-emptive rights with respect to BJI Common Stock. The shares of BJI Common Stock to be issued in the Distribution will not be liable to further calls or assessments.

PREFERRED STOCK

  BJI will be authorized to issue up to 20 million shares of Preferred Stock without further stockholder approval (except as may be required by applicable stock exchange rules). Accordingly, the Board of Directors will be authorized to determine, without any further action by the holders of the BJI Common Stock, the dividend rights, dividend rate, conversion or exchange rights, voting rights, rights and terms of redemption, liquidation preferences and sinking fund terms of any series of Preferred Stock, the number of shares constituting any such series, and the designation thereof. No shares of Preferred Stock are expected to be issued and outstanding immediately following the Distribution.

  Should the BJI Board elect to exercise its authority to issue any additional series of Preferred Stock, the rights, preferences and privileges of holders of BJI Common Stock would be made subject to the rights, preferences and privileges of such additional series. BJI has no present plans to issue any such additional series of Preferred Stock.

         CERTAIN PROVISIONS OF THE BJI CERTIFICATE AND THE BJI BY-LAWS

  The internal affairs of BJI will be governed by, among other things, the laws of the State of Delaware, the BJI Certificate and the BJI By-laws. The BJI Certificate will contain several provisions, certain of which are substantially similar to provisions in Waban's Certificate of Incorporation, that may impede the acquisition of control of BJI by means of a tender offer, proxy fight or other means. The BJI By-laws will also contain provisions, certain of which are substantially similar to provisions contained in Waban's By-laws, that could have an anti-takeover effect. Set forth below is a description of such provisions in the BJI Certificate and the BJI By-laws, and of certain related provisions of Delaware law.

CLASSIFIED BOARD OF DIRECTORS

  The BJI Certificate and BJI By-laws will provide for the BJI Board to be divided into three classes of directors serving staggered three-year terms. As a result, beginning in 1998, approximately one-third of the BJI Board will be elected each year. The classified board is designed to ensure continuity and stability in the BJI Board's leadership and policies in the event of a hostile takeover attempt or proxy contest.

  The classified board would significantly extend the time required to effect any change in control of the BJI Board and may tend to discourage any hostile takeover bid for BJI. Because only a minority of the directors will be elected at each annual meeting, it would normally take at least two annual meetings for holders of even a significant majority of BJI's voting stock to effect a change in the composition of a majority of the BJI Board, absent approval of the BJI Board. Because of the additional time required to change the composition of the BJI Board, a classified board may also make the removal of incumbent management more difficult, even if such removal would be beneficial to stockholders generally, and may tend to discourage certain tender offers.

  The Waban Board believes the classified board provisions will enable the BJI Board to better protect the interests of BJI stockholders by aiding the BJI Board in any attempt to negotiate more favorable terms with a potential acquiror since such acquiror would be faced with a delay in obtaining control of BJI absent approval of the BJI Board.

NUMBER OF DIRECTORS; REMOVAL; FILLING VACANCIES

  The BJI By-laws will provide that the number of directors will be not less than three, with the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire BJI Board. The authority of the BJI Board to determine the exact number of directors could be used to prevent a stockholder from obtaining majority representation on the BJI Board simply by enlarging the BJI Board and filling the new directorships with its own nominees. Moreover, the BJI Certificate will provide that directors may be removed only for cause (as defined therein) and only by a vote of at least 67% of the outstanding shares of BJI Common Stock. This removal provision of the BJI Certificate may only be amended by the supermajority stockholder votes described below under "--Amendment of Certain Provisions of the BJI Certificate and the BJI By-laws."

  The BJI By-laws will provide that vacancies on the BJI Board may only be filled by the majority vote of the remaining directors and not by the stockholders, except that in the case of newly created directorships, if the remaining directors fail to fill any such vacancy, the stockholders may do so at the next annual meeting or a special meeting called for that purpose. Any director so elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been elected and qualified. This provision may have the effect in practice of limiting the power to fill vacancies only to the BJI Board because the BJI By-laws will not permit stockholders to call a special meeting (at which such vacancies could be filled). See "--Stockholder Action by Written Consent; Special Meetings" below. In addition, this vacancy provision of the BJI By-laws may not be amended by the stockholders without the supermajority stockholder votes described below under "--Amendment of Certain Provisions of the BJI Certificate and the BJI By-laws."

  These removal and vacancy provisions of the BJI Certificate and the BJI By-laws will preclude the holder of a majority of the BJI Common Stock from removing incumbent directors, or otherwise taking advantage of vacancies on the BJI Board, and simultaneously gaining control of the BJI Board by filling such resulting vacancies with its own nominees.

STOCKHOLDER ACTION BY WRITTEN CONSENT; SPECIAL MEETINGS

  The BJI By-laws will provide that special meetings of stockholders may be called only by the President or the Chairman of the Board or by vote of a majority of the entire BJI Board. This provision precludes independent stockholder action to call a special meeting of stockholders for consideration of any proposals, including proposals for certain takeovers or proposals to remove directors from office prior to the annual meeting of stockholders, unless such officers or the BJI Board believe consideration of such proposals to be appropriate.

  The BJI Certificate will provide that all stockholder action must be effected at a duly called meeting (and not by a consent in writing). This provision will give all of the stockholders of BJI an opportunity to participate in determining the appropriateness of any proposed action and prevents the holders of a majority of the voting stock from using the written consent procedure permitted by Delaware law to take action, including any attempt to gain control of BJI.

ADVANCE NOTICE PROVISION FOR STOCKHOLDER NOMINATIONS OF DIRECTORS AND OTHER STOCKHOLDER PROPOSALS

  The BJI By-laws will establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders and for nominations by stockholders of candidates for election as directors at an annual or special meeting at which directors are to be elected. Only such business may be conducted at an annual meeting of stockholders as has been brought before the meeting by, or at the direction of, the Chairman of the Board of Directors, or by a stockholder of BJI who is entitled to vote at the meeting who has given to the Secretary of BJI timely written notice, in proper form, of the stockholder's intention to bring that business before the meeting. The chairman of such meeting has the authority to make such determinations. Only persons who are nominated by, or at the direction of, the Chairman of the Board of Directors, or who are nominated by a stockholder who has given timely notice, in proper form, to the Secretary prior to a meeting at which directors are to be elected will be eligible for election as directors of BJI.

  To be timely, a stockholder's notice of business to be brought before an annual meeting and nominations of candidates for election as directors at any annual meeting shall be delivered to the Secretary of BJI at the principal executive offices of BJI not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the seventieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

  To be timely, a stockholder's notice of nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders if the stockholder's notice shall be delivered to the Secretary of BJI at the principal executive offices of BJI not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of the seventieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

  The notice of any nomination for election as a director must set forth the name and address of, and the class and number of shares of BJI held by, the stockholder who intends to make the nomination and the beneficial owner, if any, on whose behalf the nomination is being made; the name and address of the person or persons to be nominated; a representation that the stockholder is a holder of record of stock of BJI entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and the consent of each nominee to serve as a director if so elected.

CONSIDERATION OF NON-STOCKHOLDER CONSTITUENCIES

  The BJI Certificate will provide that in determining whether to take or refrain from taking corporate action on any matter, the BJI Board may take into account the interests of creditors, customers, employees and other constituencies of BJI and its subsidiaries, and the effect upon communities in which BJI and its subsidiaries do business in addition to any other considerations which the BJI Board may lawfully take into account. The purpose of these provisions is to specifically authorize the BJI Board to consider the interests of various constituencies of BJI and its subsidiaries, in addition to the interests of stockholders. Waban believes that these provisions are desirable to emphasize the BJI Board's authority to act to maintain and protect BJI as an enterprise.

AMENDMENT OF CERTAIN PROVISIONS OF THE BJI CERTIFICATE AND THE BJI BY-LAWS

  Under Delaware law, the stockholders may adopt, amend or repeal the by-laws, and with the approval of the board of directors, the certificate of incorporation. If the certificate so provides, the by-laws may be adopted, amended or repealed by the board of directors. The BJI Certificate will provide for such actions to be taken by the BJI Board, except as provided below. The BJI Certificate will contain provisions requiring the affirmative vote of the holders of at least 80% of all outstanding shares of BJI Common Stock, (i) to alter, amend, repeal or adopt certain provisions of the BJI Certificate (including the provisions of the BJI Certificate discussed above in this Section and including the amendment provisions described in this sentence) or (ii) to amend, alter or repeal certain provisions of the BJI By-laws (including the provisions of the BJI By-laws described above in this Section). These supermajority voting requirements will make it more difficult for stockholders to make changes in the above-described provisions of the BJI Certificate or the BJI By-laws, including changes designed to facilitate the exercise of control over BJI. In addition, these supermajority voting requirements will enable the holders of a minority of the outstanding shares of BJI Common Stock to prevent the holders of a majority or more from amending the above-described provisions of the BJI Certificate or the BJI By-laws. The supermajority vote requirements may be difficult to obtain, since the holders of at least 80% of all outstanding shares of BJI Common Stock must be present or represented by proxy at any meeting at which any such amendment is proposed and must vote in favor of such amendment.

PREFERRED STOCK

  The BJI Certificate will authorize the BJI Board to determine (without any further vote of the stockholders, except as may be required by applicable stock exchange rules), with respect to any series of Preferred Stock, the terms and rights of such series. See "Description of BJI Capital Stock-- Preferred Stock."

  In connection with the planned adoption of its Preferred Share Purchase Rights, BJI will designate and reserve for issuance upon exercise of such Rights shares of Series A Preferred Stock. See "--Preferred Share Purchase Rights" below. Although BJI has no intention at the present time of doing so, it could issue another series of Preferred Stock that could, depending on the terms of such series, either impede or facilitate the completion of a merger, tender offer or other takeover attempt. The BJI Board is not expected to seek stockholder approval prior to any issuance of authorized capital stock, including Preferred Stock, unless otherwise required by law or stock exchange rules. Frequently, opportunities arise that require prompt action, and the Waban Board believes that the delay occasioned by seeking stockholder approval of a specific issuance could be detrimental to BJI and its stockholders.

  The provisions of the BJI Certificate and the BJI By-laws described above pertaining to the classification of the BJI Board, the number, removal and nomination of directors, the filling of vacancies on the BJI Board, stockholder action by written consent, special meetings of stockholders and the related amendment provisions will be made subject to the provisions of any series of Preferred Stock or any other securities of BJI with respect to the election of directors upon specified circumstances or the voting of such securities, as the case may be.

CERTAIN RELATED PROVISIONS OF DELAWARE LAW

  Under Section 203 of the Delaware General Corporation Law, a corporation is prohibited from engaging in a business combination (as defined in said Section
203) with any Interested Stockholder (defined to include any person or group owning more than 15% of the corporation's outstanding voting stock) for a period of three years following the time such person or group became an Interested Stockholder. This prohibition does not apply if (i) prior to such time, the corporation's Board of Directors approved either the pertinent business combination or the transaction in which the Interested Stockholder became such, (ii) upon consummation of the transaction which resulted in such person or group first becoming an Interested Stockholder, such Interested Stockholder owned at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding, in the calculation of such 85% ownership level, shares owned by persons who are both officers and directors and shares owned by employee benefit plans under which participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer) or
(iii) subsequent to such time, the pertinent business combination is approved by the corporation's Board of Directors and holders of at least two-thirds of the corporation's voting stock not owned by the Interested Stockholder voting at an annual or special stockholders' meeting. Any such special stockholders' meeting could only be called in the manner described above under "-- Stockholder Action by Written Consents; Special Meetings." In addition, subject to certain notice and related timing requirements, business combinations consisting of (x) mergers or consolidations requiring stockholder approval, (y) certain asset sales or related transactions and (z) tender or exchange offers for more than 50% of the corporation's voting stock are permitted where such business combination (i) is with a person or group which either was not an Interested Stockholder during the preceding three years or which became such with the approval of the corporation's Board of Directors and (ii) is approved (or not opposed) by a majority of the disinterested directors (as defined in said Section 203).

  Delaware law provides certain procedures for a corporation to elect not to be covered by Section 203. BJI will not seek to adopt any procedure opting out of Section 203 prior to the Distribution, and, consequently, absent such an election in the future, any business combination involving an Interested Stockholder must comply with these provisions of Delaware law. Following the Distribution Date, any future election to opt out of Section 203 can be effected only by an amendment to the BJI Certificate or the BJI By-laws. Any such election would not be effective for a period of 12 months following the date of adoption of such amendment and would not apply to a business combination with any Interested Stockholder who became such prior to such date of adoption.

INDEMNIFICATION AND INSURANCE

  Under Delaware law, directors and officers of BJI, as well as other employees and individuals, may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation (a "derivative action")) if they acted in good faith in a manner they reasonably believed to be in or not opposed to the best interests of BJI, and, with respect to any criminal action or proceeding had no reasonable cause to believe their conduct was unlawful. A similar standard of care is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with defense or settlement of such actions and Delaware law requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to BJI.

  The BJI Certificate will provide that each person who was or is made a party to, or is involved in, any threatened, pending or completed action, suit, proceeding or claim by reason of the fact that he or she is or was a director or officer of BJI (or if such person is or was serving at the request of BJI as a director, officer, employee or agent for any other entity) shall be indemnified and held harmless by BJI, to the full extent authorized by Delaware law, as in effect from time to time, against all expenses (including attorneys' fees), judgments, fines, penalties and amounts to be paid in settlement incurred by such person in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim.

  The rights to indemnification and the payment of expenses to be provided by the BJI Certificate do not apply to any action, suit, proceeding or claim initiated by or on behalf of a person otherwise entitled to the benefit of such provisions. Any person seeking indemnification under the BJI Certificate shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. The BJI Certificate will provide that the rights to indemnification and the payment of expenses provided thereby shall not be exclusive of any other right which any person may have or acquire under any statute, provision of the BJI Certificate or BJI By-laws, or otherwise. Any repeal or modification of such indemnification provisions shall not adversely affect any right or protection of a director or officer with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

  BJI will also enter into indemnification agreements with each of its directors and officers. See "Management of BJI--Indemnification Agreements."

  BJI is expected to maintain insurance, at its expense, to protect itself and any of its directors, officers, employees or agents covered thereby against any expense, liability or loss, whether or not BJI would have the power to indemnify such person against such expense, liability or loss under the Delaware law, so long as such insurance is available at reasonable rates.

ELIMINATION OF LIABILITY IN CERTAIN CIRCUMSTANCES

  Consistent with applicable provisions of Delaware law, the BJI Certificate will limit a director's monetary liability to BJI or its stockholders for breach of fiduciary duty, except for situations entailing bad faith, intentional misconduct, a knowing violation of law, unlawful dividend payments or stock purchases or redemptions, acquisition of improper personal benefit or breach of duty of loyalty. Future amendments to such provisions of Delaware law will automatically be applied to BJI without any requirement of stockholder approval. Consequently, such amendments could result in the expansion of directors' protections under such exculpation provisions without additional consideration by stockholders. As a result of inclusion of this provision, stockholders may be unable to recover monetary damages against directors for actions which constitute negligence or gross negligence or which are in violation of their fiduciary duties, although it may be possible to obtain injunctive or other equitable relief with respect to such actions. If equitable remedies are found not to be available to stockholders for any particular case, stockholders may not have any effective remedy against the challenged conduct. Thus, directors will have a personal stake, at the potential expense of stockholders, in such exculpation provisions of the BJI Certificate. Such exculpation provisions would not limit directors' liability for violation of the federal securities laws. Such provisions will not apply to officers who are not directors of BJI.

PREFERRED SHARE PURCHASE RIGHTS

  The BJI Board is expected to authorize a Rights Plan, pursuant to which one preferred share purchase right (a "Right") will be distributed together with and will attach to each share of BJI Common Stock to be distributed in the
Distribution. The Rights will expire on    , unless earlier redeemed or
exchanged. Each Right entitles the holder to purchase one one-thousandth of a
share of Series A Preferred Stock of BJI at an exercise price of $    per
Right (subject to adjustment). The Rights will be exercisable only if a person or group has acquired beneficial ownership of 20% or more of the outstanding BJI Common Stock or announces a tender or exchange offer that would result in such person or group owning 30% or more of the BJI Common Stock. Such percentages may, in the Board's discretion, be lowered, although in no event below 10%. If any person becomes the beneficial owner of 20% or more of the shares of BJI Common Stock (an "Acquiring Person"), except pursuant to a tender or exchange offer for all shares at a fair price as determined by the outside members of the BJI Board, each Right not owned by such Acquiring Person will enable its holder to purchase that number of shares of the BJI Common Stock which equals the exercise price of the right divided by one-half of the current market price of the BJI Common Stock at the date of the occurrence of the event. In addition, if, after a person or group has become an Acquiring Person, BJI is involved in a merger or other business combination transaction with another person or group in which it is not the surviving corporation or in connection with which the BJI Common Stock is changed or converted, or it sells or transfers 50% or more of its assets or earning power to another person, each Right that has not previously been exercised will entitle its holder to purchase that number of shares of common stock of such other person which equals the exercise price of the Right divided by one-half of the current market price of such common stock at the date of the occurrence of the event. BJI will generally be entitled to redeem the Rights at $.01 per Right at any time until the 10th day following public announcement that a person or group has become an Acquiring Person.

  The Series A Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Subject to the rights of holders of any shares of any Preferred Stock ranking prior and superior to the Series A Preferred Stock, each share of Series A Preferred Stock will be entitled to a preferential quarterly dividend payment of the greater of (a) $1.00 per share or (b) an aggregate dividend of 1,000 times the dividend declared per share of BJI Common Stock. In the event of liquidation, the holders of the Series A Preferred Stock will be entitled to a minimum preferential liquidation payment of $100 per share and will be entitled to an aggregate payment of 1,000 times the payment made per share of BJI Common Stock. Each share of Series A Preferred Stock will have 1,000 votes, voting together with the BJI Common Stock. Finally, in the event of any merger, consolidation or other transaction in which BJI Common Stock is exchanged, each share of Series A Preferred Stock will be entitled to receive 1,000 times the amount received per share of BJI Common Stock. These rights are protected by customary antidilution provisions.

  Because of the nature of the Series A Preferred Stock's dividend, liquidation and voting rights, the value of one one-thousandth of a share of Series A Preferred Stock purchasable upon exercise of the Right associated with each share of BJI Common Stock should approximate the value of one share of BJI Common Stock.

  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of BJI, including without limitation the right to vote or receive dividends.

  The Rights are designed to protect stockholders of BJI in the event of unsolicited offers to acquire BJI and other coercive takeover tactics. The Rights may cause substantial dilution to a person or group that attempts to acquire BJI on terms not approved by the BJI Board, and therefore may render an unsolicited takeover of BJI more difficult or less likely to occur. However, the Rights should not interfere with any merger or other business combination approved by the BJI Board since the Rights may be redeemed by BJI at $.01 per Right prior to the tenth day after the public announcement that a person or group has become an Acquiring Person.

                                 PROPOSAL TWO

        APPROVAL OF AMENDMENT TO THE WABAN CERTIFICATE OF INCORPORATION

  Approval of the Distribution Proposals will also constitute approval of an amendment to the Certificate of Incorporation of Waban which would change the name of Waban Inc. to "HomeBase, Inc.", effective only if the Distribution occurs (the "Name Change"). Even if the Distribution Proposal is approved by stockholders, the Waban Board may determine not to file the amendment to the Waban Certificate reflecting the Name Change, including if further investigation reveals that "HomeBase, Inc." may not be reasonably available for use by Waban. In such case, Waban intends to propose an alternative name change for a vote by the stockholders of Waban at the next annual meeting of stockholders.

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

                                PROPOSAL THREE

         APPROVAL OF AMENDMENT TO THE WABAN 1989 STOCK INCENTIVE PLAN

  Approval of the Distribution Proposals will also constitute approval of an amendment to Waban's 1989 Stock Incentive Plan (the "Waban Stock Incentive Plan") increasing the maximum number of shares of Common Stock issuable under the Waban Stock Incentive Plan from 5,750,000 to 7,750,000. Stockholder approval of the additional 2,000,000 shares is being sought in part to provide the increased number of shares required in connection with the proportionate adjustment to be made to currently outstanding options under the Waban Stock Incentive Plan as a result of the Distribution. See "Management of HomeBase-- Incentive and Other Plans."

  As of October 26, 1996, options and stock-based awards had been granted under the Waban Stock Incentive Plan with respect to an aggregate of 4,214,526 shares (net of cancellations and forfeitures) and 1,535,474 shares remained available for future grants under the Waban Stock Incentive Plan. Waban believes the 2,000,000 additional shares, together with those which currently remain available for grant and those which will become available for grant as a result of the termination of outstanding options currently held by persons who do not continue as employees of Waban after the Distribution, should provide a sufficient number of shares to enable option and other awards to be granted through the life of the Waban Stock Incentive Plan, which currently expires on June 14, 1999. The following persons are expected to be eligible to participate in the Waban Stock Incentive Plan immediately following the
Distribution: five executive officers and approximately 200 other key employees of HomeBase.

DESCRIPTION OF THE WABAN STOCK INCENTIVE PLAN

  The Waban Stock Incentive Plan permits the granting of a variety of stock and stock-based awards to officers and key employees of Waban and its subsidiaries, including: stock options; restricted and unrestricted shares; rights to receive cash or shares on a deferred basis or based on performance; rights to receive cash or shares in respect of increases in the value of Common Stock; cash payments sufficient to offset the federal ordinary income taxes of participants resulting from transactions under the Waban Stock Incentive Plan; loans to participants in connection with awards; and other Common Stock-based awards, including the sale or award of convertible securities, that meet the requirements of the Waban Stock Incentive Plan. The Waban Stock Incentive Plan also provides that option holders may, unless otherwise provided at the time of grant, surrender outstanding options in exchange for a cash payment during the 60-day period following a Change of Control of Waban (as defined in the Waban Stock Incentive Plan).

  The Waban Stock Incentive Plan is administered by the Executive Compensation Committee. The Executive Compensation Committee has full power to select, from among the employees eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each grant, subject to the provisions of the Waban Stock Incentive Plan.

  Subject to adjustment for stock splits and similar events, currently a total of 5,750,000 shares of Common Stock may be issued under the Waban Stock Incentive Plan. The Waban Stock Incentive Plan also permits the issuance of securities convertible into Common Stock, including a maximum of 500,000 shares of preferred stock of Waban. Awards and shares which are forfeited, reacquired by Waban or satisfied by a cash payment or otherwise without the issuance of Common Stock are not counted toward this limitation. Shares delivered under awards in substitution for awards held by employees of companies or businesses acquired by Waban or its subsidiaries are in addition to the maximum number of shares authorized under the Waban Stock Incentive Plan to the extent that the substitute awards (i) are granted to persons whose relationship to Waban does not make (and is not expected to make) them subject to Section 16(b) of the Exchange Act and (ii) are granted in substitution for awards issued under a plan approved, to the extent then required under Rule 16b-3 under the Exchange Act, by the stockholders of the predecessor entity.

  The Executive Compensation Committee is required to make appropriate adjustments in connection with outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation or similar event, the Committee may provide for substitution or adjustments or may accelerate or, upon payment

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or other consideration for the vested portion of any awards as the Executive
Compensation Committee deems equitable, terminate such awards (subject to the provisions described under "Change of Control" below). The Board of Directors may at any time amend or discontinue the Waban Stock Incentive Plan and the Executive Compensation Committee may at any time amend or cancel awards (or provide substitute awards or reduced exercise or purchase prices, including lower-priced awards upon the termination of any then outstanding awards) and may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine to be appropriate. However, no such action may adversely affect any rights under outstanding awards without the holder's consent. Moreover, any amendment that would cause the Waban Stock Incentive Plan to fail to satisfy any then applicable incentive stock option rules under the Code shall be ineffective unless approved by the stockholders.

  Persons eligible to participate in the Waban Stock Incentive Plan are those full- or part-time officers and other key employees of Waban or its subsidiaries who are responsible for or contribute to the management, growth or profitability of the business of Waban, as selected from time to time by the Executive Compensation Committee. Persons who are not employees of Waban or a parent or subsidiary (as those terms are used in Section 422 of the Code) are not eligible to receive grants of incentive options, as defined below. The Waban Stock Incentive Plan limits the terms of awards to ten years (ten years and one day in the case of non-statutory options, as defined below) and currently prohibits the granting of awards after June 14, 1999.

  Stock Options. The Waban Stock Incentive Plan permits the granting of non-transferable stock options to acquire Common Stock that qualify as incentive stock options ("incentive options") under Section 422 of the Code and non-transferable stock options that do not so qualify ("non-statutory options"). The Executive Compensation Committee may provide that, upon exercise of an option, the participant will receive shares of Restricted Stock or Deferred Stock awards (see below). The exercise price of each option is determined by the Executive Compensation Committee, but may not be less than 100% of the fair market value of the shares on the date of grant.

  The Executive Compensation Committee determines the term of each option and at what time or times each option may be exercised, and the exercisability of options may be accelerated by the Executive Compensation Committee. In the event of termination of employment by reason of normal retirement, disability or death, an option may thereafter be exercised (to the extent it was then exercisable) for a period of three years, or such shorter period as may be specified by the Executive Compensation Committee at the time of grant, subject to the stated term of the option. In the event of termination of employment for any reason other than normal retirement, disability or death, an option may thereafter be exercised, to the extent then exercisable, for three months (or such longer period of up to three years as the Executive Compensation Committee determines at or after the grant date) following termination, subject to the stated term of the option. However, options cease to be exercisable upon termination for Cause (as defined in the Waban Stock Incentive Plan).

  Stock Appreciation Rights. The Executive Compensation Committee may grant non-transferable stock appreciation rights entitling the holder upon exercise to receive an amount, in any combination of cash or shares of unrestricted Common Stock, Restricted Stock or Deferred Stock awards, not greater in value than the increase since the date of grant in the value of the shares covered by such right. Stock appreciation rights may be granted separately from or in tandem with the grant of an option. In addition, the Executive Compensation Committee may determine, if so requested by an option holder, that Waban will pay the optionee, in cancellation of an option not accompanied by a related stock appreciation right, any combination of cash, unrestricted Common Stock, Restricted Stock or Deferred Stock awards not greater in value than the increase since the date of grant in the value of the shares covered by the option.

  The exercise value of a stock appreciation right is generally determined by reference to the closing sale price of Common Stock on the date of exercise. However, the Executive Compensation Committee may establish, by rule of general application, a uniform method of determining an exercise value of any rights exercised or requests honored with respect to officers of Waban subject to Section 16(b) of the Exchange Act who are able to exercise such rights only during certain limited periods, not in excess of the highest closing sale

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price of Common Stock reported on the New York Stock Exchange Composite
Transactions Index during such period.

  Restricted Stock and Unrestricted Stock. The Executive Compensation Committee may award shares of Common Stock subject to such conditions and restrictions (including vesting) as the Committee may determine ("Restricted Stock"). The purchase price, if any, of shares of Restricted Stock may not exceed the par value of those shares.

  The Executive Compensation Committee may at any time waive such restrictions, including through accelerated vesting. Shares of Restricted Stock are non-transferable and if a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the lapse or waiver of the restrictions, Waban may require the forfeiture of or repurchase the shares. A holder of Restricted Stock has all rights of a stockholder with respect to such stock, subject only to conditions and restrictions generally applicable to Restricted Stock or specifically set forth in the Restricted Stock award agreement.

  The Executive Compensation Committee may grant shares (at no cost or for a purchase price equal to par value or less) which are free from any restrictions under the Waban Stock Incentive Plan ("Unrestricted Stock").

  Deferred Stock. The Executive Compensation Committee may make Deferred Stock awards under the Waban Stock Incentive Plan. These are non-transferable awards entitling the recipient to receive shares of Common Stock without any payment in one or more installments at a future date or dates. Receipt of Deferred Stock may be conditioned on such matters as the Executive Compensation Committee shall determine, including continued employment or attainment of performance goals. Except as otherwise determined by the Executive Compensation Committee prior thereto, all such rights terminate upon the participant's termination of employment.

  Performance Units. The Executive Compensation Committee may award non-transferable Performance Units entitling the recipient to receive shares of Common Stock or cash in such combinations as the Executive Compensation Committee may determine. Payment of the award may be conditioned on achievement of specified performance goals over a fixed or determinable period and such other conditions as the Executive Compensation Committee may determine. Except as otherwise determined by the Executive Compensation Committee prior thereto, rights under a Performance Unit award terminate upon a participant's termination of employment.

  Other Stock-Based Awards. The Executive Compensation Committee may grant other types of awards of, or based on, Common Stock ("Other Stock-Based Awards"). Such awards may include securities convertible into or exchangeable for shares of Common Stock upon such conditions, including attainment of performance goals, as the Executive Compensation Committee may determine. Convertible securities offered under Other Stock-Based Awards may be convertible debt or shares, not exceeding in the aggregate 500,000 shares, of convertible preferred stock.

  The Executive Compensation Committee may determine the amount and form of consideration, if any, payable upon the issuance or exercise of Other Stock-Based Awards. However, Common Stock must be issued (including upon conversion, exchange or otherwise) either as bonus stock or for a price equal to at least 50% of its fair market value on the grant or the effective date (or conversion or exchange date), and securities convertible into Common Stock must be issued as a bonus or for a price equal to at least 50% of their fair market value on the grant or issuance date. The Executive Compensation Committee may prescribe limitations or conditions requiring forfeiture by the participant, or permitting repurchase by Waban, of Other Stock-Based Awards or related Common Stock or securities, and may at any time accelerate or waive any such limitations or conditions. The recipient of an Other Stock-Based Award will have rights of a stockholder to the extent, if any, specified by the Executive Compensation Committee in the Other Stock-Based Award agreement.

  Supplemental Grants. The Executive Compensation Committee may authorize loans from Waban in connection with awards granted or exercised under the Waban Stock Incentive Plan. Loans may be for up to ten

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

years, may be secured or unsecured and may be with or without recourse against the participant. Each loan shall be subject to such additional terms and conditions and shall bear such rate of interest, if any, as the Executive Compensation Committee shall determine. However, the amount of any loan may not exceed the total exercise or purchase price plus an amount equal to the cash payment which could have been paid to the borrower in respect of taxes as described in the next paragraph.

  The Executive Compensation Committee may at any time grant to a participant the right to receive a cash payment in connection with taxable events (including the lapse of restrictions) under grants or awards. The amount of such payment is determined in relation to the taxable amount recognized in respect of such other grant or award, based on the maximum marginal federal tax rate (or such lower rate as the Executive Compensation Committee may determine) in effect at the time such taxable income is recognized. The amount of any such payment may be up to but may not exceed the amount estimated to be necessary to cover the federal income tax so calculated as due with respect to such other grant or award and with respect to the cash payment itself.

  Dividends and Deferrals. The Executive Compensation Committee may require or permit the immediate payment or the waiver, deferral or investment of dividends paid on awards under the Waban Stock Incentive Plan and amounts equal to dividends which would have been paid if shares subject to an award had been outstanding, and may permit participants to make elections to defer receipt of benefits under the Waban Stock Incentive Plan. The Executive Compensation Committee may also provide for the accrual of interest or dividends on amounts deferred under the Waban Stock Incentive Plan on such terms as the Executive Compensation Committee may determine.

  Change of Control. The Waban Stock Incentive Plan provides that, in the event of a Change of Control of Waban, unless otherwise expressly provided at the time of grant, all stock options and stock appreciation rights will become immediately exercisable. Restrictions and conditions on other awards will automatically be deemed satisfied to the extent that the Executive Compensation Committee may determine (whether at or after the time of grant). The definition of Change of Control, however, provides that, unless otherwise determined by the Executive Compensation Committee, a transaction shall not be deemed to be a Change of Control with respect to a participant if the participant takes part in the transaction (within the meaning of the definition).

  Also in the event of a Change of Control, during the 60-day period following such Change of Control each optionholder (other than the holder of an option as to whom the Executive Compensation Committee determined at the time of grant that the rights described below would not apply, and other than any optionholder who initiates the Change of Control or who participates in the transaction in the manner specified in the definition of Change of Control) may, upon notice to Waban, surrender outstanding options to Waban in exchange for a cash payment equal to the excess of the fair market value (subject to the special rule for non-statutory options described below) on the date of surrender of the shares subject to the option over the aggregate exercise price. Persons subject to Section 16(b) of the Exchange Act must have held such options for at least six months prior to surrender. In addition, except as otherwise provided by the Executive Compensation Committee, the availability to persons subject to Section 16(b) of the Exchange Act of this right to surrender options for cash upon a Change of Control is conditioned on the receipt of a favorable interpretive letter of the staff of the Securities and Exchange Commission with respect to this right. For purposes of the surrender of non-statutory options, "fair market value" means the highest reported sales price, regular way, of a share of Common Stock on the New York Stock Exchange Composite Transactions Index during the 60-day period prior to the Change of Control or, if higher (in the case of a Change of Control occurring by reason of certain acquisitions), the highest per share price paid or reported in connection with such acquisition.

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

  The granting of awards under the Waban Stock Incentive Plan is discretionary, and Waban cannot now determine the number or type of awards to be granted in the future to any particular person or group. The following table sets forth the benefits received by the Named HomeBase Officers and the indicated groups under the Waban Stock Incentive Plan during fiscal 1995:

                               NEW PLAN BENEFITS

                                                              DOLLAR    NUMBER
                   NAME AND POSITION(1)                      VALUES(2) OF SHARES
                   --------------------                      --------- ---------
Herbert J. Zarkin, Chairman of the Board...................   $     0   100,000
Allan P. Sherman, President and Chief Executive Officer....         0    50,000
Thomas F. Gallagher, Executive Vice President, Store Opera-
 tions.....................................................        --       --
Scott Richards, Executive Vice President, Merchandising....        --       --
Willliam B. Langsdorf, Senior Vice President and Chief Fi-
 nancial Officer...........................................        --       --
HomeBase Executive Officers, as a Group....................         0   150,000
HomeBase Non-Executive Officer Directors, as a Group(3)....        --        --
HomeBase Non-Executive Officer Employees, as a Group(3)....    19,000     9,500

--------
(1) The amounts in this table reflect benefits under the Waban Stock Incentive Plan granted during fiscal 1995. In addition, the following stock option awards were made under the Waban Stock Incentive Plan during fiscal 1996:
    Mr. Zarkin, 250,000 shares; Mr. Sherman, 20,000 shares; Mr. Gallagher, 15,000 shares; Mr. Richards, 13,000 shares; Mr. Langsdorf, 4,000 shares; HomeBase Executive Officers, as a group, 302,000 shares; and HomeBase Non-Executive Officer Employees, as a group, 168,075 shares. In addition, in fiscal 1996 Mr. Gallagher was granted 6,000 shares of restricted stock at zero cost and Mr. Richards was granted 5,000 shares of restricted stock at zero cost and 11,000 shares of restricted stock were granted to HomeBase Non-Executive Officer Employees at zero cost. Since the granting of awards is discretionary, Waban cannot now determine the number or type of awards to be granted in the future under the plan.
(2) Represents the difference between the exercise price per share payable by the indicated person and the fair market value of the Common Stock on the date of grant for stock options and, for restricted stock, represents the market price on the date of grant.
(3) Excludes options to purchase 40,000 shares granted in 1995 and 70,000 shares granted in 1996 to Mr. Weisberger in his capacity as an executive officer of Waban.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following discussion is for general information only and does not purport to be a complete description of federal tax aspects of the Stock Incentive Plan.

  Incentive Options. The grant of an incentive option does not produce taxable income to the optionee or a deduction to Waban. If an incentive option is exercised while the optionee is employed or within three months following the termination of employment (twelve months in the case of termination of employment because of permanent disability), or after the optionee's death if death occurs during the foregoing periods, exercise of the option will in general also not produce taxable ordinary income to the optionee or a deduction to Waban. For alternative minimum tax purposes, however, such exercise will increase the optionee's "alternative minimum taxable income" and may result in a liability to pay the alternative minimum tax.

  If an incentive option is exercised other than as described above, the tax consequences will be the same as those described below for non-statutory options. Also, to the extent that the aggregate fair market value of the stock (determined at time of grant) with respect to which incentive options granted under all option plans of Waban and its subsidiary corporations are exercisable for the first time by an individual during any calendar year exceeds $100,000, such options will be treated as non-statutory stock options.

  If stock acquired upon the exercise of an incentive option is not disposed of within two years from the date the option is granted or within one year after the date the option is exercised, gain or loss recognized upon disposition of the stock will be capital gain or loss. If these one-year and two-year holding period requirements

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are not satisfied, the participant will realize ordinary income at the time of disposition of the stock. (A disposition giving rise to such ordinary income is referred to as "disqualifying disposition".) Upon a disqualifying disposition, a participant will generally realize ordinary income equal to the difference between fair market value of the stock on the date of exercise and the exercise price, and Waban will be entitled to a deduction equal to such amount. Any additional gain recognized in the disposition will be a capital gain for which no deduction will be available. If the disqualifying disposition is a sale or exchange with respect to which loss (if sustained) would be recognized, then the amount of ordinary income realized upon the disqualifying disposition (and the amount of Waban's deduction) will not exceed the excess of the amount realized on such sale or exchange over the adjusted basis of the stock.

  If a participant exercises an incentive option in whole or in part by surrendering previously acquired stock, no gain or loss is recognized on the exchange of the previously acquired shares unless the exchange results in a disqualifying disposition of the shares surrendered. Such a disqualifying disposition may result in the realization of ordinary income.

  Non-Statutory Options. The grant of a non-statutory option does not produce taxable income to the optionee or a deduction to Waban. A participant exercising a non-statutory option realizes ordinary income in the amount of the difference between the exercise price and the then market value of the shares, and Waban is entitled to a corresponding deduction (subject to any withholding or reporting requirements). If a participant exercises a non-statutory option by surrendering previously acquired stock, no gain or loss is recognized on the exchange for an equivalent number of new shares. The participant will realize ordinary income, and Waban will be entitled to a corresponding deduction (subject to any withholding or reporting requirements), in general equal to the fair market value of any new shares received in excess of the number of previously acquired shares surrendered in the exchange.

  Surrender of Options. If an individual surrenders all or any portion of an option in exchange for cash or stock, the individual realizes ordinary income subject to withholding (and Waban is in general entitled to a deduction) equal to the amount of cash and the fair market value of the stock received.

  Stock Appreciation Rights. No income is realized by an individual in connection with the grant of a stock appreciation right. A participant exercising a stock appreciation right realizes ordinary income subject to withholding (and Waban is entitled to a corresponding deduction) equal to the amount of cash and the fair market value of any shares received.

  Restricted Stock. In general, an award of Restricted Stock under the Waban Stock Incentive Plan will result in ordinary income to the employee only if, and when, the shares of Restricted Stock become transferable or are no longer subject to a substantial risk of forfeiture. Notwithstanding these general rules, an employee may elect under Section 83(b) of the Code to recognize immediately the ordinary income associated with an award of Restricted Stock. In any case, the ordinary income will equal the excess of the fair market value of the shares of Restricted Stock, determined as of the date the income with respect to such shares is recognized, over the price (if any) paid. Waban will in general be entitled to a deduction equal to the amount of the ordinary income, if any, subject to the limitations of Section 162(m) of the Code, recognized by the employee in respect of the transfer of shares of Restricted Stock. If any employee who has elected immediate recognition under Section 83(b) of the Code subsequently forfeits such shares, he or she will be entitled to a capital loss equal to the excess, if any, of the amount of the adjusted basis of the stock over any refund of the purchase price paid to the employee upon the forfeiture. An employee selling shares after forfeiture restrictions have lapsed or been removed will recognize capital gain or loss equal to the difference between the ordinary income previously recognized (plus any amount paid for the shares) and the amount received upon sale. If Restricted Stock is received in connection with another award under the Stock Incentive Plan, the ordinary income and the deduction, if any, associated with such award may be deferred in accordance with the rules described above for Restricted Stock.

  Deferred Stock. An employee granted an award of Deferred Stock will not realize income upon grant, nor will Waban be entitled to any deduction at that time. The employee will generally recognize ordinary income

(and Waban will be entitled to a deduction, subject to the limitations of Section 162(m) of the Code) equal to the fair market value of the shares upon the transfer of shares to the employee at the expiration of the last applicable deferral period. Amounts paid to an employee in respect of Deferred Stock prior to such transfer, and dividends paid on shares of Deferred Stock after such transfer, will be taxable as ordinary income to the employee. Waban will in general be entitled to a deduction for any amounts paid in respect of awarded shares prior to such transfer. Upon a sale of such shares, the employee will recognize capital gain or loss equal to the difference between the ordinary income previously recognized in respect of the transfer of the shares to the employee and the amount received upon sale. If a right to Deferred Stock is received under another award under the Waban Stock Incentive Plan (for example, upon exercise of an option), the ordinary income and the deduction, if any, associated with such award may be deferred as described above for Deferred Stock.

  Other Stock-Based Awards. The tax consequences associated with Stock-Based Awards under the Stock Incentive Plan other than those specifically described above, will, in general, be as follows:

  Prior to the receipt of shares by an employee, the employee will recognize no income and Waban will not be entitled to a deduction. Upon such receipt, or if later, when the shares become transferable or are no longer subject to a substantial risk of forfeiture, the employee will realize ordinary income (and Waban will in general be entitled to a deduction, subject to the limitations of Section 162(m) of the Code) equal to the excess of the fair market value of the shares at such time over any amount paid for the shares. If shares at the time of receipt are subject to a substantial risk of forfeiture and are non-transferable, the employee may elect, at the time of receipt, under Section 83(b) of the Code, to have the ordinary income in respect of the receipt recognized and measured at the time of receipt. (If such shares are subsequently forfeited, the employee will be entitled to a capital loss equal to the excess, if any, of the amount of the adjusted basis of the stock over the amount received upon forfeiture.)

  Upon a sale of shares received under an Other Stock-Based Award, the difference between the amount of ordinary income previously realized in respect of such shares (plus any amount paid for the shares) and the amount received in the sale will be a capital gain or loss. If cash is transferred to the employee under an Other Stock-Based Award, the employee will include as ordinary income at the time of receipt the full amount of cash received.

  It is unclear how the receipt of convertible securities under the Waban Stock Incentive Plan will be treated for federal tax purposes. The tax consequences will depend in part on whether, under the law at the time of the receipt, the receipt is deemed to involve an option and, if so, whether the option element has a readily ascertainable fair market value. If the convertible security is analyzed for tax purposes as a single unit of property, rather than property having a separate option feature, or if the option feature is deemed to have a readily ascertainable fair market value, then the employee will realize ordinary income (and Waban will in general be entitled to a deduction), at the time of receipt of the security equal to the fair market value at that time (except that if the security is not transferable and is subject to a substantial risk of forfeiture, income will be recognized and a deduction will generally be available to Waban at such later time as the security becomes transferable or the relevant restrictions lapse unless immediate recognition is elected under Section 83(b) of the
Code). If the convertible security is analyzed for tax purposes as a single unit of property, the subsequent exercise of the conversion feature will not result in the recognition of income. On the other hand, if the security is viewed under applicable tax principles as consisting in part of property and in part of an option without a readily ascertainable fair market value, no income will be recognized by the employee in respect of the option element until conversion of the security at which time the employee will be treated for tax purposes as if he or she had exercised a non-statutory option.

  Supplemental Grants. In general, bona fide loans made under the Waban Stock Incentive Plan will not result in taxable income to the recipient or in a deduction to Waban. However, any such loan made at a rate of interest lower than certain rates specified under the Code may result in the difference being included in the borrower's income. Forgiveness of all or a portion of a loan will also result in income to the borrower and a deduction for Waban, subject to the limitations of Section 162(m) of the Code. In general, interest paid on loans under the Waban Stock Incentive Plan will be deductible only if it constitutes "investment interest", and the deductibility of investment interest will in general be limited by the borrower's investment income. If outright cash grants are given in order to facilitate the payment of award-related taxes, the grants will be included as ordinary income by the recipient at the time of receipt and will in general be deductible by Waban.

  Payments in Respect of Change of Control. The Waban Stock Incentive Plan provides for acceleration or payment of awards and related stock in the event of a Change of Control, as defined in the Waban Stock Incentive Plan. Under the Code's so-called "parachute payment" rules, if a "disqualified individual" receives or is deemed to have received compensation, contingent on a Change of Control, in an amount equal to or greater than three times his or her average compensation for the five years preceding the year in which the Change of Control occurs, the excess received (or deemed to have been received) over the five-year average base amount is treated as an "excess parachute payment". Except to the extent it can be shown that such an "excess parachute payment" involved reasonable compensation, such excess will be nondeductible to Waban and its recipient will be subject to a 20 percent excise tax (in addition to any other taxes).

REASONS FOR STOCKHOLDER APPROVAL

  The Waban Stock Incentive Plan has been designed so that compensation recognized as a result of awards granted under the plan will qualify as performance-based compensation, and, accordingly, not be subject to the deduction limit imposed by Section 162(m) of the Code. However, in order to qualify as performance-based compensation, and thereby ensure the Federal tax deductibility of all compensation recognized as a result of awards granted under the plan, stockholder approval of the amendment to the plan at the meeting is required.

                                 PROPOSAL FOUR

                 APPROVAL OF THE BJI 1997 STOCK INCENTIVE PLAN

  Approval of the Distribution Proposals will also constitute approval of BJI's 1997 Stock Incentive Plan.

DESCRIPTION OF THE BJI STOCK INCENTIVE PLAN

  The principal provisions of the BJI Stock Incentive Plan are identical to those of the Waban Stock Incentive Plan. See "Proposal Three: Approval of Amendment to the Waban 1989 Stock Incentive Plan--Description of the Waban Stock Incentive Plan."

  Under the terms of the BJI Stock Incentive Plan, a maximum of 3,000,000 shares (subject to adjustment as provided in the plan) of authorized but unissued BJI Common Stock will be reserved for issuance. To date, no awards have been made under the BJI Stock Incentive Plan and it is not expected that any awards will be made prior to the Distribution Date. The following persons are expected to be eligible to participate in the BJI Stock Incentive Plan immediately following the Distribution: seven executive officers and approximately 200 other key employees of BJI.

  The granting of awards under the BJI Stock Incentive Plan will be discretionary, and other than with respect to the replacement awards to be made effective as of the Distribution Date, Waban cannot now determine the number or type of awards to be granted in the future to any particular person or group. The following table sets forth the benefits received by the Named BJI Officers and the indicated groups under the Waban Stock Incentive Plan, which is similar to the BJI Stock Incentive Plan, during fiscal 1995.

                               NEW PLAN BENEFITS

                                                              DOLLAR    NUMBER
                        NAME AND POSITION                    VALUES(2) OF SHARES
                        -----------------                    --------- ---------
      Herbert J. Zarkin, Chairman of the Board.............   $     0   100,000
        John J. Nugent, President and Chief Executive Offi-
       cer.................................................         0    50,000
      Kenneth J. Kirwin, Senior Vice President, Food.......        --       --
      Laura J. Sen, Senior Vice President, General Merchan-
       dise................................................        --       --
      Michael T. Wedge, Senior Vice President, Sales Opera-
       tions...............................................        --       --
      BJI Executive Officers, as a Group...................         0   150,000
      BJI Non-Executive Officer Directors, as a Group(3)...        --        --
      BJI Non-Executive Officer Employees, as a Group(3)...    23,438     2,500

--------
(1) The amounts in this table reflect benefits under the Waban Stock Incentive Plan granted during fiscal 1995. In addition, the following awards were made under the Waban Stock Incentive Plan during fiscal 1996 (all in the form of stock options): Mr. Zarkin, 250,000 shares; Mr. Nugent, 20,000 shares; Mr. Kirwin, 5,000 shares; Ms. Sen, 5,000 shares; Mr. Wedge, 5,000 shares; BJI Executive Officers, as a group, 296,000 shares; and BJI Non-Executive Officer Employees, as a group, 184,500 shares. Since the granting of awards is discretionary, Waban cannot now determine the number or type of awards to be granted in the future under the BJI Stock Incentive Plan.
(2) Represents the difference between the exercise price per share payable by the indicated person and the fair market value of the Common Stock on the date of grant for stock options and, for restricted stock, represents the market price on the date of grant.
(3) Excludes options to purchase 40,000 shares granted in 1995 and 70,000 shares granted in 1996 to Mr. Weisberger in his capacity as an executive officer of Waban.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  For federal income tax purposes, awards under the BJI Stock Incentive Plan will be treated in the same manner as described above under "Proposal Three:
Approval of Amendment to the Waban 1989 Stock Incentive Plan--Certain Federal Income Tax Consequences."

REASONS FOR STOCKHOLDER APPROVAL

  The BJI Stock Incentive Plan has been designed so that compensation recognized as a result of awards granted under the plan will qualify as performance-based compensation and, accordingly, not be subject to the deduction limit imposed by Section 162(m) of the Code. However, in order to qualify as performance-based compensation, and thereby ensure the Federal tax deductibility of all compensation recognized as a result of awards granted under the plan, stockholder approval of the plan at the meeting is required.

                                 PROPOSAL FIVE

                 APPROVAL OF THE BJI MANAGEMENT INCENTIVE PLAN

  Approval of the Distribution Proposals will also constitute approval of the BJI Management Incentive Plan (the "BJI MIP"). The BJI MIP is intended to provide executive officers and other key employees of BJI with cash incentive awards, based upon the attainment of annual performance goals. The BJI MIP is similar to the Waban Management Incentive Plan and will cover BJI's employees currently covered by the Waban Management Incentive Plan.

DESCRIPTION OF BJI MANAGEMENT INCENTIVE PLAN

  Key employees of BJI, as designated by the Executive Compensation Committee, will be eligible to receive cash awards under the BJI MIP. The total number of participants in the BJI MIP is expected to be approximately 400. The following persons are expected to participate in the BJI MIP: (i) seven executive officers, including the Named BJI Officers; and (ii) approximately 393 other employees of the Company.

  The features of the BJI MIP are summarized below, but the summary is qualified in its entirety by reference to the BJI MIP itself, copies of which may be obtained by making written request of Waban's Secretary.

  At the commencement of the performance year (i.e., the fiscal year), the BJI Executive Compensation Committee will establish performance goals and corresponding target awards, based on one or more objective performance criteria. Such goals, criteria and target awards may vary among participants. The performance criteria are expected to be one or more of the following objective measurements: operating income, pre-tax income, net income, gross profit dollars, costs, any of the preceding measures as a percent of sales, earnings per share, sales, return on equity, and return on investment.

  Awards will be based upon the level of achievement of the pre-established performance goals. Awards will be paid in cash as soon as practicable after the performance year, except to the extent deferred under any deferred compensation plan which may be adopted by BJI and applicable to the awards. Under the BJI MIP, the Executive Compensation Committee may not make any adjustments to the performance criteria to increase the incentive payment to executive officers subject to Section 162(m) of the Code, except to make appropriate adjustments in the event of certain specified types of transactions; provided that in no case shall any such adjustment be made if it would cause an award to no longer qualify as performance-based compensation under Section 162(m) of the Code.

  Under the BJI MIP, no participant may receive a cash award in excess of 100% of the participant's annualized base salary as of the beginning of the performance period.

  The granting of awards under the BJI MIP will be discretionary, and Waban cannot now determine the nature of the awards to be granted in the future to any particular person or group. The following table shows the amounts paid to the Named BJI Officers and indicated groups for fiscal 1995 under the Waban Management Incentive Plan. The performance goals under the Waban Management Incentive Plan may differ from those which may be established from time to time under the BJI MIP.

                               NEW PLAN BENEFITS

                                                                        DOLLAR
                             NAME AND POSITION                          VALUES
                             -----------------                        ----------
      Herbert J. Zarkin, Chairman of the Board....................... $  171,285
      John J. Nugent, President and Chief Executive Officer..........    134,967
      Kenneth J. Kirwin, Senior Vice President, Food.................     62,793
      Laura J. Sen, Senior Vice President, General Merchandise.......     61,217
      Michael T. Wedge, Senior Vice President, Sales Operations......     57,447
      BJI Executive Officers, as a Group.............................    551,649
      BJI Non-Executive Officer Directors, as a Group(1).............          0
      BJI Non-Executive Officer Employees, as a Group................  3,013,834

--------
(1)Excludes $40,567 awarded to Mr. Weisberger in his capacity as an executive officer of Waban.

FEDERAL INCOME TAX CONSEQUENCES

  When a cash award is paid, the participant will recognize ordinary income equal to the amount paid, and BJI is expected to be entitled to a corresponding deduction, subject to the requirements of the Code discussed in "--Reasons for Stockholder Approval" below.

PLAN ADMINISTRATION AND TERMINATION

  The Executive Compensation Committee shall have full power to administer and interpret the BJI MIP and to establish rules for its administration.

  The Executive Compensation Committee or the Board of Directors may amend, suspend or terminate the BJI MIP at anytime.

REASONS FOR STOCKHOLDER APPROVAL

  The BJI MIP has been designed so that cash awards made under the BJI MIP will qualify as performance-based compensation, and, accordingly, not be subject to the deduction limit imposed by Section 162(m) of the Code. However, in order to qualify as performance-based compensation, and thereby ensure the Federal tax deductibility of all cash awards under the BJI MIP, stockholder approval of the BJI MIP at the Special Meeting is required.

                                 PROPOSAL SIX

                   APPROVAL OF THE BJI GROWTH INCENTIVE PLAN

  Approval of the Distribution Proposals will also constitute approval of the BJI Growth Incentive Plan (the "BJI GIP"). The BJI GIP is intended to provide high-level executives of BJI with cash awards, based upon the growth and performance of BJI. The BJI GIP is designed to enhance the ability of BJI to attract and retain individuals of exceptional managerial talent upon whom the sustained progress, growth and profitability of BJI will depend. The BJI GIP is similar to the Waban Growth Incentive Plan and will cover BJI's employees currently covered by the Waban Growth Incentive Plan.

DESCRIPTION OF BJI GROWTH INCENTIVE PLAN

  Employees in high-level management positions in BJI, as selected by the Executive Compensation Committee, will be eligible to receive cash awards under the BJI GIP. The total number of participants in the BJI GIP immediately following the Distribution is expected to be 22. The following persons are expected to participate in the BJI GIP: (i) seven executive officers, including the Named BJI Officers, and (ii) approximately 15 non-executive officer employees of BJI.

  The features of the BJI GIP are summarized below, but the summary is qualified in its entirety by reference to the BJI GIP itself, copies of which may be obtained by making written request of Waban's Secretary. It is anticipated that awards granted under the Waban Growth Incentive Plan prior to the Distribution will be replaced by awards under the BJI GIP for Waban employees who become employees of BJI.

  Each participant in the BJI GIP will be eligible to receive a cash award for each award period, which is expected to consist of a certain number of fiscal years. Each participant's cash award will correspond to BJI's level of performance or growth during such award period. Such growth is determined by and based upon one or more of the following objective measures of performance or growth, as selected by the Executive Compensation Committee at the beginning of the award period: operating income, pre-tax income, net income, gross profit dollars, costs, any of the preceding measures as a percent of sales, earnings per share, sales, return on equity, and return on investment. All relevant factors upon which the cash award is expected to be based (e.g., performance measurement, length of award period, relation between performance and cash award) will be determined at the beginning of the award period by the Executive Compensation Committee.

  No participant may receive a cash award in excess of 300% of the participant's annualized base salary as of the beginning of the award period.

  Cash awards will be paid within three months after the end of the award period, and, in the Executive Compensation Committee's discretion, payment of a portion of the cash award may be deferred until one or more years thereafter. Under the BJI GIP, the Executive Compensation Committee may not make any adjustments to the performance criteria to increase the incentive payment to executive officers subject to Section 162(m) of the Code, except to make appropriate adjustments in the event of certain specified types of transactions; provided that in no case shall any such adjustment be made if it would cause an award to no longer qualify as performance-based compensation under Section 162(m) of the Code.

  In the event of a change of control (as defined), the participants are entitled to a cash award based on BJI's performance for that portion of the award period immediately preceding the change of control.

  The granting of awards under the BJI GIP will be discretionary, and Waban cannot now determine the nature of the awards to be granted in the future to any particular person or group. The first performance period under the Waban Growth Incentive Plan ends January 25, 1997 and, therefore, no awards have been paid to date under such plan.

FEDERAL INCOME TAX CONSEQUENCES

  When a cash award is paid, the participant will recognize ordinary income equal to the amount paid, and BJI is expected to be entitled to a corresponding deduction, subject to the requirements of the Code discussed in "--Reasons for Stockholder Approval" below.

PLAN ADMINISTRATION AND TERMINATION

  The Executive Compensation Committee will have full power to administer and interpret the BJI GIP and to establish rules for its administration.

  The Executive Compensation Committee or the BJI Board may amend, suspend or terminate the BJI GIP at any time.

REASONS FOR STOCKHOLDER APPROVAL

  The BJI GIP has been designed so that cash awards made under the BJI GIP will qualify as performance-based compensation, and, accordingly, not be subject to the deduction limit imposed by Section 162(m) of the Code. However, in order to qualify as performance-based compensation, and thereby ensure the Federal tax deductibility of all cash awards under the BJI GIP, stockholder approval of the BJI GIP at the Special Meeting is required.

                                 OTHER MATTERS

INDEPENDENT ACCOUNTANTS

  BJI has appointed Coopers & Lybrand, L.L.P. as BJI's independent accountants to audit BJI's financial statements for each fiscal year in the three-year period ended January 27, 1996. Coopers & Lybrand, L.L.P. has served as Waban's auditors for many years, including the periods covered by the financial statements included in this Proxy Statement. It is anticipated that representatives of Coopers & Lybrand, L.L.P. will attend the Special Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS

  As described in Waban's proxy statement for the 1996 annual meeting of stockholders, proposals which stockholders intend to present at the 1997 annual meeting of stockholders must be received by Waban at its principal offices no later than December 27, 1996 in order to be considered for inclusion in the proxy materials for the 1997 annual meeting.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  The following documents filed by Waban with the Commission are incorporated herein by reference:

    1. Annual Report on Form 10-K for the fiscal year ended January 27, 1996.

    2. Quarterly Report on Form 10-Q for the quarterly period ended April 27, 1996.

    3. Quarterly Report on Form 10-Q for the quarterly period ended July 27,
  1996.

  Waban will provide without charge to each person to whom a copy of this Proxy Statement is delivered, on the written or oral request of any such person, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all of the foregoing documents incorporated herein by reference (other than any exhibits to such documents which are not specifically incorporated herein by reference). Requests should be directed to:

                                 Waban Inc.
                                 One Mercer Road
                                 Natick Massachusetts 01760
                                 Attn: Investor Relations Department
                                 Telephone No. (508) 651-6500

  All documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the date of the Special Meeting or any adjournment thereof shall be deemed to be incorporated by reference herein.

  Any statements contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

AVAILABLE INFORMATION

  Waban is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated hereunder and in accordance therewith files reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by Waban may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W.,

Washington, D.C. 20549 and in the public reference facilities in the Regional Offices of the Commission at Seven World Trade Center, Suite 1300, New York, New York 10048 and in the Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such information may be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Material that Waban files electronically with the Commission is available at the Commission's Web site, http://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission. In addition, reports and other information concerning Waban may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

  BJI will file with the Commission a Registration Statement on Form 10 with respect to the shares of BJI Common Stock to be received by the stockholders of BJI in the Distribution and will request effectiveness of such Registration Statement prior to the Distribution Date. After its filing, the Registration Statement on Form 10 and the exhibits thereto may be inspected and copied at the public reference facilities of the Commission listed above.

REPORTS OF BJI

  After the Distribution, BJI will be required to comply with the reporting requirements of the Exchange Act and, in accordance therewith, to file reports, proxy statements and other information with the Commission. After the Distribution, such reports, proxy statements and other information may be inspected and copied at the public reference facilities of the Commission listed above under "--Available Information" and obtained by mail from the Commission as described above under "--Available Information."

  Additionally, BJI intends to provide annual reports, containing audited financial statements, to its shareholders in connection with its annual meetings of stockholders.

FORWARD LOOKING INFORMATION

  This Proxy Statement contains "Forward-Looking Statements," including certain information with respect to the plans and strategies of Waban, BJI and HomeBase. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "anticipates," "plans," "expects" and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause actual events for the results of Waban, BJI and HomeBase to differ materially from those indicated by such forward-looking statements. These factors include, without limitation, those set forth in the section of this Proxy Statement entitled "Certain Special Considerations," as well as other factors noted elsewhere in this Proxy Statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Sarah M. Gallivan
                                           Secretary

                         INDEX TO FINANCIAL STATEMENTS

                                                                           PAGE
                                                                           ----
Report of Independent Accountants........................................  F-2
BJ's Wholesale Club, Inc. Combined Statements of Income for the fiscal years ended January 29, 1994, January 28, 1995 and January 27, 1996 with supplemental unaudited information for the twenty-six weeks ended July
 29, 1995 and July 27, 1996..............................................  F-3
BJ's Wholesale Club, Inc. Combined Balance Sheets as of January 28, 1995
 and January 27, 1996, with supplemental unaudited information as of July
 27, 1996................................................................  F-4
BJ's Wholesale Club, Inc. Combined Statements of Cash Flows for the
 fiscal years ended January 29, 1994, January 28, 1995 and January 27,
 1996 with supplemental unaudited information for the twenty-six weeks ended July 29, 1995 and July 27, 1996...................................  F-5
BJ's Wholesale Club, Inc. Combined Statements of Stockholder's Equity for
 the fiscal years ended January 29, 1994, January 28, 1995 and January
 27, 1996 with supplemental unaudited information for the twenty-six weeks ended July 27, 1996...............................................  F-6
Notes to Combined Financial Statements of BJ's Wholesale Club, Inc. .....  F-7

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF BJ'S WHOLESALE CLUB, INC.

  We have audited the accompanying combined balance sheets of BJ's Wholesale Club, Inc. and subsidiaries as of January 28, 1995 and January 27, 1996, and the related combined statements of income, stockholder's equity, and cash flows for each of the three fiscal years in the period ended January 27, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of BJ's Wholesale Club, Inc. and subsidiaries as of January 28, 1995 and January 27, 1996 and the combined results of their operations and their cash flows for each of the three fiscal years in the period ended January 27, 1996 in conformity with generally accepted accounting principles.

  As discussed in Notes A, E and G to the Combined Financial Statements, the Company changed its methods of accounting for postretirement benefits other than pensions, for postemployment benefits and for income taxes in the fiscal year ended January 29, 1994.

                                          Coopers & Lybrand, L.L.P.

Boston Massachusetts
November 4, 1996

                           BJ'S WHOLESALE CLUB, INC.

                         COMBINED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                                     TWENTY-
                                                                 SIX WEEKS ENDED
                                   FISCAL YEAR ENDED               (UNAUDITED)
                          ----------------------------------- ---------------------
                          JANUARY 29, JANUARY 28, JANUARY 27,  JULY 29,   JULY 27,
                             1994        1995        1996        1995       1996
                          ----------- ----------- ----------- ---------- ----------
Net sales...............  $1,964,410  $2,244,591  $2,478,319  $1,140,511 $1,332,392
Membership fee income...      38,975      48,500      51,289      22,966     23,684
                          ----------  ----------  ----------  ---------- ----------
Total revenues..........   2,003,385   2,293,091   2,529,608   1,163,477  1,356,076
                          ----------  ----------  ----------  ---------- ----------
Cost of sales, including
 buying and occupancy
 costs..................   1,807,586   2,054,167   2,263,532   1,049,167  1,219,544
Selling, general and
 administrative
 expenses...............     155,425     174,416     183,419      85,264     98,602
Interest on debt and
 capital leases (net)...       7,807      13,665      14,757       7,354      8,211
                          ----------  ----------  ----------  ---------- ----------
Total expenses..........   1,970,818   2,242,248   2,461,708   1,141,785  1,326,357
                          ----------  ----------  ----------  ---------- ----------
Income before income
 taxes and cumulative
 effect of accounting
 principle changes......      32,567      50,843      67,900      21,692     29,719
Provision for income
 taxes..................      12,351      19,941      26,350       8,416     11,650
                          ----------  ----------  ----------  ---------- ----------
Income before cumulative
 effect of accounting
 principle changes......      20,216      30,902      41,550      13,276     18,069
Cumulative effect of ac-
 counting principle
 changes................       2,107         --          --          --         --
                          ----------  ----------  ----------  ---------- ----------
Net income..............  $   22,323  $   30,902  $   41,550  $   13,276 $   18,069
                          ==========  ==========  ==========  ========== ==========


    The accompanying notes are an integral part of the financial statements.

                           BJ'S WHOLESALE CLUB, INC.

                            COMBINED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                             JANUARY 28, JANUARY 27,  JULY 27,
                                                1995        1996        1996
                                             ----------- ----------- -----------
                                                                     (UNAUDITED)
                  ASSETS
                  ------
Current assets:
  Cash.....................................   $    599    $    --     $    --
  Accounts receivable......................     23,202      30,942      27,456
  Merchandise inventories..................    233,857     271,438     298,984
  Current deferred income taxes............      7,744       8,375       8,221
  Prepaid expenses.........................      5,693       6,732       6,511
                                              --------    --------    --------
    Total current assets...................    271,095     317,487     341,172
                                              --------    --------    --------
Property at cost:
  Land and buildings.......................    178,423     234,972     254,785
  Leasehold costs and improvements.........     31,337      33,230      33,595
  Furniture, fixtures and equipment........    132,171     163,908     176,830
                                              --------    --------    --------
                                               341,931     432,110     465,210
  Less accumulated depreciation and
   amortization............................     59,172      83,338      97,846
                                              --------    --------    --------
                                               282,759     348,772     367,364
                                              --------    --------    --------
Property under capital leases..............      4,100       4,100       3,871
  Less accumulated amortization............      1,729       2,090       2,031
                                              --------    --------    --------
                                                 2,371       2,010       1,840
                                              --------    --------    --------
Other assets...............................      7,706       8,406       8,213
                                              --------    --------    --------
    Total assets...........................   $563,931    $676,675    $718,589
                                              ========    ========    ========
                LIABILITIES
                -----------
Current liabilities:
  Accounts payable.........................   $150,204    $169,115    $184,200
  Accrued expenses and other current
   liabilities.............................     48,929      60,808      58,149
  Accrued federal and state income taxes...     13,380      10,102       4,436
  Obligations under capital leases due
   within one year.........................        330         255         180
                                              --------    --------    --------
    Total current liabilities..............    212,843     240,280     246,965
                                              --------    --------    --------
Obligations under capital leases, less por-
 tion due within one year..................      2,960       2,731       2,667
Other noncurrent liabilities...............     20,857      26,034      30,239
Deferred income taxes......................      4,326       3,917       2,762
Loans and advances from Waban Inc..........    142,512     181,730     195,904
           STOCKHOLDER'S EQUITY
           --------------------
Common stock, par value $.01, authorized
 180,000,000 shares, issued and outstanding
 32,708,036 shares.........................        327         327         327
Retained earnings..........................    180,106     221,656     239,725
                                              --------    --------    --------
    Total stockholder's equity.............    180,433     221,983     240,052
                                              --------    --------    --------
    Total liabilities and stockholder's
     equity................................   $563,931    $676,675    $718,589
                                              ========    ========    ========

    The accompanying notes are an integral part of the financial statements.

                           BJ'S WHOLESALE CLUB, INC.

                       COMBINED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                 TWENTY-SIX
                                                                 WEEKS ENDED
                                    FISCAL YEAR ENDED            (UNAUDITED)
                           ----------------------------------- ----------------
                           JANUARY 29, JANUARY 28, JANUARY 27, JULY 29, JULY 27,
                              1994        1995        1996      1995     1996
                           ----------- ----------- ----------- -------  -------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net income.............   $ 22,323    $ 30,902    $ 41,550   $13,276  $18,069
  Adjustments to
   reconcile net income
   to net cash provided
   by operating
   activities:
  Depreciation and
   amortization of
   property..............     16,106      21,829      27,185    12,884   16,202
  Loss on property
   disposals.............        470         903         142        49       88
  Deferred income taxes..     (3,654)     (1,161)     (1,040)     (217)  (1,002)
  Increase (decrease) in
   cash due to changes
   in:
    Accounts receivable..     (8,820)      1,118      (7,740)      819    3,486
    Merchandise
     inventories.........    (49,123)    (22,462)    (37,581)  (15,550) (27,546)
    Prepaid expenses.....        321        (944)     (1,039)   (2,594)     221
    Other assets.........        (12)     (1,477)       (700)     (107)     193
    Accounts payable.....     24,686      12,280      18,911     3,401   15,085
    Accrued expenses.....      5,485       8,213       9,014     6,467     (134)
    Accrued income taxes.     (1,328)     11,612      (3,278)   (3,000)  (5,666)
    Other noncurrent
     liabilities.........      7,361       9,306       5,177     2,806    4,205
                            --------    --------    --------   -------  -------
  Net cash provided by
   operating activities..     13,815      70,119      50,601    18,234   23,201
                            --------    --------    --------   -------  -------
CASH FLOWS FROM INVESTING
 ACTIVITIES:
  Property additions.....    (93,099)    (74,506)    (90,212)  (43,302) (37,244)
  Property disposals.....         77       6,508          98       100        8
                            --------    --------    --------   -------  -------
  Net cash used in
   investing activities..    (93,022)    (67,998)    (90,114)  (43,202) (37,236)
                            --------    --------    --------   -------  -------
CASH FLOWS FROM FINANCING
 ACTIVITIES:
  Repayment of capital
   lease obligations.....       (251)       (276)       (304)     (148)    (139)
  Increase (decrease) in
   loans and advances
   from Waban Inc........     78,443      (9,915)     39,218    24,517   14,174
                            --------    --------    --------   -------  -------
  Net cash provided by
   (used in) financing
   activities............     78,192     (10,191)     38,914    24,369   14,035
                            --------    --------    --------   -------  -------
    Net increase
     (decrease) in cash..     (1,015)     (8,070)       (599)     (599)     --
    Cash at beginning of
     period..............      9,684       8,669         599       599      --
                            --------    --------    --------   -------  -------
    Cash at end of
     period..............   $  8,669    $    599    $    --    $   --   $   --
                            ========    ========    ========   =======  =======
  Supplemental cash flow
   information:
    Interest paid........   $  9,681    $ 14,774    $ 14,811   $ 7,380  $ 8,231
    Income taxes paid....     17,333       9,490      30,668    11,633   18,318
  Noncash financing and
   investing activities:
    Capital lease
     obligations.........         46         --          --        --       --

    The accompanying notes are an integral part of the financial statements.

                           BJ'S WHOLESALE CLUB, INC.

                  COMBINED STATEMENTS OF STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                       TOTAL
                                            COMMON STOCK  RETAINED STOCKHOLDER'S
                                           PAR VALUE $.01 EARNINGS    EQUITY
                                           -------------- -------- -------------
Balance, January 30, 1993.................     $ 327      $126,881   $127,208
  Net income..............................       --         22,323     22,323
                                               -----      --------   --------
Balance, January 29, 1994.................       327       149,204    149,531
  Net income..............................       --         30,902     30,902
                                               -----      --------   --------
Balance, January 28, 1995.................       327       180,106    180,433
  Net income..............................       --         41,550     41,550
                                               -----      --------   --------
Balance, January 27, 1996.................       327       221,656    221,983
  Net income (unaudited)..................       --         18,069     18,069
                                               -----      --------   --------
Balance, July 27, 1996 (unaudited)........     $ 327      $239,725   $240,052
                                               =====      ========   ========





    The accompanying notes are an integral part of the financial statements.

                           BJ'S WHOLESALE CLUB, INC.

                    NOTES TO COMBINED FINANCIAL STATEMENTS

SUMMARY OF ACCOUNTING POLICIES

 Basis of Presentation

  BJ's Wholesale Club, Inc. (the "Company") is a newly formed Delaware corporation which initially will be a wholly-owned subsidiary of Waban Inc. ("Waban"). On October 23, 1996, Waban announced a proposal for a tax-free distribution (the "Distribution") of all of the outstanding shares of common stock of the Company held by Waban. Prior to the Distribution, Waban will transfer all of the assets and liabilities of its BJ's Wholesale Club Division to the Company. The combined financial statements of the Company present the financial results of the BJ's Wholesale Club Division.

 Fiscal Year

  The Company's fiscal year ends on the last Saturday in January.

 Merchandise Inventories

  Inventories are stated at the lower of cost, determined under the average cost method, or market. The Company recognizes the write-down of slow-moving or obsolete inventory in cost of sales when such write-downs are probable and estimable.

 Property and Equipment

  Buildings, furniture, fixtures and equipment are depreciated by use of the straight-line method over the estimated useful lives of the assets. Leasehold costs and improvements are amortized by use of the straight-line method over the lease term or their estimated useful life, whichever is shorter.

 Preopening Costs

  Preopening costs consist of direct incremental costs of opening a facility and are charged to operations within the fiscal year that a new warehouse club opens.

 Membership Fees

  Membership fees are included in revenue when received, but not before a warehouse club opens.

 Interest on Debt and Capital Leases (Net)

  Interest on debt and capital leases in the Combined Statements of Income is presented net of interest income and investment income of $54,000 in 1995, $1,109,000 in 1994 and $312,000 in 1993. Interest on debt represents interest on intercompany loans and advances.

 Capitalized Interest

  The Company capitalizes interest related to the development of owned facilities. Interest in the amount of $1,547,000, $1,061,000 and $1,562,000 was capitalized in 1995, 1994 and 1993, respectively.

 Stock-Based Compensation

  The Company applies the intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related Interpretations in accounting for its stock-based compensation.

                           BJ'S WHOLESALE CLUB, INC.

 Estimates Included in Financial Statements

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Interim Financial Information

  The combined financial statements for the twenty-six weeks ended July 27, 1996 and July 25, 1995 are unaudited and reflect all normal recurring adjustments considered necessary by the Company for a fair presentation of its financial statements in accordance with generally accepted accounting principles.

A. CUMULATIVE EFFECT OF ACCOUNTING PRINCIPLE CHANGES

  Effective the first day of fiscal 1993, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," and SFAS No. 112, "Employers' Accounting for Postemployment Benefits." The cumulative effect of these accounting principle changes increased (decreased) after-tax income by the following amounts (in thousands):

         SFAS No. 109, "Accounting for Income Taxes".......  $2,336
         SFAS No. 106, "Employers' Accounting for
          Postretirement Benefits Other Than Pensions," net
          of tax benefit of $67............................     (99)
         SFAS No. 112, "Employers' Accounting for
          Postemployment Benefits," net of tax benefit of
          $89..............................................    (130)
                                                             ------
                                                             $2,107
                                                             ======

B. RELATED PARTY TRANSACTIONS

  Waban loans funds to the Company as needed. The intercompany balance is considered to be long-term debt. Waban charges interest expense to the Company at the annual rate of 10% based on the Company's average monthly intercompany balance (net of cash). The Company's intercompany interest expense was $16,032,000, $15,480,000 and $9,303,000 in fiscal 1995, 1994 and 1993, respectively.

  Selling, general and administrative expenses include certain allocations of overhead incurred by Waban that support the Company's business. The expenses were generally allocated based on specific identification and management's estimates of the relative time devoted to supporting the Company.

C. COMMITMENTS AND CONTINGENCIES

  The Company is obligated under long-term leases for the rental of real estate and fixtures and equipment, some of which are classified as capital leases pursuant to SFAS No. 13. In addition, the Company is generally required to pay insurance, real estate taxes and other operating expenses and, in some cases, additional rentals based on a percentage of sales or increases in the Consumer Price Index. The real estate leases range up to 45 years and have varying renewal options. The fixture and equipment leases range up to 5 years.

                           BJ'S WHOLESALE CLUB, INC.

  Future minimum lease payments as of January 27, 1996 were:

                                                       CAPITAL     OPERATING
      FISCAL YEARS ENDING JANUARY                       LEASES       LEASES
      ---------------------------                     ----------  ------------
                                                      (DOLLARS IN THOUSANDS)
      1997........................................... $      528  $     38,348
      1998...........................................        419        43,322
      1999...........................................        426        46,648
      2000...........................................        427        46,550
      2001...........................................        427        45,580
      Later years....................................      2,814       583,322
                                                      ----------  ------------
      Total minimum lease payments...................      5,041  $    803,770
                                                                  ============
      Less amount representing interest..............      2,055
                                                      ----------
      Present value of net minimum capital lease
       payments...................................... $    2,986
                                                      ==========

  Rental expense under operating leases (including contingent rentals which were not material) amounted to $37,561,000, $33,282,000 and $28,627,000 in
1995, 1994 and 1993, respectively.

  The Company is involved in various legal proceedings incident to the character of its business. Although it is not possible to predict the outcome of these proceedings, or any claims against the Company related thereto, the Company believes that such proceedings will not, individually or in the aggregate, have a material effect on its financial condition or results of operations.

D. CAPITAL STOCK, STOCK OPTIONS AND STOCK PURCHASE PLANS

  The historical capitalization of the Company has been retroactively restated to reflect the anticipated issuance of 32,708,036 shares of common stock for all periods presented in order to reflect the equity of the Company on an ongoing basis, as a result of the planned distribution of all of the Company's common stock to holders of Waban's outstanding shares (the "Distribution"). The Company's authorized capital stock also includes 20,000,000 shares of Preferred Stock, $.01 par value per share.

  The Company intends to adopt a 1997 Stock Incentive Plan (the "1997 Plan"). This plan will permit the granting of stock options, restricted stock and other stock-based awards. The Company intends to reserve 3,000,000 shares of common stock for issuance under this plan. The Company also intends to adopt a 1997 Director Stock Option Plan for non-employee directors and intends to reserve 150,000 shares of common stock for issuance under this plan.

  Certain key employees participate in the Waban stock incentive plan. As of October 26, 1996, these individuals held a total of 1,887,091 options to purchase Waban stock (of which 817,156 were exercisable). Upon completion of the Distribution, the Company intends to issue options of equal value under the 1997 Plan to replace unexercised options outstanding under the Waban stock incentive plan held by the Company's employees.

  SFAS No. 123, "Accounting for Stock-Based Compensation," was issued in October 1995 and becomes effective for the Company's fiscal year ending January 25, 1997. SFAS No. 123 provides a choice of adopting its fair value based method of expense recognition for stock-based awards granted to employees or applying the intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion (APB) No. 25, "Accounting for Stock Issued to Employees". The Company expects to continue to apply the accounting provisions of APB No. 25 and adopt the disclosure-only provisions of SFAS No. 123 in 1996; consequently, SFAS No. 123 is expected to have no effect on the Company's financial position or results of operations in the fiscal year ending January 25, 1997.

                           BJ'S WHOLESALE CLUB, INC.

E. INCOME TAXES

  The Company is included in the consolidated federal income tax return of Waban and, where applicable, is consolidated for state reporting purposes. The Company believes the income tax provision is representative of the Company's tax provision as if it were a stand-alone company.

  Effective the first day of fiscal 1993, the Company adopted SFAS No. 109, "Accounting for Income Taxes." SFAS No. 109 changed the Company's method of accounting for income taxes from the income statement approach prescribed by Accounting Principles Board Opinion No. 11 to an assets and liabilities approach. The cumulative effect of this accounting change was to increase net income by $2,336,000 in 1993 (See Note A).

  The provision (benefit) for income taxes on income before the cumulative effect of accounting changes includes the following:

                                                      FISCAL YEAR ENDED
                                             -----------------------------------
                                             JANUARY 29, JANUARY 28, JANUARY 27,
                                                1994        1995        1996
                                             ----------- ----------- -----------
                                                   (DOLLARS IN THOUSANDS)
   Federal
     Current................................   $11,586     $17,187     $22,710
     Deferred...............................    (1,010)       (903)       (814)
   State
     Current................................     2,083       3,915       4,680
     Deferred...............................      (308)       (258)       (226)
                                               -------     -------     -------
   Total income tax provision...............   $12,351     $19,941     $26,350
                                               =======     =======     =======

  The following is a reconciliation of the statutory federal income tax rate and the effective income tax rate on income before the cumulative effect of accounting principle changes:

                                                     FISCAL YEAR ENDED
                                            -----------------------------------
                                            JANUARY 29, JANUARY 28, JANUARY 27,
                                               1994        1995        1996
                                            ----------- ----------- -----------
   Statutory federal income tax rate.......      35%         35%         35%
   State income taxes, net of federal tax
    benefit................................       4           5           4
   Targeted jobs tax credit................      (1)         (1)         --
                                                ---         ---         ---
   Effective income tax rates..............      38%         39%         39%
                                                ===         ===         ===

                           BJ'S WHOLESALE CLUB, INC.

  Significant components of the Company's deferred tax assets and liabilities as of January 28, 1995 and January 27, 1996 are as follows:

                                                         JANUARY 28, JANUARY 27,
                                                            1995        1996
                                                         ----------- -----------
                                                         (DOLLARS IN THOUSANDS)
   Deferred tax assets:
     Self-insurance reserves............................   $8,774      $10,858
     Rental step liabilities............................    2,661        3,294
     Compensation and benefits..........................    2,036        2,788
     Other..............................................    2,823        2,518
                                                           ------      -------
       Total deferred tax assets........................   16,294       19,458
                                                           ------      -------
   Deferred tax liabilities:
     Accelerated depreciation-property..................   12,638       14,696
     Other..............................................      238          304
                                                           ------      -------
       Total deferred tax liabilities...................   12,876       15,000
                                                           ------      -------
   Net deferred tax assets..............................   $3,418      $ 4,458
                                                           ======      =======

  The Company has not established a valuation allowance because its deferred tax assets can be realized by offsetting deferred tax liabilities and future taxable income, which management believes will more likely than not be earned, based on the Company's historical earnings record.

F. PENSIONS

  The Company participates in Waban's non-contributory defined benefit retirement plan covering full-time employees who have attained twenty-one years of age and have completed one year of service. Benefits are based on compensation earned in each year of service. No benefits have accrued under this plan since July 4, 1992, when it was frozen. In December 1993, Waban terminated its unfunded defined benefit plan which provided additional retirement benefits for certain key employees, and in June 1995, terminated its non-contributory retirement plan covering directors who were not employees or officers of Waban. The net income effect of the termination and settlement of these plans was not material. The Company's share of Waban's pension expense amounted to $124,000, $144,000 and $402,000 in fiscal 1995, 1994 and
1993, respectively.

  Waban does not segregate plan assets or liabilities by each participating subsidiary company and, as a result, the following tables present the periodic pension cost and funded status of the Waban plans in accordance with SFAS No. 87:

                                                     FISCAL YEAR ENDED
                                            -----------------------------------
                                            JANUARY 29, JANUARY 28, JANUARY 27,
                                               1994        1995        1996
                                            ----------- ----------- -----------
                                                  (DOLLARS IN THOUSANDS)
   Service cost............................    $ 451       $ 209      $   182
   Interest cost on projected benefit
    obligation.............................      592         435          429
   Actual return on assets.................     (380)        (73)      (1,245)
   Net amortization and deferrals..........       21        (264)         892
                                               -----       -----      -------
   Net pension cost........................    $ 684       $ 307      $   258
                                               =====       =====      =======

                           BJ'S WHOLESALE CLUB, INC.

                                                         JANUARY 28, JANUARY 27,
                                                            1995        1996
                                                         ----------- -----------
                                                         (DOLLARS IN THOUSANDS)
   Actuarial present value of accumulated benefit
    obligation:
     Vested benefits...................................    $4,622      $ 5,991
     Nonvested benefits................................       474          --
                                                           ------      -------
                                                           $5,096      $ 5,991
                                                           ======      =======
   Projected benefit obligation........................    $5,096      $ 5,991
   Plan assets at fair market value....................     5,106        5,997
                                                           ------      -------
   Projected benefit obligation less than plan assets..       (10)          (6)
   Prior service cost reduction not yet recognized.....        17          --
   Unrecognized net loss from past experience different
    from that assumed and effects of changes in
    assumptions........................................      (891)      (1,088)
                                                           ------      -------
   Prepaid pension cost included in balance sheets.....    $ (884)     $(1,094)
                                                           ======      =======

  The weighted average discount rates used in determining the actuarial present value of the projected benefit obligation were 7.25% and 8.0%, respectively, in 1995 and 1994. The expected long-term rate of return on assets used was 9.0% in 1995 and 1994. The Company's funding policy is to contribute annually an amount allowable for federal income tax purposes. Pension plan assets consist primarily of equity and fixed income securities.

  The Company also participates in Waban's 401(k) Savings Plans, under which participating employees may make pre-tax contributions up to 15% of covered compensation. Waban matches employee contributions at 100% of the first one percent of covered compensation and 50% of the next four percent, payable at the end of the year. Beginning in 1996, Waban's matching contribution is payable as of the end of each calendar quarter. The Company's share of expense under these plans was $1,867,000 in 1995, $1,669,000 in 1994 and $1,435,000 in
1993.

  In 1994, Waban established a non-contributory defined contribution retirement plan for certain key employees, including certain of the Company's employees. Under the plan, Waban funds annual retirement contributions for the designated participants, on an after-tax basis. For 1995 and 1994, Waban's contribution equaled 5% of the participants' base salary. Participants become fully vested in their contribution accounts at the end of the fiscal year in which they complete four years of service. The Company's share of expense under this plan was $485,000 in 1995 and $439,000 in 1994.

G. POSTRETIREMENT MEDICAL BENEFITS

  The Company participates in Waban's defined benefit postretirement medical plan that covers employees (and their spouses) who retire after age 55 with at least 10 years of service, who are not eligible for Medicare, and who participated in a Waban-sponsored medical plan. Amounts contributed by retired employees under this plan are based on years of service prior to retirement. The plan is not funded.

  SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," requires employers to recognize postretirement benefits over the periods during which employees render services rather than at the time benefits are paid. SFAS No. 106 was implemented by Waban by recognizing its transition obligation of $348,000 in the first quarter of 1993. The Company's share of this transition obligation was $166,000.

                           BJ'S WHOLESALE CLUB, INC.

  In fiscal 1995, 1994 and 1993, the Company's share of Waban's postretirement medical benefit expense was $73,000, $76,000 and $66,000, respectively. Waban does not segregate plan liabilities by participating subsidiary company and, as a result, the following tables present the net periodic postretirement benefit cost and the funded status of the Waban plan in accordance with SFAS No. 106:

                                                     FISCAL YEAR ENDED
                                            -----------------------------------
                                            JANUARY 29, JANUARY 28, JANUARY 27,
                                               1994        1995        1996
                                            ----------- ----------- -----------
                                                  (DOLLARS IN THOUSANDS)
   Service cost............................    $100        $128        $120
   Interest cost...........................      38          42          44
   Net amortization and deferrals..........     --          --          (10)
                                               ----        ----        ----
   Net periodic postretirement benefit
    cost...................................    $138        $170        $154
                                               ====        ====        ====

                                                        JANUARY 28, JANUARY 27,
                                                           1995        1996
                                                        ----------- -----------
                                                        (DOLLARS IN THOUSANDS)
   Accumulated postretirement benefit obligation:
     Retired participants..............................    $ --        $ --
     Fully eligible active participants................      37          63
     Other active participants.........................     387         515
                                                           ----        ----
   Unfunded accumulated postretirement benefit
    obligation.........................................     424         578
   Unrecognized net gain...............................     232         232
                                                           ----        ----
   Accrued postretirement benefit cost included in
    balance sheets.....................................    $656        $810
                                                           ====        ====

  For measurement purposes, an annual rate of increase in the per capita cost of medical coverage of 9.5% in 1995 grading down to 5% after 9 years was assumed as of January 28, 1995, and an annual rate of increase in the per capita cost of medical coverage of 8% in 1996 grading down to 4.5% after 8 years was assumed as of January 27, 1996. Increasing the assumed health care cost trend rate one percentage point would increase the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1995 by $30,000 and would increase the accumulated postretirement benefit obligation as of January 27, 1996 by $101,000.

  The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% as of January 27, 1996 and 8.0% as of January 28, 1995.

H. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

  The major components of accrued expenses and other current liabilities are as follows:

                                                        JANUARY 28, JANUARY 27,
                                                           1995        1996
                                                        ----------- -----------
                                                        (DOLLARS IN THOUSANDS)
   Employee compensation...............................   $10,727     $11,208
   Self-insurance reserves.............................     9,742      11,565
   Sales and use taxes, rent, utilities, advertising,
    fixed asset additions and other....................    28,460      38,035
                                                          -------     -------
                                                          $48,929     $60,808
                                                          =======     =======

                           BJ'S WHOLESALE CLUB, INC.

  The Company's reported expense and reserves for insurance are derived from estimated ultimate cost based upon individual claim file reserves. Waban maintains insurance coverage for the Company for individual occurrences above $250,000 for worker's compensation and general liability, and above $200,000 for medical claims. In addition to the amounts shown above in current liabilities, noncurrent self-insurance reserves of $15.2 million and $11.9 million as of January 27, 1996 and January 28, 1995, respectively, are included in other noncurrent liabilities.

I. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                            FIRST    SECOND   THIRD    FOURTH
                                           QUARTER  QUARTER  QUARTER  QUARTER
                                           -------- -------- -------- --------
                                                 (DOLLARS IN THOUSANDS)
   Fiscal year ended January 28, 1995
     Total revenues....................... $486,787 $564,123 $558,999 $683,182
     Gross earnings(a)....................   43,972   57,727   55,820   81,405
     Net income...........................    2,285    7,371    4,797   16,449
   Fiscal year ended January 27, 1996
     Total revenues....................... $531,106 $632,371 $604,426 $761,705
     Gross earnings(a)....................   48,959   65,351   61,719   90,047
     Net income...........................    3,123   10,151    6,926   21,350

--------
(a) Gross earnings equals total revenues less cost of sales, including buying and occupancy costs.

                                   WABAN INC.
                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD       , 1997
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND
  SHOULD BE RETURNED AS SOON AS POSSIBLE TO THE FIRST CHICAGO TRUST COMPANY OF
                                    NEW YORK

  The undersigned, having received notice of the Special Meeting and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Arthur F. Loewy, Edward J. Weisberger and Sarah M. Gallivan, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Stockholders of WABAN INC. (the
"Company") to be held on        , 1997 at    a.m. at      , Boston,
Massachusetts, and any adjournments thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

  IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE FOLLOWING PROPOSALS. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN THIS PROXY; NO BOXES NEED TO BE CHECKED. UNLESS MARKED OTHERWISE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

1. Approval of a distribution (the "Distribution") in the form of a tax-free special dividend to all holders of the Company's outstanding shares of common stock, on a one-for-one basis, of all outstanding shares of common stock, and the associated stockholders' rights, of BJ's Wholesale Club, Inc. ("BJ's") held by the Company on the date of the Distribution.
                         [_] FOR[_] AGAINST[_] ABSTAIN
                                                     (Continued on reverse side)

2. Approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to "HomeBase, Inc."
                         [_] FOR[_] AGAINST[_] ABSTAIN
3. Approval of an amendment to the Company's 1989 Stock Incentive Plan to increase by 2,000,000 shares the number of shares available for issuance thereunder.
                         [_] FOR[_] AGAINST[_] ABSTAIN
4. Approval of the BJ's 1997 Stock Incentive Plan.
                         [_] FOR[_] AGAINST[_] ABSTAIN
5. Approval of the BJ's Management Incentive Plan.
                         [_] FOR[_] AGAINST[_] ABSTAIN
6. Approval of the BJ's Growth Incentive Plan.
                         [_] FOR[_] AGAINST[_] ABSTAIN
7. To consider such other business, if any, as may properly come before the meeting or any adjournment thereof.

                                         MARK HERE FOR ADDRESS CHANGE AND NOTE
                                         AT LEFT [_]
                                                              MARK HERE IF YOU
                                                              PLAN TO ATTEND
                                                              THE MEETING [_]

                                         The undersigned hereby revokes all
                                         proxies heretofore given by the un-
                                         dersigned to vote at said meeting or
                                         any adjournments thereof.

                                         Dated: _____________________, 199

                                         ______________________________________
                                                       Signature
                                         ______________________________________
                                               Signature if held jointly

                                         PLEASE SIGN EXACTLY AS NAME APPEARS
                                         HEREON. WHEN SHARES ARE HELD BY JOINT
                                         OWNERS, BOTH SHOULD SIGN. WHEN SIGN-
                                         ING AS ATTORNEY, EXECUTOR, ADMINIS-
                                         TRATOR, TRUSTEE OR GUARDIAN, PLEASE
                                         GIVE FULL TITLE AS SUCH. IF A CORPO-
                                         RATION, PLEASE SIGN IN FULL CORPORATE
                                         NAME BY PRESIDENT OR OTHER AUTHORIZED
                                         OFFICER. IF A PARTNERSHIP, PLEASE
                                         SIGN IN PARTNERSHIP NAME BY AUTHO-
                                         RIZED PERSON.

                                  WABAN INC.

                           1989 STOCK INCENTIVE PLAN

                                                                    Page
SECTION 1.     GENERAL PURPOSE OF THE PLAN; DEFINITIONS............  1

SECTION 2.     COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND
               DETERMINE AWARDS, ETC...............................  3

SECTION 3.     SHARES ISSUABLE UNDER THE PLAN; MERGERS;
               SUBSTITUTION........................................  3

SECTION 4.     ELIGIBILITY.........................................  5

SECTION 5.     LIMITATIONS ON TERM AND DATES OF AWARD..............  5

SECTION 6.     STOCK OPTIONS.......................................  5

SECTION 7.     STOCK APPRECIATION RIGHTS; DISCRETIONARY
               PAYMENTS............................................  9

SECTION 8.     RESTRICTED STOCK; UNRESTRICTED STOCK................ 12

SECTION 9.     DEFERRED STOCK AWARDS............................... 13

SECTION 10.    PERFORMANCE UNIT AWARDS............................. 15

SECTION 11.    OTHER STOCK-BASED AWARDS; SUPPLEMENTAL
               GRANTS.............................................. 16

SECTION 12.    TRANSFER, LEAVE OF ABSENCE, ETC..................... 19

SECTION 13.    AMENDMENTS AND TERMINATION.......................... 19

SECTION 14.    STATUS OF PLAN...................................... 19

SECTION 15.    CHANGE OF CONTROL PROVISIONS........................ 20

SECTION 16.    GENERAL PROVISIONS.................................. 20

SECTION 17.    EFFECTIVE DATE OF PLAN.............................. 21

                                  WABAN INC.
                           1989 STOCK INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS.

     The name of the plan is the Waban Inc. 1989 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to secure for Waban Inc. (the "Company") and its stockholders the benefit of the incentives inherent in Common Stock ownership and the receipt of incentive awards by selected key employees of the Company and its Subsidiaries who contribute to and will be responsible for its continued long term growth. The Plan is intended to stimulate the efforts of such key employees by providing an opportunity for capital appreciation and giving suitable recognition for services which contribute materially to the success of the Company.

     The following terms shall be defined as set forth below:

     (a)  "Act" means the Securities Exchange Act of 1934.

     (b) "Award" or "Awards" except where referring to a particular category of grant under the Plan shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Unit Awards and Other Stock-based Awards.

     (c)  "Board" means the Board of Directors of the Company.

     (d) "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly harmful to the business or reputation of the Company or any Subsidiary.

     (e) "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     (f) "Committee" means the Committee referred to in Section 2. If at any time no Committee shall be in office, the functions of the Committee shall be exercised by the Board.

     (g)  "Deferred Stock Award" is defined in Section 9(a).

     (h) "Disability" means disability as determined in accordance with standards and procedures similar to those used under the Company's long term disability program.

     (i) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) promulgated under the Act, or any successor definition under the Act.

     (j) "Fair Market Value" on any given date means the last sale price regular way at which Stock is traded on such date as reflected in the New York Stock Exchange Composite Transactions Index or, where applicable, the value of a share of Stock as determined by the Committee in accordance with the applicable provisions of the Code.

     (k) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" as defined in the Code.

     (l) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (m) "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries on or after the normal retirement date specified in the Waban Inc. Retirement Plan.

     (n)  "Other Stock-based Award" is defined in Section 11(a).

     (o)  "Performance Unit Award" is defined in Section 10(a).

     (p)  "Restricted Stock Award" is defined in Section 8(a).

     (q) "Stock" means the Common Stock, $.01 par value, of the Company, subject to adjustments pursuant to Section 3.

     (r) "Stock Appreciation Right" means a right described in Section 7(a) and granted, either independently of other Awards or in tandem with the grant of a Stock Option.

     (s) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 6.

     (t) "Subsidiary" means any corporation or other entity (other than the Company) 50% or more of the total combined voting power of all classes of stock or other interests of which is owned, directly or indirectly, by the Company.

     (u)  "Unrestricted Stock Award" is defined in Section 8(b).

SECTION 2.  COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS,
            ETC.

     The Plan shall be administered by a Committee of not less than three Disinterested Persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board.

     The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

     (i) to select the officers and other key employees of the Company and its Subsidiaries to whom Awards may from time to time be granted;

     (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Unrestricted Stock, Deferred Stock, Performance Units and any Other Stock-based Awards, or any combination of the foregoing, granted to any one or more participants;

     (iii)  to determine the number of shares to be covered by any Award;

     (iv) to determine the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants;

     (v) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

     (vi) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.

     (a)    Shares Issuable.

     The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,750,000, including shares issued in lieu of or upon reinvestment of dividends arising from Awards. For purposes of this limitation, Awards and Stock which are forfeited, reacquired by the Company or satisfied without the issuance of Stock shall not be counted and such limitation shall apply only to shares which have become free of any restrictions under the Plan. Subject to such overall limitation, shares may be issued up to such maximum pursuant to any type or types of Award, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

     (b)    Stock Dividends, Mergers, etc.

     In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of
Section 15.

     (c)    Substitute Awards.

     The Company may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in
Section 3(a) only to the extent that the substitute Awards are (i) granted to persons whose relationship to the Company does not make (and is not expected to make) them subject to Section 16(b) of the Act, (ii) granted in substitution for awards issued under a plan approved, to the extent then required under Rule 16b-3 (or any successor rule under the Act) by the stockholders of the entity which issued such predecessor awards, and (iii) granted other than in connection with the spin-off of the Company by Zayre Corp.

SECTION 4.  ELIGIBILITY.

     Participants in the Plan will be such full or part time officers and other key employees of the Company and its Subsidiaries (excluding any director who is not an employee) who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion. Persons who are not employees of the Company or a subsidiary (within the meaning of Section 422A of the Code) shall not be eligible to receive grants of Incentive Stock Options.

SECTION 5.  LIMITATIONS ON TERM AND DATES OF AWARDS.

     (a)    Duration of Awards.

     Subject to Sections 16(a) and 16(c) below, no restrictions or limitations on Awards shall extend beyond 10 years (or 10 years and one day in the case of Non-Qualified Stock Options) from the grant date, except that deferrals elected by participants of the receipt of Stock or other benefits under the Plan may extend beyond such date.

     (b)    Latest Grant Date.

     No Award shall be granted more then 10 years after the effective date of the Plan, but then outstanding Awards may extend beyond such date.

SECTION 6.  STOCK OPTIONS.

     Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Committee under the Plan be so exercised, so as to disqualify the Plan or, without the consent of the optionee, any Incentive Stock Option under Section 422A of the Code.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     (a)    Option Price.

     The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than 100% of Fair Market Value on the date of grant and, in the case of Non-Qualified Stock Options, not less than 50% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

     (b)    Option Term.

     The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

     (c)    Exercisability.

     Stock Options shall be exercisable at such future time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option.

     (d)    Method of Exercise.

     Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check or other instrument acceptable to the Committee. As determined by the Committee, in its discretion, at (or, in the case of Non-Qualified Stock Options, after) grant, payment in full or in part may also be made either (i) through the surrender by the optionee of shares of Stock not then subject to restrictions under any Company plan or (ii) through the withholding by the Company of shares of Stock which would otherwise be delivered to the optionee upon exercise of the option. Such surrendered or withheld shares shall be valued at Fair Market Value on the exercise date. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. In the case of a participant subject to the restrictions of Section 16(b) of the Act no exercise involving payment through withholding of shares as described in (ii) above shall be effective unless made in compliance with any applicable requirements of Rule 16b-3(e) or any successor Rule under the Act.

     Notwithstanding the foregoing paragraph, during the 60-day period following a Change of Control as defined in Exhibit A, any optionee shall have the right (by giving written notice to the Company in form satisfactory to the Committee) to surrender all or part of the Stock Option to the Company and to receive a cash payment equal to the excess of the fair market value per share of Stock on the date of exercise over the option exercise price per share times the number of shares subject to the surrendered Stock Option. The foregoing right shall not apply to (i) any Stock Option as to which the Committee shall expressly exclude such right at the date of grant, (ii) any Stock Option which has been held for less than six months by a participant subject to the restrictions of Section 16(b) of the Act, (iii) any Stock Option held by an optionee who initiates the Change of Control or (iv) any Stock Option held by an optionee described in any of the following provisions of the definition of Change of Control set forth in Exhibit A: the proviso to paragraph (a) of such definition; the proviso to paragraph (b) of such definition; or the first proviso to paragraph (d) of such definition. For purposes of clause (iv) of the immediately preceding sentence, whether an optionee is described in any of the provisos specified in such clause shall be determined without regard to any discretionary determination by the Committee pursuant to the terms of Exhibit A hereto. As used in this paragraph with respect to an election by an optionee to receive cash in respect of a Non-Qualified Stock Option the term "fair market value" shall mean the higher of (x) the highest reported sales price, regular way, of a share of the Stock on the New York Stock Exchange Composite Transactions Index during the 60-day period prior to the Change of Control and (y) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (a), (b) or (d) of the definition of Change of Control set forth in Exhibit A, the highest price per share of the Stock paid in such transaction or series of transactions (which in the case of paragraph (b) shall be the highest price per share of the Stock as reflected in a Schedule 13D filed by the person having made the acquisition), and as used in this paragraph with respect to an election by an optionee to receive cash in respect of an Incentive Stock Option the term "fair market value" shall mean Fair Market Value.

     (e)    Non-transferability of Options.

     No Stock Option shall be transferable by the optionee otherwise then by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     (f)    Termination by Death.

     If an optionee's employment by the Company and its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall at any time determine prior to death), by the legal representative or legatee of the optionee, for a period of three years (or such shorter period as the Committee shall specify at time of grant) from the date of death or until the expiration of the stated term of the option, if earlier.

     (g)    Termination by Reason of Disability.

     Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated, or who has been designated an inactive employee, by reason of Disability may thereafter be exercised to the extent it was exercisable at the time of the earlier of such termination or such designation (or on such accelerated basis as the Committee shall at any time determine prior to such termination or designation) for a period of three years (or such shorter period as the Committee shall specify at time of grant) from the date of such termination of employment or designation or until the expiration of the stated term of the option, if earlier. Except as otherwise provided by the Committee at the time of grant, the death of an optionee during the final year of such exercise period shall extend such period for one year following death, subject to termination on the expiration of the stated term of the option, if earlier. The Committee shall have the authority to determine whether a participant has been terminated or designated an inactive employee by reason of Disability.

     (h)    Termination by Reason of Normal Retirement.

     If an optionee's employment by the Company and its Subsidiaries terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent that it was then exercisable (or on such accelerated basis as the Committee shall at any time determine) for a period of three years (or such shorter period as the Committee shall specify at time of grant) from the date of Normal Retirement or until the expiration of the stated term of the option, if earlier. Except as otherwise provided by the Committee at the time of grant, the death of an optionee during the final year of such exercise period shall extend such period for one year following death, subject to earlier termination on the expiration of the stated term of the option, if earlier.

     (i)    Other Termination.

     Unless otherwise determined by the Committee, if an optionee's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement, or for Cause, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable on the date of termination of employment (or on such accelerated basis as the Committee shall determine at or after grant) for a period of three months (or such longer period up to three years as the Committee shall specify at or after grant) from the date of termination of employment or until the expiration of the stated term of the option, if earlier. If an optionee's employment terminates for Cause, the unexercised portion of any Stock Option then held by the optionee shall immediately terminate.

     (j)    Form of Settlement.

     Subject to Section 16(a) and Section 16(c) below, shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as provided in the following sentence. The Committee may provide at time of grant that the shares to be issued upon the exercise of a Stock Option shall be in the form of Restricted Stock or Deferred Stock, or may reserve the right to so provide after time of grant.

SECTION 7.  STOCK APPRECIATION RIGHTS; DISCRETIONARY PAYMENTS.

     (a)    Nature of Stock Appreciation Right.

     A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock (or in a form of payment permitted under paragraph (e) below) or a combination thereof having a value equal to (or if the Committee shall so determine at time of grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the Fair Market Value of a share of Stock on the date of grant (or over the option exercise price, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (b)    Grant and Exercise of Stock Appreciation Rights.

     Stock Appreciation Rights may be granted in tandem with, or independently of, any Stock Option granted under the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Right may be granted either at or after the time of the grant of such option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Right may be granted only at the time of the grant of the option.

     A Stock Appreciation Right or applicable portion thereof granted in tandem with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     (c)    Terms and Conditions of Stock Appreciation Rights.

     Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

     (i) Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable only at such time or times and to the extent that the related Stock Options shall be exercisable.

     (ii) Upon the exercise of a Stock Appreciation Right, the applicable portion of any related Stock Option shall be surrendered.

     (iii) Stock Appreciation Rights granted in tandem with a Stock Option shall be transferable only with such Stock Option. Other Stock Appreciation Rights shall not be transferable otherwise than by will or the laws of descent and distribution. All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

     (iv) A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such option.

     (d)    Discretionary Payments.

     Notwithstanding that a Stock Option at the time of exercise shall not be accompanied by a related Stock Appreciation Right, if the market price of the shares subject to such Stock Option exceeds the exercise price of such Stock Option at the time of its exercise, the Committee may, in its discretion, cancel such Stock Option, in which event the Company shall pay to the person exercising such Stock Option an amount equal to the difference between the Fair Market Value of the Stock to have been purchased pursuant to such exercise of such Stock Option (determined on the date the Stock Option is cancelled) and the aggregate consideration to have been paid by such person upon such exercise. Such payment shall be by check, bank draft or in Stock (or in a form of payment permitted under paragraph (e) below) having a Fair

Market Value (determined on the date the payment is to be made) equal to the amount of such payments or any combination thereof, as determined by the Committee. The Committee may exercise its discretion under the first sentence of this paragraph (d) only in the event of a written request of the person exercising the option, which request shall not be binding on the Committee.

     (e) Settlement in the Form of Restricted Shares or Rights to Receive Deferred Stock.

     Subject to Sections 16(a) and 16(c) below, shares of Stock issued upon exercise of a Stock Appreciation Right or as a Discretionary Payment shall be free of all restrictions under the Plan, except as provided in the following sentence. The Committee may provide at the time of grant in the case of a Stock Appreciation Right (and at the time of payment in the case of a Discretionary Payment) that such shares shall be in the form of shares of Restricted Stock or rights to acquire Deferred Stock, or in the case of a Stock Appreciation Right may reserve the right to so provide at any time after the time of grant. Any such shares and any shares subject to rights to acquire Deferred Stock shall be valued at Fair Market Value on the date of exercise of the Stock Appreciation Right or the date the Stock Option is cancelled in the case of Discretionary Payments.

     (f)    Rules Relating to Exercise.

     In the case of a participant subject to the restrictions of Section 16(b) of the Act no stock appreciation right (as referred to in Rule 16b-3(e) or any successor Rule under the Act) shall be exercised (and no request or payment under paragraph (d) above shall be honored or made) except in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule. Notwithstanding paragraph (a) above, in the event of such exercise (or request and payment) during the exercise period ("window period") currently prescribed by such rule, the Committee may prescribe, by rule of general application, such other measure of value as it may determine but not in excess of the highest per share closing sale price of the Common Stock reported on the New York Stock Exchange Composite Transactions Index during such window period and, where a Stock Appreciation Right relates to an Incentive Stock Option, not in excess of an amount consistent with the qualification of such Stock Option as an "incentive stock option" under Section 422A of the Code.

SECTION 8.  RESTRICTED STOCK; UNRESTRICTED STOCK.

     (a)    Nature of Restricted Stock Award.

     A Restricted Stock Award is an Award entitling the recipient to acquire shares of Stock for a purchase price (which may be zero) equal to or less than their par value, subject to such conditions, including a Company right during a specified period or periods to repurchase such shares at their original purchase price (or to require forfeiture of such shares, if the purchase price was zero) upon participant's termination of employment, as the Committee may determine at the time of grant.

     (b)    Award Agreement.

     A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company by certified or bank check or other instrument acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a Restricted Stock Award Agreement in such form as the Committee shall determine.

     (c)    Rights as a Shareholder.

     Upon complying with paragraph (b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to nontransferability restrictions and Company repurchase or forfeiture rights described in this Section and subject to any other conditions contained in the Award Agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are free of any restrictions under the Plan.

     (d)    Restrictions.

     Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment with the Company and its subsidiaries for any reason such shares shall be resold to the Company at their purchase price, or forfeited to the Company if the purchase price was zero, except as set forth below.

     (i) The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the Restricted Stock and the obligation to resell such shares to the Company shall lapse. The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Award.

     (ii) Except as may otherwise be provided in the Award Agreement, in the event of termination of employment by the Company and its Subsidiaries for any reason (including death), a participant or the participant's legal representative shall offer to resell to the Company, at the price paid therefor, all Restricted Stock, and the Company shall have the right to purchase the same at such price, or if the price was zero to require forfeiture of the same, provided that except as otherwise specified in the Award Agreement, the Company must exercise such right of repurchase or forfeiture not later than the 60th day following such termination of employment.

     (e)    Waiver, Deferral and Reinvestment of Dividends.

     The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock. Unless otherwise specified in the Award Agreement, dividends will be paid at the same time as dividends are paid with respect to shares of Stock not subject to restrictions under the Plan.

     (f)    Unrestricted Stock.

     The Committee may, in its sole discretion, grant (or sell at a purchase price not to exceed par value per share) to any participant shares of Stock free of restrictions under the Plan ("Unrestricted Stock"). Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

SECTION 9.  DEFERRED STOCK AWARDS.

     (a)    Nature of Deferred Stock Award.

     A Deferred Stock Award is an award entitling the recipient to acquire shares of Stock without payment in one or more installments at a future date or dates, all as determined by the Committee. The Committee may condition such acquisition on the attainment of specified performance goals.

     (b)    Award Agreement.

     A participant who is granted a Deferred Stock Award shall have no rights with respect to a such Award unless within 60 days of the grant of such Award or such shorter period as the Committee may specify, the participant shall have accepted the Award by executing and delivering to the Company a Deferred Stock Award Agreement.

     (c)    Restrictions on Transfer.

     Deferred Stock Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered. Rights with respect to such Awards shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

     (d)    Rights as a Shareholder.

     A participant receiving a Deferred Stock Award will have rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate for shares of Deferred Stock only upon satisfaction of all conditions therefor specified in the Deferred Stock Award Agreement.

     (e)    Termination.

     Except as may otherwise be provided by the Committee at any time prior to termination of employment, a participant's rights in all Deferred Stock Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death).

     (f)    Acceleration, Waiver, etc.

     At any time prior to the participant's termination of employment the Committee may in its discretion accelerate, waive, or, subject to Section 13, amend any or all of the restrictions or conditions imposed under any Deferred Stock Award.

     (g)    Payments in Respect of Deferred Stock.

     Without limiting the right of the Committee to specify different terms, the Deferred Stock Award Agreement may either make no provisions for, or may require or permit the immediate payment, deferral or investment of amounts equal to, or less than, any cash dividends which would have been payable on the Deferred Stock had such Stock been outstanding, all as determined by the Committee in its sole discretion.

SECTION 10. PERFORMANCE UNIT AWARDS.

     (a)    Nature of Performance Units.

     A Performance Unit Award is an award entitling the recipient to acquire cash or shares of Stock, or a combination of cash and Stock, upon the attainment of specified performance goals. The Committee in its sole discretion shall determine whether and to whom Performance Unit Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Unit. Performance Units may be awarded independently of or in connection with the granting of any other Award under the Plan.

     (b)    Award Agreement.

     A participant shall have no rights with respect to a Performance Unit Award unless within 60 days of the grant of such Award or such shorter period as the Committee may specify, the participant shall have accepted the Award by executing and delivering to the Company a Performance Unit Award Agreement.

     (c)    Restrictions on Transfer.

     Performance Unit Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, and if exercisable over a specified period, shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

     (d)    Rights as a Shareholder.

     A participant receiving a Performance Unit Award will have rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Unit Award only upon satisfaction of all conditions therefor specified in the Performance Unit Award Agreement.

     (e)     Termination.

     Except as may otherwise be provided by the Committee at any time prior to termination of employment, a participant's rights in all Performance Unit Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death).

     (f)     Acceleration, Waiver, etc.

     At any time prior to the participant's termination of employment by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Unit Award.

     (g)     Exercise.

     The Committee in its sole discretion shall establish procedures to be followed in exercising any Performance Unit, which procedures shall be set forth in the Performance Unit Award Agreement. The Committee may at any time provide that payment under a Performance Unit shall be made, upon satisfaction of the applicable performance goals, without exercise by the participant. Except as otherwise specified by the Committee, (i) a Performance Unit granted in tandem with a Stock Option may be exercised only while the Stock Option is exercisable, and (ii) the exercise of a Performance Unit granted in tandem with any Award shall reduce the number of shares subject to the related Award on such basis as is specified in the Performance Unit Award Agreement.

SECTION 11.  OTHER STOCK-BASED AWARDS; SUPPLEMENTAL GRANTS.

     (a)     Nature of Awards.

     The Committee may grant other Awards under which Stock is or may in the future be acquired ("Other Stock-based Awards"). Such awards may include, without limitation, securities (including shares of Preferred Stock not exceeding in the aggregate 500,000 shares) convertible into or exchangeable for shares of Stock upon such conditions, including attainment of performance goals, as the Committee shall determine. Subject to the purchase price limitations in paragraph (b) below, such convertible or exchangeable securities may have such terms and conditions as the Committee may determine at the time of grant. However, no convertible or exchangeable debt or preferred stock shall be issued unless the Committee shall have provided (by Company right of repurchase, right to require conversion or exchange or other means deemed appropriate by the Committee) a means of avoiding any right of the holders of such debt or Preferred Stock to prevent a Company transaction by reason of covenants in such debt or voting rights in such Preferred Stock.

     (b)    Purchase Price; Form of Payment.

     The Committee may determine the consideration, if any, payable upon the issuance or exercise of an Other Stock-based Award, subject to the following conditions. No equity security other than Stock may be issued pursuant to an Other Stock-based Award unless (i) issued at no cost to the recipient (or for a purchase price not in excess of the par value of any preferred stock so issued) or (ii) sold by the Company and the Company shall have received payment for such equity security equal to at least 50% of its par value on the grant or issuance date, as determined in good faith by the Committee. In addition, no shares of Stock (whether acquired by purchase, conversion or exchange or otherwise) shall be issued unless (i) issued at no cost to the recipient (or for a purchase price not in excess of the par value of the Stock) or (ii) sold, converted or exchanged by the Company, and the Company shall have received payment for such Stock or securities so exchanged or converted equal to at least 50% of Fair Market Value of the Stock on the grant or effective date, or the exchange or conversion date, under the Award, as specified by the Committee. The Committee may permit payment by certified check or bank check or other instrument acceptable to the Committee or by surrender of other shares of Stock (excluding shares then subject to restrictions under the Plan).

     (c) Forfeiture of Awards; Repurchase of Stock; Acceleration or Waiver of Restrictions.

     The Committee may determine the conditions under which an Other Stock-based Award shall be forfeited or, in the case of an Award involving a payment by the recipient, the conditions under which the Company may or must repurchase such Award or related Stock. At any time the Committee may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the limitations or conditions imposed under any Other Stock-based Award.

     (d)    Award Agreements.

     A participant shall have no rights with respect to any Other Stock-based Award unless within 60 days after the grant of such Award (or such shorter period as the Committee may specify) the participant shall have accepted the Award by executing and delivering to the Company an Other Stock-based Award Agreement.

     (e)    Nontransferability,

     Other Stock-based Awards may not be sold, assigned, transferred, pledged or encumbered except as may be provided in the Other Stock-based Award Agreement. However, in no event shall any Other Stock-based Award be transferred other than by will or by the laws of descent and distribution or be exercisable during the participant's lifetime by other than the participant or the participant's legal representative.

     (f)      Rights as a Shareholder.

     A recipient of any Other Stock-based Award will have rights of a shareholder only at the time and to the extent, if any, specified by the Committee in the Other Stock-based Award Agreement.

     (g)      Deemed Dividend Payments; Deferrals.

     Without limiting the right of the Committee to specify different terms at or after grant, an Other Stock-based Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends or deemed dividends payable on Stock subject to the Award.

     (h)      Supplemental Grants.

     The Company may in its sole discretion make a loan to the recipient of an Award hereunder, either on or after the date of grant of such Award. Such loans may be made either in connection with the exercise of a Stock Option, a Stock Appreciation Right, or an Other Stock-based Award, in connection with the purchase of shares under any Award, or in connection with the payment of any federal income tax in respect of income recognized under an Award. The Committee shall have full authority to decide whether to make a loan hereunder and to determine the amount, term and provisions of any such loan, including the interest rate (which may be zero) charged in respect of any such loan, whether the loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall have a term (including extensions) exceeding ten years in duration or be in an amount exceeding the total exercise or purchase price paid by the borrower under an Award under the Plan plus an amount equal to the cash payment permitted in the following paragraph.

     The Committee may at any time authorize a cash payment, in respect of the grant or exercise of an Award under the Plan or the lapse or waiver of restrictions under an Award, which shall not exceed the amount which would be required in order to pay in full the federal income tax due as a result of ordinary income recognized by the recipient under both the Award and such cash payment, in each case assuming that such income is taxed at the regular maximum marginal rate applicable to individuals under the Code as in effect at the time such income is includable in the recipient's income. Subject to the foregoing, the Committee shall have complete authority to decide whether to make such cash payments in any case, to make provision for such payments either simultaneously with or after the grant of the associated Award, and to determine the amount of each such payment.

SECTION 12.   TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

For purposes of the Plan, the employees of a Subsidiary of the Company shall be deemed to have terminated their employment on the date on which such Subsidiary ceases to be a Subsidiary of the Company.

SECTION 13.   AMENDMENTS AND TERMINATION.

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. However, no such amendment, unless approved by stockholders, shall be effective if it would cause the Plan to fail to satisfy the incentive stock option requirements of the Code or the requirements of Rule 16b-3 or any successor rule under the Act as in effect on the date of such amendment.

SECTION 14.   STATUS OF PLAN.

     With respect to the portion of any Award which has not been exercised and any payments in cash, stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver

Stock or make payments with respect to awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 15.   CHANGE OF CONTROL PROVISIONS.

     As used herein, a Change of Control and related definitions shall have the meanings set forth in Exhibit A to this Plan.

     Upon the occurrence of a Change of Control:

     (a) Each Stock Option and Stock Appreciation Right shall automatically become fully exercisable unless the Committee shall otherwise expressly provide at the time of grant.

     (b) Restrictions and conditions on Restricted Stock, Deferred Stock, Performance Units and Other Stock-based Awards shall automatically be deemed waived only if and to the extent, if any, specified (whether at or after time of grant) by the Committee.

The Committee may at any time prior to or after a Change of Control accelerate the exercisability of any Stock Options and Stock Appreciation Rights and may waive restrictions, limitations and conditions on Restricted Stock, Deferred Stock, Performance Units and Other Stock-based Awards to the extent it shall in its sole discretion determine.

SECTION 16.   GENERAL PROVISIONS.

     (a)      No Distribution; Compliance with Legal Requirements, etc.

     The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b)      Other Compensation Arrangements; No Employment Rights.

     Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan does not confer upon any employee any right to continued employment with the Company or a Subsidiary, nor does it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

     (c)      Tax Withholding, etc.

     Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     The Committee may provide, in respect of any transfer of Stock or Preferred Stock under an Award, that if and to the extent withholding of any Federal, state or local tax is required in respect of such transfer, the participant may elect, at such time and in such manner as the Committee shall prescribe, to have the Company hold back from the transfer Stock (or Preferred Stock) having a value calculated to satisfy such withholding obligation. Notwithstanding the foregoing, in the case of a participant subject to the restrictions of Section 16(b) of the Act no such election shall be effective unless made in compliance with any applicable requirements of Rule 16b-3(e) or any successor Rule under the Act.

SECTION 17.   EFFECTIVE DATE OF PLAN.

  The Plan was adopted by the Board and approved by Zayre Corp. as sole stockholder of the Company on April 6, 1989. The effective date of the Plan is the date of the spin-off by Zayre Corp. of the stock of the Company to the stockholders of Zayre Corp.

                                                                       EXHIBIT A
                                                                       ---------

                       Definition of "Change of Control"
                       --------------------------------

"Change of Control" shall mean the occurrence of any one of the following events:

     (a) there occurs a change of control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or in any other filing under the Exchange Act; provided, however, that no transaction shall be deemed to be a Change of Control
--------  -------
as to a Participant (i) if the person or each member of a group of persons acquiring control is excluded from the definition of the term "Person" hereunder or (ii) unless the Committee shall otherwise determine prior to such occurrence, if the Participant or a Participant Related Party is the Person or a member of a group constituting the Person acquiring control; or

     (b) any Person other than the Company, any wholly-owned subsidiary of the Company, or any employee benefit plan of the Company or such a subsidiary becomes the owner of 20% or more of the Company's Common Stock and thereafter individuals who were not directors of the Company prior to the date such Person became a 20% owner are elected as directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least 1/4 of the Company's Board of Directors; provided, however,
                                                             --------  -------
that unless the Committee shall otherwise determine prior to the acquisition of such 20% ownership, such acquisition of ownership shall not constitute a Change of Control as to a Participant if the Participant or a Participant Related Party is the Person or a member of a group constituting the Person acquiring such ownership; or

     (c) there occurs any solicitation or series of solicitations of proxies by or on behalf of any Person other than the Company's Board of Directors and thereafter individuals who were not directors of the Company prior to the commencement of such solicitation or series of solicitations are elected as directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least 1/4 of the Company's Board of Directors; or

     (d) the Company executes an agreement of acquisition, merger or consolidation which contemplates that (i) after the effective date provided for in such agreement, all or substantially all of the business and/or assets of the Company shall be owned, leased or otherwise controlled by another Person and
(ii) individuals who are directors of the Company when such agreement is executed shall not constitute a majority of the board of directors of the survivor or successor entity immediately after the effective date provided for in such agreement; provided, however, that unless otherwise determined by the
                   --------  -------
Committee, no transaction shall constitute a

Change of Control as to a Participant if, immediately after such transaction, the Participant or any Participant Related Party shall own equity securities of any surviving corporation ("Surviving Entity") having a fair value as a percentage of the fair value of the equity securities of such Surviving Entity greater than 125% of the fair value of the equity securities of the Company owned by the Participant and any Participant Related Party immediately prior to such transaction, expressed as a percentage of the fair value of all equity securities of the Company immediately prior to such transaction (for purposes of this paragraph ownership of equity securities shall be determined in the same manner as ownership of Common Stock); and provided, further, that, for purposes
                                          --------  -------
of this paragraph (d), if such agreement requires as a condition precedent approval by the Company's shareholders of the agreement or transaction, a Change of Control shall not be deemed to have taken place unless and until such approval is secured (but upon any such approval, a Change of Control shall be deemed to have occurred on the date of execution of such agreement).

     In addition, for purposes of this Exhibit A the following terms have the meanings set forth below:

     "Common Stock" shall mean the then outstanding Common Stock of the Company plus, for purposes of determining the stock ownership of any Person, the number of unissued shares of Common Stock which such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) upon the exercise of conversion rights, exchange rights, warrants or options or otherwise. Notwithstanding the foregoing, the term Common Stock shall not include shares of Preferred Stock or convertible debt or options or warrants to acquire shares of Common Stock (including any shares of Common Stock issued or issuable upon the conversion or exercise thereof) to the extent that the Board of Directors of the Company shall expressly so determine in any future transaction or transactions.

     A Person shall be deemed to be the "owner" of any Common Stock:

          (i) of which such Person would be the "beneficial owner," as such term is defined in Rule 13d-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Exchange Act, as in effect on March 1, 1989; or

          (ii) of which such Person would be the "beneficial owner" for purposes of Section 16 of the Exchange Act and the rules of the Commission promulgated thereunder, as in effect on March 1, 1989; or

          (iii) which such Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated by the Commission under the Exchange Act, as in effect on March 1, 1989) has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise.

     "Person" shall have the meaning used in Section 13(d) of the Exchange Act, as in effect on March 1, 1989; provided, however, that the term "Person" shall
                               --------  -------
not include (a) any individuals who are descendants of Max Feldberg or Morris Feldberg, (b) any relatives of the fourth degree of consanguinity or closer of such descendants or (c) custodians, trustees or legal representatives of such persons.

     A "Participant Related Party" shall mean, with respect to a Participant, any affiliate or associate of the Participant other than the Company or a Subsidiary of the Company. The terms "affiliate" and "associate" shall have the meanings ascribed thereto in Rule 12b-2 under the Exchange Act (the term "registrant" in the definition of "associate" meaning, in this case, the Company).

     "Participant" means a participant in the Plan.

                                                    (As amended through 3/30/94)


                                  WABAN INC.
                           MANAGEMENT INCENTIVE PLAN

Section     Title                             Page
-------     -----                             ----
   1        Purpose                           1

   2        Definitions                       1

   3        Effective Date                    2

   4        Administration                    2

   5        Eligibility                       2

   6        Description of Awards             3

   7        Determination of Awards           6

   8        Payment of Awards                 7

   9        Deferral of Awards                7

   10       Designation of Beneficiary        7

   11       Notices                           8

   12       Rights of Participants            8

   13       No Employment Rights              8

   14       Certain Payments Upon a           9
               Change of Control

   15       Nonalienation of Award            9

   16       Withholding Taxes                 9

   17       Termination, Amendment,           9
               and Modification

   18       Headings and Captions             9

   19       Controlling Law                   9

   20       Miscellaneous Provisions          10

   21       Definition of Change of Control   10

                                    WABAN INC.
                           MANAGEMENT INCENTIVE PLAN


1.   Purpose

     The purpose of the Waban Inc. Management Incentive Plan (the "Plan") is to provide officers and other employees who are key to the annual growth and profitability of Waban Inc. and its subsidiaries with reward opportunities commensurate with their performance relative to annual objectives.

2.   Definitions

     Unless the context requires otherwise, the following expressions as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably, and that each comprehends the others.

     (a) "Committee" shall mean the Waban Inc. Incentive Plan Committee, consisting of the President and Chief Executive Officer of Waban Inc., who shall serve as the Chairman of the Committee; the Chairman of the Board of Waban Inc.; the Director of Finance of Waban Inc.; and others who from time to time are designated by the Chairman of the Committee to serve as members of the Committee.

     (b)  "Company" shall mean Waban Inc. and its subsidiaries.

     (c) "ECC" shall mean the Executive Compensation Committee of the Board of Directors of Waban Inc.

     (d) "Fiscal Year" shall mean the fifty-two or fifty-three week period ending on the last Saturday in January, and commencing on the Sunday following the last Saturday in January of the preceding calendar year.

     (e) "Participant" shall mean an officer or other employee of Waban Inc. who is designated a participant pursuant to Section 5 below.

     (f) "Performance Criteria" shall mean the standards of measurement of Company performance and individual performance for each Performance Period as established by the Committee and the ECC pursuant to paragraph (a) of Section 6 below.

     (g) "Performance Goals" shall mean the levels of performance with respect to each Performance Criterion at which awards are payable pursuant to this Plan.

          Performance goals are established by the Committee and the ECC pursuant to paragraph (b) of Section 6 below.

     (h)  "Performance Period" shall mean one Fiscal Year.

3.   Effective Date

     The effective date of the Plan shall be April 6, 1989.

4.   Administration

     This Plan shall be administered by the ECC, taking into account recommendations of the Committee. The ECC shall have full authority to interpret the Plan; to establish, amend, and rescind rules for carrying out the Plan; to administer the Plan; to determine the terms and provisions of any agreements pertaining to the Plan; and to make all other determinations necessary or advisable for its administration.

     Any person objecting to any interpretation, rule, determination or other action made or taken by the Committee or the ECC which affects said person shall have the right to appeal in writing to the ECC, setting forth the objections in reasonable detail, provided that such appeal shall be made within 90 days after promulgation of such interpretation, rule, or other determination, or such additional time as the ECC shall deem reasonable.

     The ECC shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before the ECC. Its determination shall be binding on all parties.

     No member or former member of the Committee, the ECC, or the Board of Directors of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any award or payment made under the Plan.

5.   Eligibility

     For each Performance Period, the ECC shall designate, based upon recommendations of the Committee, Participants to receive annual management incentive awards, subject to the terms and conditions of the Plan. Participants in the Plan shall be key employees of the Company, including such executives and other full time employees of the Company as the ECC shall, at any time, designate as Participants for said Performance Period.

     The Chairman of the Board of Waban Inc. is specifically excluded from participation in this Plan.

6.   Description of Awards

     (a)  Designation of Performance Criteria

          At the commencement of each Performance Period, the Committee shall recommend, for the ECC's approval, one or more Performance Criteria for said Performance Period and the relative weight to be given to each Performance Criterion. Performance Criteria and the weighting thereof may vary by Participant and may be different for different Performance Periods. Such Performance Criteria shall include only the following measures: operating income, pre-tax income, net income, gross profit dollars, costs, any of the preceding measures as a percent of sales, earnings per share, sales, return on equity, and return on investment.

     (b)  Performance Goals

          At the commencement of each Performance Period, the Committee shall establish a range of Performance Goals from minimum to target to maximum for each Performance Criterion for said Performance Period.

          Performance Goals may vary by Participant and may be different for different Performance Periods.

          At any time designated by the ECC during a Performance Period or thereafter, but prior to award payment, appropriate adjustments in the Performance Goals may be made to avoid undue windfalls or hardships due to external conditions outside the control of management, nonrecurring or abnormal items, changes in accounting practices or such other matters as the Committee shall, in its sole discretion, determine, subject to paragraph (d) below.

          Performance Goals and any adjustments thereto shall be reported to the

          ECC. The ECC shall have the right at its election to reject any Performance Goals or adjustments and direct reconsideration by the Committee.

     (c)  Award Opportunity

          At the commencement of each Performance Period, the Committee shall assign to each Participant the minimum, target, and the maximum award opportunity to be earned for said Performance Period based upon the Participant's position and ability to impact annual performance relative to goals during the Performance Period. Said award opportunity is subject to the approval of the ECC. Award opportunity may be expressed as a fixed amount or as a percentage of the Participant's base salary earned for the Performance Period. No individual award opportunity shall exceed 100% of the Participant's annualized base salary at the commencement of the applicable Performance Period.

          From time to time, discretionary awards, in addition to the annual management incentive awards, may be made by the Committee to any Participant due to outstanding performance or extraordinary circumstances which occur during the Performance Period. No discretionary award shall be made to any Participant whose compensation is subject to the approval of the ECC, unless such award shall be approved by the ECC. All discretionary awards shall be reported to the ECC for each Performance Period.

     (d)  Adjustments to Performance Goals for Certain Officers

          The Committee shall make no adjustments to the Performance Goals whose effect is to increase the incentive payment to the Chief Executive Officer or to other executive officers as of the end of the fiscal year who are named in the proxy statement, except for the following:

          1) Events classified as extraordinary items or discontinued operations or presented as special nonrecurring charges (or income) in accordance with generally accepted accounting principles.

          2) Disposal of a business segment or a group of two or more warehouse stores, a major administrative unit, or major assets, if quantified and disclosed in Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company's Annual Report on Form 10-K.

          3) Conversion of convertible bonds or preferred stock convertible into common stock; a repurchase by the Company of a large number of outstanding shares of stock, if it has material impact on the performance that is being measured; or an increase in the number of shares of common stock for earnings per share calculation purposes due to a new equity or convertible debenture offering, but not by exercise of stock options, restricted stock or other stock-based awards under the Company's 1989 Stock Incentive Plan.

          4) Balance sheet recapitalization or restructuring that materially alters the allocation between debt and equity for a division.

          5) Changes in accounting practice to comply with new legislation or with rules promulgated by the Securities and Exchange Commission or the Financial Accounting Standards Board and changes in tax laws that affect tax rates, credits, or the definition of taxable income, if material.

          6) Unusual and material losses beyond the Company's control, such as acts of God, (e.g., earthquake or widespread hurricane damage).

          7) Reserves for future period events which will not occur until after the performance measurement period.

          8) Adjustments attributable to prior periods in the case of a newly acquired business.

          9) Adjustments of goals made immediately after completion by the Company's independent public accountants of the audit of the Company's financial statements for the fiscal year immediately preceding the Performance Period, made solely to "true-up" goals that were based on estimated results for said preceding year.

         10) Gains and losses from sales of a minority interest in a subsidiary.

         11) Net incremental expense incurred by a division as a result of opening new warehouse stores in excess of the number incorporated in the Performance Goals. The amount of the adjustment shall be equal to the average operating loss incurred by new warehouse stores opened by the same division in the same fiscal year.

          In no event, however, shall the Committee make any adjustment which would cause incentive awards not to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

7.   Determination of Awards

     (a) Upon completion of each Performance Period and certification of the Company's financial statements by the Company's independent public accountants for the Fiscal Year included in such Performance Period, the ECC will review performance relative to Performance Goals, as adjusted from time to time in accordance with paragraph (b) of Section 6 above, and determine the value of the awards for each Performance Period.

          Achievement of all Performance Goals will result in payment of a Participant's target award. Failure to achieve Performance Goals will result in a decrease or elimination of the Participant's award. Exceeding performance goals will result in an award greater than the target award but not greater than the maximum award.

     (b) If an employee becomes a Participant after the beginning of a Performance Period, the award payable to such employee will be prorated in accordance with the portion of the Performance Period during which such employee is a Participant.

     (c) In the event of termination of employment of a Participant for any reason prior to the last day of the Performance Period, a Participant shall have no further rights under the Plan thereafter and shall not be entitled to payment of any award.

          If termination of employment occurs (i) by reason of death, (ii) due to normal retirement under a retirement plan of the Company, or (iii) due to early retirement after age 55 with the consent of the Company, the ECC may, in its sole discretion, value and direct that some portion of the award be deemed earned and payable, taking into account the duration or employment during the Performance Period, the Participant's performance, and such other matters as the ECC shall deem appropriate.

          In the event of termination of employment for cause, as defined and determined by the ECC in its sole discretion, no payment shall be made with regard to any prior or current Performance Period.

     (d) If a Participant shall be actively employed less than a full Performance Period because of an accident or illness but shall complete 26 weeks of active employment during said Performance Period, the incentive award otherwise payable to said Participant for said Performance Period shall not be reduced because of a failure of active employment because of such accident or illness.

          If a Participant shall be actively employed less than a full Performance Period because of an accident or illness and shall not complete 26 weeks of active employment during said Performance Period, said Participant shall receive such incentive award, if any, for said Performance Period as the Committee shall determine, subject to approval by the ECC. The time during which a Participant receives sick leave and/or vacation payments shall be deemed active employment time. Time during which a Participant receives short-term income protection, short-term disability and/or long-term disability payments shall not be deemed active employment time.

8.   Payment of Awards

     As soon as practicable after valuation of the award for each Performance Period, payment will be made in cash with respect to the award earned by each Participant.

9.   Deferral of Awards

     Participants who are designated by the ECC as being eligible to participate in the Waban Inc. General Deferred Compensation Plan may elect to defer all or a portion of their awards in accordance with the terms of such General Deferred Compensation Plan.

10.  Designation of Beneficiary

     (a) Subject to applicable law, each Participant shall have the right to file with the Company, to the attention of the ECC or the Committee, a written designation of one or more persons as the beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his death. A Participant may from time to time revoke or change the beneficiary by filing a new designation with the ECC or the Committee. The last such designation received by the ECC or the Committee shall be controlling, provided, however, that no designation, change, or revocation thereof shall be effective unless received by the ECC or the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to receipt.

     (b) If no such beneficiary designation is in effect at the time of a Participant's death, or if no designated beneficiary survives the Participant, or if such designation conflicts with law, the payment of the amount, if any, payable under the Plan upon the Participant's death shall be made to the Participant's estate by the Committee. If the Committee is in doubt as to the right of any person to receive any amount, the Committee may retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may pay such amount into any court of appropriate jurisdiction, and such payment shall be a complete discharge of the liability of the Plan, the Company, the Committee and the ECC therefor.

11.  Notices

     Each Participant whose employment relationship with the Company has terminated, either voluntarily or involuntarily, shall be responsible for furnishing the Committee or the Vice President-Finance of Waban Inc. with the current and proper address for mailing of notices and the delivery of agreements and payments. Any notice required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid.

     If any item mailed to such address is returned undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.

12.  Rights of Participants

     Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant or such Participant's legal representative or designated beneficiary, or other persons.

     If and to the extent that any Participant or his legal representative or designated beneficiary, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

13.  No Employment Rights

     Nothing in this Plan or any other document describing or referring to this Plan shall be deemed to confer on any Participant the right to continue in the employ of the Company or affect the right of the Company to terminate the employment of any such person with or without cause.

14.  Certain Payments Upon a Change of Control

     If, upon a Change of Control (as defined in Section 21 below) of the Company, amounts payable or that would or might be payable in respect of an individual under the Plan instead are paid to such individual or such individual's estate or beneficiary pursuant to any change of control severance plan or agreement, or any similar plan, agreement or arrangement to which the Company is a party, payments in respect of such individual hereunder shall be reduced pro tanto.

15.  Nonalienation of Award

     No amounts payable or other rights under the Plan shall be sold, transferred, assigned, pledged, or otherwise disposed of or encumbered by a Participant, except as provided herein, nor shall they be subject to attachment, garnishment, execution, or other creditor's processes.

16.  Withholding Taxes

     The Company shall have the right to deduct withholding taxes from any payments made pursuant to the Plan, or make such other provisions as it deems necessary or appropriate to satisfy its obligations for withholding federal, state, or local income or other taxes from payments to the Participant.

17.  Termination, Amendment, and Modification

     The Committee, ECC or the Board of Directors may from time to time amend, modify, or discontinue the Plan or any provision hereof. No amendment to or discontinuance or termination of the Plan shall, without the written consent of the Participant, adversely affect any rights of such Participant that have vested. This Plan shall continue until terminated by the Committee, ECC or the Board of Directors of the Company.

18.  Headings and Captions

     The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

19.  Controlling Law

     This Plan shall be construed and enforced according to the laws of the Commonwealth of Massachusetts, to the extent not preempted by Federal law, which shall otherwise control.

20. Miscellaneous Provisions

     (a) All costs and expenses involved in administering the Plan as provided herein, or incident thereto, shall be borne by the Company.

     (b) If any Participant shall also participate in other annual incentive plans of the Company, the ECC shall determine the amount, if any, by which such Participant's award under the Plan shall be adjusted, so as to coordinate the benefits under this Plan with the other plans.

     (c) The Committee or the ECC may, in its sole discretion, reduce or eliminate awards granted or money payable to any Participant or all Participants if it determines that such awards or payments may cause the Company to violate any applicable law, regulation, controls, or guidelines. Such reduction or elimination may be made notwithstanding that the possible violation might be eliminated by reducing or not increasing compensation or benefits of other associates, it being the intent of the Plan not to inhibit the discretion of the Company to provide such forms and amounts of compensation and benefits to employees as it deems advisable.

21.  Definition of Change of Control

     "Change of Control" shall mean the occurrence of any one of the following events:

          (a) there occurs a change of control of the Company of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); provided, however, that no
                                                --------  -------
     transaction shall be deemed to be a Change of Control as to a Participant
     (i) if the person or each member of a group of persons acquiring control is excluded from the definition of the term "Person" hereunder or (ii) unless the ECC shall otherwise determine prior to such occurrence, if the Participant or a Participant Related Party is the Person or a member of a group constituting the Person acquiring control; or

          (b) any Person other than the Company, any wholly-owned subsidiary of the Company, or any employee benefit plan of the Company or such a subsidiary becomes the owner of 20% or more of the Company's Common Stock and thereafter individuals who were not directors of the Company prior to the date such Person became a 20% owner are elected as directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least 1/4 of the Company's Board of Directors; provided, however, that
                                                    --------  -------
     unless the ECC shall otherwise determine prior to the acquisition of such 20% ownership, such acquisition of ownership shall not constitute a Change of Control as to a Participant if the Participant or a Participant Related Party is the Person or a member of a group constituting the Person acquiring such ownership; or

          (c) there occurs any solicitation or series of solicitations of proxies by or on behalf of any Person other than the Company's Board of Directors and thereafter individuals who were not directors of the Company prior to the commencement of such solicitation or series of solicitations are elected as directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least 1/4 of the Company's Board of Directors; or

          (d) the Company executes an agreement of acquisition, merger or consolidation which contemplates that (i) after the effective date provided for in such agreement, all or substantially all of the business and/or assets of the Company shall be owned, leased or otherwise controlled by another Person and (ii) individuals who are directors of the Company when such agreement is executed shall not constitute a majority of the board of directors of the survivor or successor entity immediately after the effective date provided for in such agreement; provided, however, that
                                                    --------  -------
     unless otherwise determined by the ECC, no transaction shall constitute a Change of Control as to Participant if, immediately after such transaction, the Participant or any Participant Related Party shall own equity securities of any surviving corporation ("Surviving Entity") having a fair value as a percentage of the fair value of the equity securities of such Surviving Entity greater than 125% of the fair value of the equity securities of the Company owned by the Participant and any Participant Related Party immediately prior to such transaction, expressed as a percentage of the fair value of all equity securities of the Company immediately prior to such transaction (for purposes of this paragraph ownership of equity securities shall be determined in the same manner as ownership of Common Stock); and provided, further, that, for purposes of
                                     --------  -------
     this paragraph (d), if such agreement requires as a condition precedent approval by the Company's shareholders of the agreement or transaction, a Change of Control shall not be deemed to have taken place unless and until such approval is secured (but upon any such approval, a Change of Control shall be deemed to have occurred on the date of execution of such agreement).

     In addition, for purposes of this Section 21 the following terms have the meanings set forth below:

     "Common Stock" shall mean the then outstanding Common Stock of the Company plus, for purposes of determining the stock ownership of any Person, the number of unissued shares of Common Stock which such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) upon the exercise of conversion rights, exchange rights, warrants or options or otherwise. Notwithstanding the foregoing, the term Common Stock shall not include shares of Preferred Stock or convertible debt or options or warrants to acquire shares of Common Stock (including any shares of Common Stock issued or issuable upon the conversion or exercise thereof) to the extent that the Board of Directors of the Company shall expressly so determine in any future transaction or transactions.

     A Person shall be deemed to be the "owner" of any Common Stock:

          (i) of which such Person would be the "beneficial owner," as such term is defined in Rule 13d-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Exchange Act, as in effect on March 1, 1989; or

          (ii) of which such Person would be the "beneficial owner" for purposes of Section 16 of the Exchange Act and the rules of the Commission promulgated thereunder, as in effect on March 1, 1989; or

          (iii) which such Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated by the Commission under the Exchange Act, as in effect on March 1, 1989) has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise.

     "Person" shall have the meaning used in Section 13(d) of the Exchange Act, as in effect on March 1, 1989; provided, however, that the term "Person" shall
                               --------  -------
not include (a) any individuals who are descendants of Max Feldberg or Morris Feldberg, (b) any relatives of the fourth degree of consanguinity or closer of such descendants or (c) custodians, trustees or legal representatives of such persons.

     A "Participant Related Party" shall mean any affiliate or associate of the Participant other than the Company or a Subsidiary of the Company. The terms "affiliate" and "associate" shall have the meanings ascribed thereto in Rule 12b-2 under the Exchange Act (the term "registrant" in the definition of "associate" meaning, in this case, the Company).

     "Participant" means a participant in the Plan.

WABAN INC.

                             GROWTH INCENTIVE PLAN

                               ----------------

                       Effective as of January 30, 1994
                      (as amended through March 30, 1994)


                                  WABAN INC.

                             GROWTH INCENTIVE PLAN

                               ----------------

                               TABLE OF CONTENTS

                               ----------------

ARTICLE                                                PAGE
-------                                                ----
ARTICLE 1.  DEFINITIONS..............................     1
ARTICLE 2.  BENEFITS UNDER THIS PLAN.................     2
ARTICLE 3.  DESIGNATION OF BENEFICIARY...............     5
ARTICLE 4.  PLAN ADMINISTRATION AND INDEMNIFICATION..     5
ARTICLE 5.  EFFECT ON EMPLOYMENT RIGHTS..............     5
ARTICLE 6.  CHANGE OF CONTROL........................     5
ARTICLE 7.  AMENDMENT OR TERMINATION OF PLAN.........     6
ARTICLE 8.  NON-ASSIGNMENT...........................     6
ARTICLE 9.  CONSTRUCTION.............................     6
ARTICLE 10. RELEVANT LAW.............................     6


                                  WABAN INC.

                             GROWTH INCENTIVE PLAN

                               ----------------

          Waban Inc. hereby establishes the Waban Inc. Growth Incentive Plan (the "Plan"), effective as of January 30, 1994.

                             W I T N E S S E T H:
                             - - - - - - - - - -
          WHEREAS, the Participants are in high-level management positions in Waban Inc. or its subsidiaries and are key to the long-term success of the Company;

          WHEREAS, the Company desires to provide an incentive to focus the Participants' attention and efforts on long-term growth and profitability;

          NOW THEREFORE, the Company hereby adopts the Plan, as hereinafter set forth, effective as of January 30, 1994.

                                  * * * * * *

          ARTICLE 1. DEFINITIONS. The following terms as used in this Plan shall have the following meanings:

          1.1 "Award Period" shall mean a period of a certain number of consecutive fiscal years, as determined by the Committee in its discretion. Award Periods may overlap and employees may participate simultaneously with respect to more than one Award Period.

          1.2 "Committee" shall mean the Executive Compensation Committee of the Board of Directors of Waban Inc.

          1.3  "Company" shall mean Waban Inc. and its subsidiaries.

          1.4  "Effective Date" shall mean January 30, 1994.

          1.5 "Incentive Unit" shall mean an incentive unit granted to each Participant, the value of which equals a certain percentage of the growth in the Incentive Measurement achieved over the Award Period, as determined by the Committee.

          1.6 "Incentive Measurement" shall mean any one or combination of the following objective measures of performance or growth, as the Committee shall determine: operating income, pre-tax income, net income, costs, any of the preceding measures as a percent of sales, earnings per share, sales, return on equity, and return on investment.

          1.7 "Participant" shall mean an employee in a high-level management position in the Company who is selected by the Committee, in its discretion, to be a Participant in the Plan.

          1.8 "Plan" shall mean the Waban Inc. Growth Incentive Plan, as herein set forth, including any and all amendments hereto and restatements hereof.


          ARTICLE 2.  BENEFITS UNDER THIS PLAN.

          2.1  Granting of Awards.

               (a) The Grant. On or before the commencement of each Award Period, the Committee shall determine (i) which employees shall be Participants in the Plan, (ii) the amount of Incentive Units to be granted to each Participant, and (iii) the method or formula for determining the value of each Incentive Unit, based on the Incentive Measurement.

               (b) Payment Dates. On or before the commencement of each Award Period, the Committee shall determine (i) the date or dates on or about which payment in respect of Incentive Units shall be made, and (ii) the amount of each Participant's Incentive Units which may be redeemed on such payment dates. One such payment date shall occur at some time within three (3) months after the end of the Award Period and other date(s) may occur one (1) or more years after such date (the "Deferred Payment Date").

          2.2 Value of Incentive Units. On or before the commencement of each Award Period, the Committee shall determine (i) the factor(s) comprising the Incentive Measurement, and (ii) the Incentive Measurement's base value, i.e., the value against which growth shall be measured. Notwithstanding the prior sentence, the Incentive Measurement's base value may be appropriately adjusted by the Committee, pursuant to Section 2.5(i) hereof, after the certification of the Company's financial statements by the Company's independent public accountant for the fiscal year immediately preceding the commencement of the Award Period. In the Committee's discretion, Incentive Measurements may vary with respect to Incentive Unit grants made to individual Participants or groups of Participants.

          2.3 Award Opportunity. Upon the completion of each Award Period and the certification of the Company's financial statements by the Company's independent public accountant for the last fiscal year in said Award Period, the Committee shall cause to be re-valued the Incentive Measurement in order to determine the growth over the Incentive Measurement's base value and, thus, the value of each Incentive Unit.

          Notwithstanding anything to the contrary herein contained or implied, the Committee may make appropriate adjustments to the value of the Incentive Measurement to avoid undue windfalls or hardships due to external conditions outside the control of management, nonrecurring or abnormal items, changes in accounting practices, or such other matters as the Committee, in its discretion, shall determine; however, the Committee shall make no adjustments to the performance criteria whose effect is to increase the growth incentive payment to the Chief Executive Officer or to other executive officers as of the end of the year who are named in the proxy statement, except as provided in Section 2.5 hereof.

          2.4  Payment of Awards.

               (a) Employees on Last Day of Award Period or Deferred Payment Date. Participants employed by the Company on the last day of the Award Period shall be entitled to receive payment (to the extent not deferred) as soon as practicable thereafter; Participants employed on the Deferred Payment Date shall be entitled to receive payment of deferred amounts, if applicable, as soon as practicable thereafter. Notwithstanding anything to the contrary herein contained or implied, in no event shall a Participant's incentive payment for an Award Period exceed 300% of such Participant's annualized base salary at the beginning of the Award Period.

               (b) Termination of Employment in the Event of Death, Disability or Retirement. If the termination of employment occurs before the end of the Award Period due to: (i) death, (ii) disability (as defined under the Company's long-term disability plan), or (iii) retirement on or after the attainment of age fifty-five (55), the Participant shall be entitled to pro rated payment in respect of Incentive Units, determined as of the end of the fiscal year in which occurs the Participant's death, disability or retirement. Payment shall be made as soon as practicable following the end of the fiscal year in which death, disability or retirement has occurred. In the event of termination of employment due to death, disability or retirement after the end of the Award Period and prior to a Deferred Payment Date, payment with respect to any outstanding deferred payment amount shall be made as soon as practicable after such termination.

               (c) Termination of Employment for any Reason Other than Death, Disability or Retirement. In the event of the Participant's termination of employment for any reason other than death, disability or retirement prior to the end of the Award Period, the Participant shall have no rights under the Plan and shall not be entitled to receive payment with respect to any Incentive Unit. In the event of the Participant's termination of employment for any reason other than death, disability or retirement prior to a Deferred Payment Date, the Participant shall not be entitled to receive payment with respect to any outstanding deferred payment amount. In the event of termination of employment for cause, as determined by the Committee in its discretion, no payment shall be made with respect to any Incentive Unit.

          2.5 Restrictions on Adjustments to Performance Criteria. The Committee shall make no adjustments to the performance criteria whose effect is to increase the growth incentive payment to the Chief Executive Officer or to other executive officers as of the end of the year who are named in the proxy statement, except for the following:

               (a) Events classified as extraordinary items or discontinued operations or presented as special nonrecurring charges (or income) in accordance with generally accepted accounting principles.

               (b) Disposal of a business segment or a group of two or more warehouse stores, a major administrative unit, or major assets, if quantified and disclosed in Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company's Annual Report on Form 10-K.

               (c) Conversion of convertible bonds or convertible preferred stock into common stock; a repurchase by the Company of a large number of outstanding shares of stock, if it has material impact on the performance that is being measured; or an increase in the number of common shares for earnings per share calculation purposes due to a new equity or convertible debenture offering, but not by stock options, restricted stock or other stock-based awards under the Company's 1989 Stock Incentive Plan.

               (d) Balance sheet recapitalization or restructuring that materially alters the allocation between debt and equity for a division.

               (e) Changes in accounting practice to comply with new legislation or with rules promulgated by the S.E.C. or the F.A.S.B. and changes in tax laws that affect tax rates, credits, or the definition of taxable income, if material.

               (f) Unusual and material losses beyond the Company's control, such as acts of God (e.g., earthquake or widespread hurricane damage).

               (g) Reserves for future period events which will not occur until after the performance measurement period.

               (h) Adjustments attributable to prior periods in the case of a newly acquired business.

               (i) Adjustments of the Incentive Measurement's base value made immediately after completion of the audit of the fiscal year immediately preceding the performance period, made solely to "true-up" amounts that were based on estimated results for said preceding year.

               (j) Gains and losses from sales of a minority interest in a subsidiary.

               (k) Net incremental expense incurred by a division as a result of opening new warehouse stores in excess of the number incorporated in the performance criteria. The amount of the adjustment shall be equal to the average operating loss incurred by new warehouse stores opened by the same division in the same fiscal year.

          In no event, however, shall the Committee make any adjustment which would cause incentive awards not to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

          ARTICLE 3. DESIGNATION OF BENEFICIARY. Each Participant shall have the right to file with the Committee a written designation of one or more persons as beneficiary(ies) who shall be entitled to receive the amount, if any, payable under the Plan upon the Participant's death. A Participant may modify the beneficiary designation by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling, provided,
                                                                      --------
however, that no designation or modification thereof shall be effective unless
-------
received by the Committee prior to the Participant's death.

          If no such beneficiary designation is in effect at the time of a Participant's death, or if no designated beneficiary survives the Participant, the amount payable under the Plan upon the Participant's death shall be made to the Participant's surviving spouse; if there is no surviving spouse, payment shall be made to the Participant's estate.


          ARTICLE 4.  PLAN ADMINISTRATION AND INDEMNIFICATION.

          4.1 Plan Administration. This Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan; to establish, amend, and rescind rules for carrying out the Plan; to interpret the terms and provisions of the Plan; and to make all other determinations necessary or advisable for its administration. The Committee's determination shall be final and binding on all parties.

          4.2 Indemnification. The Company shall indemnify and save harmless each member of the Committee against all expenses and liabilities arising out of membership on such Committee, excepting only expenses and liabilities arising from such member's own gross negligence or willful misconduct, as determined by the Board of Directors or outside counsel designated by the Board of Directors.


          ARTICLE 5. EFFECT ON EMPLOYMENT RIGHTS. This Plan shall not constitute an employment contract and nothing contained in this Plan shall confer upon the Participant the right to be retained in the service of the Company nor limit the right of the Company to discharge or otherwise deal with the Participant without regard to the existence of this Plan.

          ARTICLE 6. CHANGE OF CONTROL. In the event of the merger, sale, consolidation, dissolution, liquidation, or Change of Control of the Company (as defined in the Change of Control Severance Benefit Plan for Key Employees), the Committee shall thereupon cause to be re-valued the Incentive Measurement, in the manner described herein, and shall provide that Incentive Units be redeemed as soon as practicable thereafter in lieu of payments that would otherwise be made under Article 2 hereof, regardless of when the end of the Award Period or Deferred Payment Date is scheduled to occur. Such re-valuation of the Incentive Measurement shall be determined based on (i) the Company's actual performance or growth with respect to those fiscal years within the Award Period which have ended prior to the merger, sale, consolidation, dissolution, liquidation, or Change of Control, plus (ii) for the fiscal year in which occurs the merger, sale, consolidation, dissolution, liquidation, or Change of Control, the Company's projected performance or growth as provided in the fiscal year's financial plan (as presented to the Company's Board of Directors at the beginning of the fiscal year) pro rated based on the number of days in said fiscal year preceding the merger, sale, consolidation, dissolution, liquidation, or Change of Control.


          ARTICLE 7. AMENDMENT OR TERMINATION OF PLAN. The Plan may be amended, suspended or terminated in whole or in part at any time and from time to time by the Committee. No such amendment, suspension or termination shall retroactively impair or otherwise adversely affect the rights of any Participant to benefits under this Plan if the end of the Award Period has occurred prior to the date of such amendment, suspension or termination.


          ARTICLE 8. NONASSIGNMENT. The right to benefits hereunder shall not be assignable, and the Participant shall not be entitled to have such payments commuted or made otherwise than in accordance with the provisions of the Plan.


          ARTICLE 9.  CONSTRUCTION.

          9.1 Heading and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

          9.2 Singular Includes Plural. Except where otherwise clearly indicated by context, the singular shall include the plural, and vice-versa.


          ARTICLE 10. RELEVANT LAW. This Plan shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts to the extent such laws are not preempted by federal law.